Prospectus

                      VARIABLE SURVIVORSHIP UNIVERSAL LIFE
           A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    issued by

                    SECURITY LIFE OF DENVER INSURANCE COMPANY
                                       AND
                        SECURITY LIFE SEPARATE ACCOUNT L1




Consider carefully the policy charges, deductions, and refunds beginning on page 45 in this prospectus.

You should read this prospectus and keep it for future reference. A prospectus for each underlying investment portfolio must accompany and should be read together with this prospectus.

This policy is not available in all jurisdictions. This policy is not offered in any jurisdiction where this type of offering is not legal. Depending on the state where it is issued, policy features may vary. You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with information that is different.

We offer other products to insure the lives of two people which may or may not better match your needs and interests.

Replacing your existing life insurance policy(ies) with this policy may not be beneficial to you.



YOUR POLICY
     o is a flexible premium variable joint and survivor universal life insurance policy;
     o is issued on two lives on whom insurance coverage may continue, in whole or in part, until both have died;
     o   is issued by Security Life of Denver Insurance Company;
     o is guaranteed not to lapse during the first five policy years if you meet certain requirements; and
     o is returnable by you during the free look period if you are not satisfied.

YOUR PREMIUM PAYMENTS
     o   are flexible, so the premium amount and frequency may vary;
     o are allocated to variable investment options and the guaranteed interest division, based on your instructions;
     o are invested in shares of the underlying investment portfolios under each variable investment option; and
     o can be invested in as many as eighteen investment options over the policy's lifetime.

YOUR ACCOUNT VALUE
     o is the sum of your holdings in the variable division, the guaranteed interest division and the loan division;
     o has no guaranteed minimum value under the variable division. The value varies with the value of the underlying investment portfolio;
     o has a minimum guaranteed rate of return for amounts in the guaranteed interest division; and
     o is subject to specified expenses and charges, including possible surrender charges.

DEATH PROCEEDS
     o are paid if the policy is in force at the death of the second of the two insured people;
     o are equal to the death benefit minus an outstanding policy loan, accrued loan interest and unpaid charges incurred before the second insured person dies;
     o   are calculated under your choice of options;
         *   Option 1- a fixed minimum death benefit;
         *   Option 2- a stated death benefit plus your account value;
     o enhanced death benefit corridor option - available with either option 1 or option 2 to increase death benefit coverage based on life expectancy with sufficient account value; and
     o are generally not federally income taxed if your policy continues to meet the federal income tax definition of life insurance.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS LIFE INSURANCE POLICY IS NOT A BANK DEPOSIT OR OBLIGATION, FEDERALLY INSURED OR BACKED BY ANY BANK OR GOVERNMENT AGENCY.

                                                  DATE OF PROSPECTUS MAY 1, 2000

ISSUED BY: Security Life of Denver   UNDERWRITTEN BY: ING America Equities, Inc.
               Insurance Company                      1290 Broadway
           ING Security Life Center                   Denver, CO 80203-5699
           1290 Broadway                              (303) 860-2000
           Denver, CO 80203-5699
           (800) 525-9852


THROUGH ITS:        Security Life Separate Account L1


ADMINISTERED BY:    Customer Service Center
                    P.O.  Box 173888
                    Denver, CO 80217-3888
                    (800) 848-6362


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Variable Survivorship                  2

                                TABLE OF CONTENTS

POLICY SUMMARY.................................................................4
     Your Policy...............................................................4
     Free Look Period..........................................................4
     Premium Payments..........................................................4
     Charges and Deductions....................................................4
     Variable Division.........................................................6
     Fees and Expenses of the Investment Portfolios............................6
     Guaranteed Interest Division..............................................8
     Policy Values.............................................................8
     Transfers of Account Value................................................8
     Special Policy Features...................................................8
     Policy Modification, Termination and Continuation
         Features..............................................................9
     Death Benefits...........................................................10
     Tax Considerations.......................................................10

SECURITY LIFE, THE SEPARATE ACCOUNT
     AND THE INVESTMENT OPTIONS...............................................12
     Security Life of Denver Insurance Company................................12
     Security Life Separate Account L1........................................12
     Investment Portfolio Objectives..........................................13
     Guaranteed Interest Division.............................................18
     Maximum Number of Investment Options.....................................18

DETAILED INFORMATION ABOUT THE
     POLICY...................................................................18
     Applying for a Policy....................................................18
     Temporary Insurance......................................................19
     Policy Issuance..........................................................19
     Premiums.................................................................20
     Premium Payments Affect Your Coverage....................................22
     Death Benefits...........................................................22
     Riders...................................................................27
     Special Features.........................................................29
     Policy Values............................................................31
     Transfers of Account Value...............................................32
     Dollar Cost Averaging....................................................33
     Automatic Rebalancing....................................................34
     Policy Loans.............................................................35
     Partial Withdrawals......................................................36
     Lapse....................................................................37
     Reinstatement............................................................38
     Surrender................................................................39
     General Policy Provisions................................................39
         Free Look Period.....................................................39
         Your Policy..........................................................39
         Age  ................................................................39
         Ownership............................................................40
         Beneficiary(ies).....................................................40
         Collateral Assignment................................................40
         Incontestability.....................................................40
         Misstatements of Age or Gender.......................................40
         Suicide..............................................................40
         Transaction Processing...............................................41
         Notification and Claims Procedures...................................41
         Telephone Privileges.................................................41
         Non-participation....................................................42

         Distribution of the Policies.........................................42
         Advertising Practices and Sales Literature...........................42
         Settlement Provisions................................................43
     Administrative Information About the Policy..............................43

CHARGES, DEDUCTIONS AND
REFUNDS.......................................................................45
     Deductions from Premiums.................................................45
     Daily Deductions from the Separate Account...............................46
     Monthly Deductions from Account Value....................................46
     Policy Transaction Fees..................................................47
     Persistency Refund.......................................................48
     Surrender Charge.........................................................49
     Group or Sponsored Arrangements, or Corporate
         Purchasers...........................................................50

TAX CONSIDERATIONS............................................................50
     Tax Status of the Policy.................................................50
     Diversification Requirements.............................................51
     Tax Treatment of Policy Death Benefits...................................51
     Modified Endowment Contracts.............................................51
     Multiple Policies........................................................52
     Distributions Other than Death Benefits from
         Modified Endowment Contracts.........................................52
     Distributions Other than Death Benefits from
         Policies That Are Not Modified Endowment
         Contracts............................................................52
     Investment in the Policy.................................................52
     Policy Loans.............................................................52
     Section 1035 Exchanges...................................................53
     Tax-exempt Policy Owners.................................................53
     Possible Tax Law Changes.................................................53
     Changes to Comply with the Law...........................................53
     Other....................................................................54

ILLUSTRATIONS.................................................................55

ADDITIONAL INFORMATION........................................................59
     Directors and Officers...................................................59
     Regulation...............................................................60
     Legal Matters............................................................60
     Legal Proceedings........................................................60
     Experts..................................................................60
     Registration Statement...................................................60

INDEX OF SPECIAL TERMS........................................................61

FINANCIAL STATEMENTS..........................................................62

APPENDIX A...................................................................164

APPENDIX B...................................................................165

APPENDIX C...................................................................166


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Variable Survivorship                  3

POLICY SUMMARY

YOUR POLICY

Your policy provides life insurance protection on the lives of two insured people and insurance coverage may continue until both have died. The policy includes the basic policy, applications and riders or endorsements. As long as the policy remains in force, we pay a death benefit after the death of the second of the insured people. While your policy is in force, you may access a portion of your policy value by taking loans or partial withdrawals. You may surrender your policy for its net cash surrender value. At the policy anniversary nearest the younger insured person's 100th birthday you may surrender the policy or continue it under the continuation of coverage option. SEE CONTINUATION OF COVERAGE, PAGE 30.

Life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and this policy's long-term investment potential and risks before purchasing a policy.


FREE LOOK PERIOD

Within limits as specified by law, you have the right to examine your policy and return it for a refund of all premium payments we have received or the account value, if you are not satisfied for any reason. The policy is then void. SEE FREE LOOK PERIOD, PAGE 39.
PREMIUM PAYMENTS

The policy is a flexible premium policy because the amount and frequency of the premium payments you make may vary within limits. You must make premium payments:
     o   for us to issue your policy;
     o   sufficient to keep your policy in force; and
     o   as necessary to continue certain benefits.

Depending on the amount of premium you choose to pay, it may not be enough to keep your policy or certain riders in force. SEE PREMIUMS, PAGE 20.

ALLOCATION OF NET PREMIUMS

This policy has premium-based charges which are subtracted from your payments. We add the balance, or net premium, to your policy based on your investment instructions. You may allocate the net premium among one or more variable investment options and the guaranteed interest division. SEE ALLOCATION OF NET PREMIUMS, PAGE 21.


CHARGES AND DEDUCTIONS

All charges presented here are current unless stated otherwise.




--------
This summary highlights some of the important points about your policy. The policy is more fully described in the attached, complete prospectus. Please read it carefully. "We," "us," "our," and the "company" refer to Security Life of Denver Insurance Company. "You" and "your" refer to the policy owner. The owner is the individual, entity, partnership, representative or party who may exercise all rights over the policy and receive the policy benefits during the insured people's lifetimes.

State variations are covered in a special policy form used in that state. This prospectus provides a general description of the policy. Your actual policy and any riders are the controlling documents. If you would like to review a copy of the policy and riders, contact our customer service center or your agent/registered representative.

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Variable Survivorship                  4

                                     CHARGES

                 Other Than Investment Portfolio Annual Expenses
                 (SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 45)


---------------------------------- --------------------------------------- -----------------------------------------
CHARGE                             WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED
---------------------------------- --------------------------------------- -----------------------------------------
Tax Charges                        Each premium payment received           2.5% for state and local taxes; 1.5%
                                                                           for estimated federal income tax
                                                                           treatment of deferred acquisition costs.
---------------------------------- --------------------------------------- -----------------------------------------
Sales Charge                       Each premium payment received           Percentage of policy or segment premium
                                                                           up to target premium and above target
                                                                           premium: year 1-5 up to target 5.5%,
                                                                           above target 2%; year 6+, 2% of all
                                                                           premium received.
---------------------------------- --------------------------------------- -----------------------------------------
Surrender Charge                   First nine policy or segment years      Percentage of surrender charge target
                                   from account value                      premium based on insured people's ages
                                                                           at policy date.  Maximum of 100% in
                                                                           first 5 years.
---------------------------------- --------------------------------------- -----------------------------------------
Mortality & Expense Risk Charge    Daily, included in unit value           0.002055% daily (0.75% annually)
---------------------------------- --------------------------------------- -----------------------------------------
Policy Charge                      Monthly from account value              $15 per month for first ten policy
                                                                           years and $9 per month thereafter.
---------------------------------- --------------------------------------- -----------------------------------------
Monthly Administrative Charge      Monthly from account value              $0.07 - $0.095 per $1,000 death benefit
                                                                           for the first ten policy years.  $0.023
                                                                           per $1,000 death benefit for each
                                                                           policy year after the tenth.  Applies
                                                                           to first $2,500,000 of death benefit.
                                                                           These maximum rates are guaranteed.
---------------------------------- --------------------------------------- -----------------------------------------
Cost of Insurance Charge           Monthly from account value              Varies based on current cost of
                                                                           insurance rates and net amount at risk.
---------------------------------- --------------------------------------- -----------------------------------------
Guaranteed Minimum Death Benefit   Monthly from account value              $0.005 per $1,000 of stated death
Charge                                                                     benefit per month.  Guaranteed maximum.
---------------------------------- --------------------------------------- -----------------------------------------
Rider Charges                      Monthly from account value              Varies depending on the rider benefits
                                                                           you choose.
---------------------------------- --------------------------------------- -----------------------------------------
Partial Withdrawal Fee             Transaction date from account value     Up to $25.
---------------------------------- --------------------------------------- -----------------------------------------
Transfer Fee                       Transaction date from account value     Twelve free transfers per policy year,
                                                                           then $25 per transfer.
---------------------------------- --------------------------------------- -----------------------------------------
Illustration Fee                   Transaction date from account value     One free illustration per policy year,
                                                                           then a $25 fee may apply.
---------------------------------- --------------------------------------- -----------------------------------------
Premium Allocation Change Charge   Transaction date from account value     Twelve free premium allocation changes
                                                                           per policy year, then $25 per change.
---------------------------------- --------------------------------------- -----------------------------------------
Continuation of Coverage           Policy anniversary nearest younger      One-time $400 administrative fee.
Administrative Fee                 insured person's 100th birthday from
                                   account value
---------------------------------- --------------------------------------- -----------------------------------------



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Variable Survivorship                  5

VARIABLE DIVISION

If you invest in the variable investment options, you may make or lose money depending on market conditions. The variable investment options are described in the prospectuses for the underlying investment portfolios. Each investment portfolio has its own investment objective. SEE INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.


FEES AND EXPENSES OF THE INVESTMENT PORTFOLIOS

The separate account purchases shares of the underlying investment portfolios, at net asset value. This price reflects investment management fees and other direct expenses deducted from the portfolio assets. This table describes these fees and expenses in gross amounts and net amounts after waiver or reimbursement of fees or expenses by the investment portfolio advisers. Waivers or reimbursements are voluntary and subject to change. The portfolio expense information was provided to us by the portfolios and we have not independently verified this information.

These expenses are not direct charges against variable division assets or reductions from contract values; rather these expenses are included in computing each underlying portfolio's net asset value, which is the share price used to calculate the unit values of the variable investment options. For a more complete description of the portfolios' costs and expenses, see the prospectuses for the portfolios.


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Variable Survivorship                  6

INVESTMENT PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)


                                                                                                         Fees and      Total
                                                                   Investment                Total       Expenses       Net
                                                                   Management    Other     Portfolio     Waived or   Portfolio
                            Portfolio                                Fees       Expenses   Expenses     Reimbursed    Expenses
                            ---------                                ----       --------   --------     ----------    --------

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Capital Appreciation Fund                                   0.62%       0.11%         0.73%            NA        0.73%
AIM V.I. Government Securities Fund                                  0.50%       0.40%/1/      0.90%            NA        0.90%
THE ALGER AMERICAN FUND
Alger American Growth Portfolio                                      0.75%       0.04%         0.79%            NA        0.79%
Alger American Leveraged AllCap Portfolio                            0.85%       0.08%/2/      0.93%            NA        0.93%
Alger American MidCap Growth Portfolio                               0.80%       0.05%         0.85%            NA        0.85%
Alger American Small Capitalization Portfolio                        0.85%       0.05%         0.90%            NA        0.90%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Growth Portfolio                                                 0.58%       0.08%         0.66%            NA        0.66%/3/
VIP Money Market Portfolio                                           0.18%       0.09%         0.27%            NA        0.27%
VIP Overseas Portfolio                                               0.73%       0.18%         0.91%            NA        0.91%/3/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II
VIP II Asset Manager Portfolio                                       0.53%       0.10%         0.63%            NA        0.63%/3/
VIP II Index 500 Portfolio                                           0.24%       0.10%         0.34%          0.06%       0.28%
INVESCO VARIABLE INVESTMENT FUNDS, INC.
INVESCO VIF-Equity Income Fund/4/                                    0.75%       0.44%         1.19%          0.02%       1.17%
INVESCO VIF-High Yield Fund/5/                                       0.60%       0.48%         1.08%          0.01%       1.07%
INVESCO VIF-Small Company Growth Fund/6/                             0.75%       3.35%         4.10%          2.39%       1.71%
INVESCO VIF-Total Return Fund/7/                                     0.75%       0.55%         1.30%          0.13%       1.17%
INVESCO VIF-Utilities Fund/8/                                        0.60%       1.08%         1.68%          0.47%       1.21%
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Growth Portfolio                                                     0.84%       0.08%         0.92%            NA        0.92%
Limited Maturity Bond Portfolio                                      0.65%       0.11%         0.76%            NA        0.76%
Partners Portfolio                                                   0.80%       0.07%         0.87%            NA        0.87%
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund                                                  1.00%       0.22%         1.22%            NA        1.22%
Worldwide Emerging Markets Fund                                      1.00%       0.54%         1.54%          0.20%/9/    1.34%
Worldwide Hard Assets Fund                                           1.00%       0.26%         1.26%            NA        1.26%
Worldwide Real Estate Fund                                           1.00%       2.23%         3.23%          1.79%/10/   1.44%

----------------------------

/1/ Included in AIM V.I. Government Securities Fund's "Other Expenses" is 0.10% of interest expense.

/2/ Included in Alger American Leveraged AllCap portfolio's "Other Expenses" is 0.01% of interest expense.

/3/ Fidelity absorbed a portion of the portfolio and custodian expenses for some portfolios with part of the brokerage commissions and un-invested cash balances. After this absorption, "Total Portfolio Expenses" are 0.65% for Growth portfolio, 0.87% for Overseas portfolio and 0.62% for Asset Manager portfolio.

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Variable Survivorship                  7

/4/ INVESCO absorbed a portion of VIF-Equity Income Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17% respectively.

/5/ INVESCO absorbed a portion of VIF-High Yield Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.47% and 1.07% respectively.

/6/ INVESCO absorbed a portion of VIF-Small Company Growth Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.96% and 1.71%, respectively.

/7/ INVESCO absorbed a portion of VIF-Total Return Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.42% and 1.17%, respectively.

/8/ INVESCO absorbed a portion of VIF-Utilities Fund's "Other Expenses" and "Total Portfolio Expenses." After this absorption, these expenses are 0.61% and 1.21%, respectively.

/9/ Van Eck Associates Corporation absorbed expenses exceeding 1.30% of the Fund's average daily assets, effective May 13, 1999.

/10/ Van Eck Associates Corporation absorbed certain expenses exceeding 1.50%.
     The fund's expenses were also reduced by a fee arrangement based on cash balances left on deposit with the custodian and a directed brokerage arrangement where the fund directs certain portfolio trades to a broker that, in turn, pays a potion of the fund's expenses.


GUARANTEED INTEREST DIVISION

The guaranteed interest division guarantees principal and is part of our general account. Any amount you direct into the guaranteed interest division is credited with interest at a fixed rate. SEE GUARANTEED INTEREST DIVISION, PAGE 18.


POLICY VALUES

Your policy account value is the amount you have in the guaranteed interest division, plus the amount you have in each variable investment option. If you have an outstanding policy loan, your account value includes the amount in the loan division. SEE POLICY VALUES, PAGE 31 AND PARTIAL WITHDRAWALS, PAGE 36.

YOUR ACCOUNT VALUE IN THE VARIABLE DIVISION

Accumulation units are the way we measure value in the variable division. Accumulation unit value is the value of one unit of a variable investment option on a valuation date. Each variable investment option has a different accumulation unit value. SEE DETERMINING VALUES IN THE VARIABLE DIVISION, PAGE 31.

The accumulation unit value for each variable investment option reflects the investment performance of the underlying investment portfolio during the valuation period. Each accumulation unit value reflects asset-based charges under the policy and the expenses of the investment portfolios. SEE DETERMINING VALUES IN THE VARIABLE DIVISION, PAGE 31 AND HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 32.


TRANSFERS OF ACCOUNT VALUE

With some limitations, you may make twelve free transfers among the variable investment options or to the guaranteed interest division each policy year. We charge $25 for each transfer over twelve in a policy year. There are restrictions on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 32 AND POLICY TRANSACTION FEES, PAGE 47.


SPECIAL POLICY FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate one investment option from which we will deduct all of your monthly deductions. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 29.

RIDERS

You may attach additional benefits to your policy by rider. In most cases, we deduct a monthly charge from your account value for these benefits. SEE RIDERS, PAGE 27.

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Variable Survivorship                  8

DOLLAR COST AVERAGING

Dollar cost averaging is a systematic plan of transferring account values to selected investment options. It is intended to protect your policy's value from short-term price fluctuations. However, dollar cost averaging does not assure a profit, nor does it protect against a loss in a declining market. Dollar cost averaging is free. SEE DOLLAR COST AVERAGING, PAGE 33.

AUTOMATIC REBALANCING

Automatic rebalancing periodically reallocates your net account value among your selected investment options to maintain your specified distribution of account value among those investment options. Automatic rebalancing is free. SEE AUTOMATIC REBALANCING, PAGE 34.

LOANS

You may take loans against your policy's net cash surrender value. We charge an annual loan interest rate of 3.75%. We credit an annual interest rate of 3% on amounts held in the loan division as collateral for your loan. Beginning in your eleventh policy year, where permitted by law, we may include amounts in the loan division for calculation of your policy's persistency refund. SEE POLICY LOANS, PAGE 35.

Loans may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 50.

PARTIAL WITHDRAWALS

You may withdraw part of your net cash surrender value any time after your first policy anniversary. You may make only one partial withdrawal per policy year. Partial withdrawals may reduce your policy's death benefit and will reduce your account value. SEE PARTIAL WITHDRAWALS, PAGE 36.

Partial withdrawals may have tax consequences. SEE TAX CONSIDERATIONS, PAGE 50.

PERSISTENCY REFUND

After your tenth policy anniversary, where permitted by law, we add a persistency refund to your account value. SEE PERSISTENCY REFUND, PAGE 48.



POLICY MODIFICATION, TERMINATION AND CONTINUATION FEATURES

RIGHT TO EXCHANGE POLICY

For 24 months after the policy date you may exchange your policy for a guaranteed policy, unless law requires differently. There is no charge for this exchange. SEE RIGHT TO EXCHANGE POLICY, PAGE 30.

POLICY SPLIT OPTION

Under certain circumstances, you may split your policy into two separate life insurance policies each insuring the life of one insured person. This split may occur upon divorce between the two insured people, business dissolution, or a possible adverse future change in the tax law, unless law requires otherwise. The policy split option is free. SEE POLICY SPLIT OPTION, PAGE 29.

SURRENDER

You may surrender your policy for its net cash surrender value at any time before the death of the second of the insured people. All insurance coverage ends on the date we receive your request. SEE SURRENDER, PAGE 39.

LAPSE

In general, insurance coverage continues as long as your net cash surrender value is enough to pay the monthly deductions. However, your policy and its riders are guaranteed not to lapse during the first five years of your policy if the conditions of the special continuation period have been met. SEE LAPSE, PAGE 37 AND SPECIAL CONTINUATION PERIOD, PAGE 21.

REINSTATEMENT

You may reinstate your policy and its riders within five years of its lapse if you still own the policy and the insured people are still living and meet our underwriting requirements.

You will need to give proof of insurability. You will also need to pay required reinstatement premiums.

If the guaranteed minimum death benefit lapses and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate this feature.



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Variable Survivorship                  9

If you had a policy loan existing when coverage ended, we will reinstate it with accrued loan interest to the date of the lapse. SEE REINSTATEMENT, PAGE 38.

POLICY MATURITY

If at least one of the insured people is still living on the maturity date or the policy anniversary nearest the younger insured person's 100th birthday and you do not choose to let the continuation of coverage feature become effective, you must surrender your policy. We will pay the net account value. Your policy then ends. SEE POLICY MATURITY, PAGE 30.

CONTINUATION OF COVERAGE

At the policy anniversary nearest the younger insured person's 100th birthday, you may choose to let the continuation of coverage feature become effective. If you do so, we will deduct a one-time administrative fee of $400 and keep your policy in force. SEE CONTINUATION OF COVERAGE, PAGE 30.


DEATH BENEFITS

After the death of the second of the two insured people, we pay death proceeds to the beneficiary(ies) if your policy is still in force. Based on the death benefit option you have chosen, the base death benefit varies.

We generally require a minimum target death benefit of $250,000 to issue your policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your target death benefit is at least $250,000.

You may change your death benefit amount while your policy is in force, subject to certain restrictions. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 25.


TAX CONSIDERATIONS

Under current federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment to apply, the policy must qualify as a life insurance contract. We believe it is reasonable to conclude that the policy will qualify as a life insurance contract. SEE TAX STATUS OF THE POLICY, PAGE 50.

Assuming the policy qualifies as a life insurance contract under current federal income tax law, your account value earnings are generally not subject to income tax as long as they remain within your policy. However depending on circumstances, the following events may cause taxable consequences for you:
     o   partial withdrawals;
     o   surrender; or
     o   lapse.

In addition, if your policy is a modified endowment contract, a loan against or secured by the policy may cause income taxation. A penalty tax may be imposed on a distribution from a modified endowment contract as well. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 51.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

You should consult a qualified legal or tax adviser before you purchase your policy.





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Variable Survivorship                  10

                              HOW THE POLICY WORKS




YOUR PREMIUM             Premium Deductions
You make a premium  ---------------------------->
payment
                                                     o  sales charge
                                                     o  tax charges

                    <----------------------------
NET PREMIUM
We allocate the net
premium to the investment
options you choose
        |
        |
   -----------------------------------------
   |                                       |
   \/                                      \/
GUARANTEED                                VARIABLE INVESTMENT                     INVESTMENT PORTFOLIOS           The investment
INTEREST DIVISION                         OPTIONS                                 The variable investment         manager deducts
Amounts you allocate                      Amounts you allocate are      <--       options invest in               investment
are held in our general account           held in our separate account     -->    investment portfolios   ------> management fees
   |                                       |                                                                      and other
   -----------------------------------------                                                                      portfolio expenses
                                      |
                                      |
                                      |
                            Refunds   |
o  persistency refund    ------------>|                       Monthly Deductions   o  policy charge
                                      |                    --------------------->  o  cost of insurance
                                      |                   |                           charge
                                      |                   |                        o  monthly administrative
                                      \/                  |                           charge
                               ACCUMULATED VALUE          |                        o  rider charges
                               The total value of your  --|                        o  guaranteed minimum
                               policy                     |                           death benefit charge
                                 |                        |    Separate Account
                                 |                        |      Deductions
                                 |                        |--------------------->  o  mortality and expense
                                 \/                       |                           risk charge
                        LOAN DIVISION                     |
                        Amount set aside to               |
                        secure a policy loan              |
                                                          |
                                                          |   Transaction Fees     o  partial withdrawal fee
                                                           --------------------->  o  transfer fee
                                                                                   o  illustration fee
                                                                                   o  premium allocation
                                                                                      change charge
                                                                                   o  continuation of
                                                                                      coverage fee
                                                                                   o  surrender charge


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Variable Survivorship                  11

SECURITY LIFE, THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS


SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company (Security Life) is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. At the close of 1999, the company and its consolidated subsidiaries had over $184.2 billion of life insurance in force. As of December 31, 1999 our total assets were over $11.3 billion and our shareholder's equity was over $899 million.

We have a complete line of life insurance products, including:
     o   annuities;
     o   individual life;
     o   group life;
     o   pension products; and
     o   market life reinsurance.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"). ING is one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, The Netherlands. It has consolidated assets over $495 billion on a Dutch (modified U.S.) generally accepted accounting principles basis, as of December 31, 1999.

The principal underwriter and distributor for our policies is ING America Equities, Inc. ING America Equities is a stock corporation organized under the laws of the State of Colorado in 1993. It is a wholly owned subsidiary of Security Life and is registered as a broker-dealer with the SEC and the NASD. ING America Equities, Inc. is located at 1290 Broadway, Denver, Colorado 80203-5699.


SECURITY LIFE SEPARATE ACCOUNT L1

SEPARATE ACCOUNT STRUCTURE

We established Security Life Separate Account L1 (the separate account) on November 3, 1993, under Colorado's insurance law. It is a unit investment trust, registered with the SEC under the Investment Company Act of 1940. The SEC does not supervise our management of the separate account or Security Life.

The separate account is used to support our variable life insurance policies and for other purposes allowed by law and regulation. We keep the separate account assets separate from our general account and other separate accounts. We may offer other variable life insurance contracts with different benefits and charges that invest in the separate account. We do not discuss these contracts in this prospectus. The separate account may invest in other securities not available for the policy described in this prospectus.

The company owns all the assets in the separate account. We credit gains to or charge losses against the separate account without regard to performance of other investment accounts.

ORDER OF SEPARATE ACCOUNT LIABILITIES

Law provides that we may not charge general account liabilities against separate account assets equal to its reserves and other liabilities. This means that if we ever become insolvent, the separate account assets will be used first to pay separate account policy claims. Only if separate account assets remain after these claims have been satisfied can these assets be used to pay other policy owners and creditors.

The separate account may have liabilities from assets credited to other variable life policies offered by the separate account. If the assets of the separate account are greater than required reserves and policy liabilities, we may transfer the excess to our general account.

INVESTMENT OPTIONS

Investment options include the variable and the guaranteed interest divisions, but not the loan division. The separate account has several variable investment options which invest in shares of underlying investment portfolios. This means that the investment performance of a policy depends on

--------------------------------------------------------------------------------
Variable Survivorship                  12
the performance of the investment portfolios you choose. Each investment portfolio has its own investment objective. These investment portfolios are not available directly to individual investors. They are available only as underlying investments for variable annuity and variable life insurance contracts and certain pension accounts.

INVESTMENT PORTFOLIOS

Each of the investment portfolios is a separate series of an open-end management investment company. The investment company receives investment advice from a registered investment adviser who is not associated with us.

The investment portfolios sell shares to separate accounts of insurance companies. These insurance companies may or may not be affiliated with us. This is known as "shared funding." Investment portfolios may sell shares as the underlying investment for both variable annuity and variable life insurance contracts. This process is known as "mixed funding."

The investment portfolios may sell shares to certain qualified pension and retirement plans that qualify under Section 401 of the Internal Revenue Code ("IRC"). As a result, a material conflict of interest may arise between insurance companies, owners of different types of contracts and retirement plans or their participants.

If there is a material conflict, we will consider what should be done, including removing the investment portfolio from the separate account. There are certain risks with mixed and shared funding, and with selling shares to qualified pension and retirement plans. See the investment portfolios' prospectuses.


INVESTMENT PORTFOLIO OBJECTIVES

Each investment portfolio has a different investment objective that it tries to achieve by following its own investment strategy. The objectives and policies of each investment portfolio affect its return and its risks. With this prospectus, you must receive the current prospectus for each investment portfolio. We summarize the investment objectives for each investment portfolio here. You should read each investment portfolio prospectus.

Certain investment portfolios offered under this policy have investment objectives and policies similar to other funds managed by the portfolio's investment adviser. The investment results of a portfolio may be higher or lower than those of other funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any investment portfolio will be comparable to those of another fund managed by the same investment adviser.

Some investment portfolio advisers (or their affiliates) may pay us compensation for servicing, administration or other expenses. The amount of compensation is usually based on the aggregate assets of the investment portfolio from contracts that we issue or administer. Some advisers may pay us more or less than others and our affiliates may pay us significantly more.


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Variable Survivorship                  13

----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------
AIM V.I. Capital Appreciation Fund   Investment Company:            Seeks growth of capital through investment in common
                                     AIM Variable Insurance Funds   stocks.
                                     Investment Adviser:
                                     A I M Advisors, Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
AIM V.I. Government Securities       Investment Company:            Seeks to achieve high current income consistent with
Fund                                 AIM Variable Insurance Funds   reasonable concern for safety of principal.
                                     Investment Adviser:
                                     A I M Advisors, Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American Growth Portfolio      Investment Company:            Seeks long-term capital appreciation by focusing on
                                     The Alger American Fund        growing companies that generally have broad product
                                     Investment Adviser:            lines, markets, financial resources and depth of
                                     Fred Alger Management, Inc.    management.  Under normal circumstances, the portfolio
                                                                    invests primarily in the equity securities of large
                                                                    companies.  The portfolio considers a large company to
                                                                    have a market capitalization of $1 billion or greater.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American Leveraged AllCap      Investment Company:            Seeks long-term capital appreciation by investing,
Portfolio                            The Alger American Fund        under normal circumstances, in the equity securities
                                     Investment Adviser:            of companies of any size which demonstrate promising
                                     Fred Alger Management, Inc.    growth potential.  The portfolio can leverage, that
                                                                    is, borrow money, up to one-third of its total assets
                                                                    to buy additional securities.  By borrowing money, the
                                                                    portfolio has the potential to increase its returns if
                                                                    the increase in the value of the securities purchased
                                                                    exceeds the cost of borrowing, including interest paid
                                                                    on the money borrowed.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American MidCap Growth         Investment Company:            Seeks long-term capital appreciation by focusing on
Portfolio                            The Alger American Fund        midsize companies with promising growth potential.
                                     Investment Adviser:            Under normal circumstances, the portfolio invests
                                     Fred Alger Management, Inc.    primarily in the equity securities of companies having
                                                                    a market capitalization within the range of companies
                                                                    in the S&P MidCap 400 Index.
------------------------------------ ------------------------------ --------------------------------------------------------
Alger American Small                 Investment Company:            Seeks long-term capital appreciation by focusing on
Capitalization Portfolio             The Alger American Fund        small, fast-growing companies that offer innovative
                                     Investment Adviser:            products, services or technologies to a rapidly
                                     Fred Alger Management, Inc.    expanding marketplace.  Under normal circumstances,
                                                                    the portfolio invests primarily in the equity
                                                                    securities of small capitalization companies.  A small
                                                                    capitalization company is one that has a market
                                                                    capitalization within the range of the Russell 2000
                                                                    Growth Index or the S&P SmallCap 600 Index.
------------------------------------ ------------------------------ --------------------------------------------------------


--------------------------------------------------------------------------------
Variable Survivorship                  14




----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------

VIP Growth Portfolio                 Investment Company: Fidelity   Seeks capital appreciation by investing in common
                                     Variable Insurance Products    stocks of companies that it believes have
                                     Fund                           above-average growth potential, either domestic or
                                     Investment Manager:            foreign issuers.
                                     Fidelity Management &
                                     Research Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIP Money Market Portfolio           Investment Company: Fidelity   Seeks as high a level of current income as is
                                     Variable Insurance Products    consistent with the preservation of capital and
                                     Fund                           liquidity by investing in U.S.  dollar-denominated
                                     Investment Manager:            money market securities, including U.S.  Government
                                     Fidelity Management &          securities and repurchase agreements, and entering
                                     Research Company               into reverse repurchase agreements.
------------------------------------ ------------------------------ --------------------------------------------------------
VIP Overseas Portfolio               Investment Company: Fidelity   Seeks long-term growth of capital by investing at
                                     Variable Insurance Products    least 65% of total assets in foreign securities.
                                     Fund
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIP II Asset Manager Portfolio       Investment Company: Fidelity   Seeks high total return with reduced risk over the
                                     Variable Insurance Products    long term by allocating its assets among stocks,
                                     Fund II                        bonds, and short-term instruments.
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIP II Index 500 Portfolio           Investment Company: Fidelity   Seeks investment results that correspond to the total
                                     Variable Insurance Products    return of common stocks publicly traded in the United
                                     Fund II                        States as represented by the S&P(R) 500.
                                     Investment Manager:
                                     Fidelity Management &
                                     Research Company
                                     Sub-Adviser:
                                     Bankers Trust Company
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Equity Income Fund               Investment Company: INVESCO    Seeks high current income, with growth of capital as a
                                     Variable Investment Funds,     secondary objective by investing at least 65% of its
                                     Inc.                           assets in dividend-paying common and preferred
                                     Investment Adviser:            stocks.  The rest of the fund's assets are invested in
                                     INVESCO Funds Group, Inc.      debt securities, and lower-grade debt securities.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------


--------------------------------------------------------------------------------
Variable Survivorship                  15




----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------

VIF-High Yield Fund                  Investment Company: INVESCO    Seeks to provide a high level of current income by
                                     Variable Investment Funds,     investing substantially all of its assets in
                                     Inc.                           lower-rated debt securities and preferred stock,
                                     Investment Adviser:            including securities issued by foreign companies.
                                     INVESCO Funds Group, Inc.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Small Company Growth Fund        Investment Company: INVESCO    Seeks long-term capital growth by investing at least
                                     Variable Investment Funds,     65% of its assets in equity securities of companies
                                     Inc.                           with market capitalizations of $2 billion or less.
                                     Investment Adviser:            The remainder of the fund's assets can be invested in
                                     INVESCO Funds Group, Inc.      a wide range of securities that may or may not be
                                     Sub-Adviser:                   issued by small companies.
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Total Return Fund                Investment Company: INVESCO    Seeks to provide high total return through both growth
                                     Variable Investment Funds,     and current income by investing at least 30% of its
                                     Inc.                           assets in common stocks of companies with a strong
                                     Investment Adviser:            history of paying regular dividends and 30% of its
                                     INVESCO Funds Group, Inc.      assets in debt securities.  The remaining 40% of the
                                     Sub-Adviser:                   fund is allocated among these and other investments at
                                     INVESCO Capital Management,    INVESCO's discretion, based upon current business,
                                     Inc.                           economic and market conditions.
------------------------------------ ------------------------------ --------------------------------------------------------
VIF-Utilities Fund                   Investment Company: INVESCO    Seeks capital appreciation and income by investing at
                                     Variable Investment Funds,     least 80% of its assets in companies doing business in
                                     Inc.                           the utilities economic sector.  The remainder of the
                                     Investment Adviser:            fund's assets are not required to be invested in the
                                     INVESCO Funds Group, Inc.      utilities economic sector.
                                     Sub-Adviser:
                                     INVESCO Capital Management,
                                     Inc.
------------------------------------ ------------------------------ --------------------------------------------------------
Growth Portfolio                     Investment Company:            Seeks growth of capital by investing mainly in common
                                     Neuberger Berman Advisers      stock mid-capitalization companies.
                                     Management Trust
                                     Investment Adviser:
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC
------------------------------------ ------------------------------ --------------------------------------------------------


--------------------------------------------------------------------------------
Variable Survivorship                  16




----------------------------------------------------------------------------------------------------------------------------
                                              INVESTMENT PORTFOLIO OBJECTIVES
------------------------------------ ------------------------------ --------------------------------------------------------
VARIABLE INVESTMENT OPTION           INVESTMENT COMPANY/ ADVISER/   INVESTMENT OBJECTIVE
                                     MANAGER/ SUB-ADVISER
------------------------------------ ------------------------------ --------------------------------------------------------

Limited Maturity Bond Portfolio      Investment Company:            Seeks the highest available current income consistent
                                     Neuberger Berman Advisers      with liquidity and low risk to principal by investing
                                     Management Trust               mainly in investment-grade bonds and other debt
                                     Investment Adviser:            securities from U.S.  Government and corporate issuers.
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC
------------------------------------ ------------------------------ --------------------------------------------------------
Partners Portfolio                   Investment Company:            Seeks growth of capital by investing mainly in common
                                     Neuberger Berman Advisers      stock of mid- to large-capitalization companies.
                                     Management Trust
                                     Investment Adviser:
                                     Neuberger Berman Management
                                     Inc.
                                     Sub-Adviser:
                                     Neuberger Berman, LLC
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Bond Fund                  Investment Company:            Seeks high total return--income plus capital
                                     Van Eck Worldwide Insurance    appreciation--by investing globally, primarily in a
                                     Trust                          variety of debt securities.
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Emerging Markets Fund      Investment Company:            Seeks long-term capital appreciation by investing in
                                     Van Eck Worldwide Insurance    equity securities in emerging markets around the world.
                                     Trust
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Hard Assets Fund           Investment Company:            Seeks long-term capital appreciation by investing
                                     Van Eck Worldwide Insurance    primarily in "hard asset securities."  Hard assets
                                     Trust                          include precious metals, natural resources, real
                                     Investment Adviser and         estate and commodities.  Income is a secondary
                                     Manager:                       consideration.
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------
Worldwide Real Estate Fund           Investment Company:            Seeks high total return by investing in equity
                                     Van Eck Worldwide Insurance    securities of companies that own significant real
                                     Trust                          estate or that principally do business in real estate.
                                     Investment Adviser and
                                     Manager:
                                     Van Eck Associates
                                     Corporation
------------------------------------ ------------------------------ --------------------------------------------------------



--------------------------------------------------------------------------------
Variable Survivorship                  17

GUARANTEED INTEREST DIVISION

You may allocate all or a part of your net premium and transfer your net account value into the guaranteed interest division. The guaranteed interest division guarantees principal and is part of our general account. It pays interest at a fixed rate that we declare.

The general account contains all of our assets other than those held in the separate account (variable investment options) or other separate accounts.

The general account supports our non-variable insurance and annuity obligations. We have not registered interests in the guaranteed interest division under the Securities Act of 1933. Also, we have not registered the guaranteed interest division or the general account as an investment company under the Investment Company Act of 1940 (because of exemptive and exclusionary provisions). This means that the general account, the guaranteed interest division and its interests are generally not subject to regulation under these Acts.

The SEC staff has not reviewed the disclosures in this prospectus relating to the general account and the guaranteed interest division. These disclosures, however, may be subject to certain requirements of the federal securities law regarding accuracy and completeness of statements made.

The amount you have in the guaranteed interest division is all of the net premium you allocate to that division, plus transfers you make to the guaranteed interest division plus interest earned.

Amounts you transfer out of or withdraw from the guaranteed interest division reduce this amount. It is also reduced by deductions for charges from your account value allocated to the guaranteed interest division.

We declare the interest rate that applies to all amounts in the guaranteed interest division. This interest rate is never less than the minimum guaranteed interest rate of 3% and will be in effect for at least twelve months. Interest compounds daily at an effective annual rate that equals the declared rate. We credit interest to the guaranteed interest division on a daily basis. We pay interest regardless of the actual investment performance of our account. We bear all of the investment risk for the guaranteed interest division.

MAXIMUM NUMBER OF INVESTMENT OPTIONS

There are three divisions: the variable division, the guaranteed interest division and the loan division. Under the variable division, there are numerous variable investment options. SEE SECURITY LIFE SEPARATE ACCOUNT L1, PAGE 12 AND INVESTMENT PORTFOLIO OBJECTIVES, PAGE 13.

You may invest in a total of eighteen investment options over the life of your policy. Investment options include the variable and the guaranteed interest divisions, but not the loan division.

As an example, if you have had funds in seventeen variable investment options and the guaranteed interest division, these are the only investment options to which you may later add or transfer funds. However, you could still take a policy loan and access the loan division.

You may want to use fewer investment options in the early years of your policy, so that you can invest in others in the future. If you invest in eighteen variable investment options, you will not be able to invest in the guaranteed interest division.


DETAILED INFORMATION ABOUT THE POLICY

This prospectus describes our standard Variable Survivorship Universal Life insurance policy. There may be differences in the policy because of state requirements where we issue your policy. We will describe any such differences in your policy.

The illustrations beginning on page 55 show how the policies work.

We offer other products to insure the lives of two people which may or may not better match your needs and interests.


APPLYING FOR A POLICY

You purchase this variable universal life policy by submitting an application to us. On the policy date, the joint equivalent age of the two insured people must be no less than 15 and no more than age 85. The individual age of each insured person must be no

--------------------------------------------------------------------------------
Variable Survivorship                  18
more than 90 years of age on the policy date. There is no maximum age difference between the two insured people.

The insured people are the two people on whose lives we issue the policy. The insured people share some relationship and commonly include, among others: husband and wife; business partners; parent and child; grandparent and grandchild; and siblings. Upon the death of the second of the insured people we pay the death proceeds. SEE AGE, PAGE 39.

You may request that we back-date the policy up to six months to allow either or both of the insured people to give proof of a younger age for the purposes of your policy.

We may reduce the minimum death benefit for group or sponsored arrangements, or corporate purchasers. Our underwriting and reinsurance procedures in effect at the time you apply limit the maximum death benefit.


TEMPORARY INSURANCE

If you apply and qualify, we may issue temporary insurance in an amount equal to the face amount of the permanent insurance for which you applied. The maximum amount of temporary insurance for binding limited life insurance coverage is $3 million, which includes any other in-force coverage you have with us.

Temporary coverage begins when:

     1. you have completed and signed our binding limited life insurance coverage form;

     2. we receive and accept a premium payment of at least your scheduled premium (selected on your application); and

     3.  part I of the application is complete.

Temporary life insurance coverage ends on the earliest of:
     o   the date we return your premium payments;
     o five days after we mail notice of termination to the address on your application;
     o   the date your policy coverage starts;
     o   the date we refuse to issue a policy based on your application; or
     o 90 days after you sign our binding limited life insurance coverage form.
There is no death benefit under the temporary insurance agreement if:
     o there is a material misrepresentation in your answers on the binding limited life insurance coverage form;
     o there is a material misrepresentation in statements on your application;
     o the person or persons intended to be the insured people die by suicide or self-inflicted injury; or
     o   the bank does not honor your premium check.


POLICY ISSUANCE

Before we issue a policy, we require satisfactory evidence of insurability of both insured people and payment of your initial premium. This evidence may include a medical examination and completion of all underwriting and issue requirements.

The policy date shown on your policy schedule determines:
     o   monthly processing dates;
     o   policy months;
     o   policy years; and
     o   policy anniversaries.

The policy date is not affected by when you receive the policy. We charge monthly deductions from the policy date unless your policy specifies otherwise.

The policy date is determined one of three ways:

     1.  the date you designate on your application, subject to our approval;

     2. the back-date of the policy to save age, subject to our approval and law; or

     3.  if there is no designated date or back-date, the policy date is:
         o the date all underwriting and administrative requirements have been met if we receive your initial premium before we issue your policy; or
         o the date we receive your initial premium if it is after we approve your policy for issue.

DEFINITION OF LIFE INSURANCE

We apply a test to make sure that your policy meets the federal income tax definition of life insurance.

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Variable Survivorship                  19

The guideline premium/cash value corridor test applies to your policy. We may limit premium payments relative to your policy death benefit under this test. SEE TAX STATUS OF THE POLICY, PAGE 50.


PREMIUMS

You may choose the amount and frequency of premium payments, within limits. You cannot make premium payments after the death of the second of the insured people or after the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 30.

We consider payments we receive to be premium payments if you do not have an outstanding loan and your policy is not in the continuation of coverage period. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

SCHEDULED PREMIUMS

Your premiums are flexible. You may select your scheduled premium (within our limits) when you apply for your policy. The scheduled premium, shown in your policy and schedule, is the amount you choose to pay over a stated time period. THIS AMOUNT MAY OR MAY NOT BE ENOUGH TO KEEP YOUR POLICY IN FORCE. You may receive premium reminder notices for the scheduled premium on a quarterly, semi-annual or annual basis. You are not required to pay the scheduled premium.

You may choose to pay your premium by electronic funds transfer each month. This option is not available for your initial premium. The financial institution that makes your electronic funds transfer may charge for this service.

You can change the amount of your scheduled premium within our minimum and maximum limits at any time. If you fail to pay your scheduled premium or if you change the amount of your scheduled premium, your policy performance will be affected. During the special continuation period, your scheduled premium should not be less than the minimum annual premium shown in your policy.

If you want the guaranteed minimum death benefit, your scheduled premium should not be less than the guarantee period annual premium shown in your policy. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.
UNSCHEDULED PREMIUM PAYMENTS

Generally speaking, you may make unscheduled premium payments at any time, however:

     1. We may limit the amount of your unscheduled premium payments that would result in an increase in the base death benefit amount required by the federal income tax law definition of life insurance. We may require satisfactory evidence that the insured people are insurable at the time that you make the unscheduled premium payment if the death benefit is increased due to your unscheduled premium payments;

     2. We may require proof that at least one insured person is insurable if your unscheduled premium payment will cause the net amount at risk to increase; and

     3. We will return premium payments which are greater than the "seven-pay" limit for your policy if your payment would cause your policy to become a modified endowment contract, unless you have acknowledged in writing the new modified endowment contract status for your policy.

SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 51 AND CHANGES TO COMPLY WITH THE LAW, PAGE 53.

If you have an outstanding policy loan and you make an unscheduled payment, we will consider it a loan repayment, unless you tell us otherwise. If your payment is a loan repayment, we do not take tax or sales charges which apply to premium payments.

TARGET PREMIUM

Target premium is not based on your scheduled premium. Target premium is actuarially determined based on the age, gender and premium class of the insured persons. The target premium is used in determining your initial sales charge, deferred sales charge and the sales compensation we pay. It may or may not be enough to keep your policy in force. You are not required to pay the target premium and there is no penalty for paying more or less. The target premium for your policy and each additional segment is listed in your policy schedule. SEE PREMIUMS, PAGE 20.




--------------------------------------------------------------------------------
Variable Survivorship                  20

MINIMUM ANNUAL PREMIUM

To qualify for the special continuation period, you must pay a minimum annual premium during each of your first five policy years.

Your minimum annual premium is based on:
     o   each insured person's age, gender and premium class;
     o   the stated death benefit of your policy; and
     o   riders on your policy.

Your minimum annual premium is shown in the schedule pages of your policy. We may reduce the minimum annual premium for group or sponsored arrangements, or for corporate purchasers.

SPECIAL CONTINUATION PERIOD

The special continuation period is the first five policy years. Under the special continuation period, we guarantee that your policy will not lapse, regardless of its net cash surrender value, if on a monthly processing date:
     o the sum of all premiums you have paid, minus partial withdrawals that you have taken, minus policy loans that you have taken, including accrued loan interest is greater than or equal to;
     o the minimum monthly premiums for each policy month from the first month of your policy through the current policy monthly processing date.

The minimum monthly premium is one-twelfth of the minimum annual premium.

During the first five years of your policy if there is not enough net cash surrender value to pay the monthly deductions and you have satisfied our requirements, we do not allow your policy to lapse. We do not permanently waive policy charges. Instead, we continue to deduct these charges which may result in a negative net cash surrender value, unless you pay enough premium to prevent this. The negative balance is your unpaid monthly deductions owing. At the end of the special continuation period to avoid lapse of your policy you must pay enough premium to bring the net cash surrender value to zero plus the amount that covers your estimated monthly deductions for the following two months. SEE LAPSE, PAGE 37.



INVESTMENT DATE AND ALLOCATION OF NET PREMIUMS

The net premium is the balance remaining after we deduct tax and sales charges from your premium payment.

Insurance coverage does not begin until we receive your initial premium. It must be at least equal to the sum of the scheduled premiums due from your policy date through your investment date.

The investment date is the first date we apply the net premium we have received to your policy.

We apply the initial net premium to your policy after:
     a)  we receive the required amount of premium; and
     b) all issue requirements have been received by our customer service center; and
     c)  we have approved your policy for issue.

Amounts you designate for the guaranteed interest division will be allocated to that division on the investment date. If your state requires the return of your premium during the free look period, we initially invest amounts you have designated for the variable division in the Fidelity VIP Money Market Portfolio. We later transfer these amounts from the Money Market Portfolio to your selected variable investment options, based on your most recent premium allocation instructions, at the earlier of the following dates:
     o five days after we mailed your policy plus your state free look period has ended; or
     o we have received your delivery receipt plus your state free look period has ended.

If your state provides for return of account value during the free look period or no free look period, we invest amounts you designated for the variable division directly into your selected variable investment options.

We allocate all later premium payments to your policy on the valuation date of receipt. We use your most recent premium allocation instructions specified in whole numbers totaling 100% and using up to eighteen investment options over the life of your policy. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE 18.

You may make twelve free premium allocation changes per year, after which a $25 transaction fee applies. If you change your designated deduction investment option from which monthly deductions

--------------------------------------------------------------------------------
Variable Survivorship                  21
are taken, we consider this a premium allocation change for which there may be a charge. SEE DESIGNATED DEDUCTION INVESTMENT OPTION, PAGE 29 AND POLICY TRANSACTION FEES, PAGE 47.


PREMIUM PAYMENTS AFFECT YOUR COVERAGE

Unless you have the guaranteed minimum death benefit feature or your policy is in the special continuation period, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. If you do not meet these conditions, your policy will enter the 61-day grace period and you must make a premium payment to avoid lapse. SEE LAPSE, PAGE 37 AND GRACE PERIOD, PAGE 37.

If you pay your minimum premium each year during the first five policy years and take no policy loan or withdrawals, we guarantee your policy and riders will not lapse during the special continuation period, regardless of your net cash surrender value. SEE SPECIAL CONTINUATION PERIOD, PAGE 21.

Under the guaranteed minimum death benefit, the base death benefit portion of your policy remains effective until the end of the guarantee period. The guaranteed minimum death benefit feature does not apply to riders which can lapse and terminate during the guarantee period. You must meet all conditions of the guarantee. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

MODIFIED ENDOWMENT CONTRACTS

There are special federal income tax rules for distributions from life insurance policies which are modified endowment contracts. These rules apply to policy loans, surrenders and partial withdrawals. Whether or not these rules apply depends upon whether or not the premiums we receive are greater than the "seven-pay" limit.

If we find that your scheduled premium causes your policy to be a modified endowment contract on your policy date, we will require you to acknowledge that you know the policy is a modified endowment contract. We will issue your policy based on the scheduled premium you selected. If you do not want your policy to be issued as a modified endowment contract, you may reduce your scheduled premium to a level which does not cause your policy to be a modified endowment contract. We will then issue your policy based on the revised scheduled premium. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 51.


DEATH BENEFITS

As a joint and survivor universal life insurance policy, your policy has a joint nature to the death benefit. We do not pay death proceeds until the death of the second of the insured people. Your death benefit is calculated as of the date of death of the second of the insured people.

You can decide the amount of insurance you need, now and in the future. You can combine the long-term advantages of permanent life insurance (base coverage) with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available with your one policy.

The stated death benefit is the permanent element of your policy. The adjustable term insurance rider is the term insurance element of your policy. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 27.

Generally we require a minimum target death benefit of $250,000 to issue a policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your target death benefit is at least $250,000.

It may be to your economic advantage to include part of your insurance coverage under the adjustable term insurance rider. Both the cost of insurance under the adjustable term insurance rider and the cost of insurance for the base death benefit are deducted monthly from your account value and generally increase with the age of the insured people. Use of the adjustable term insurance rider may reduce the distribution allowance, but may increase the monthly cost of insurance. SEE ADJUSTABLE TERM INSURANCE RIDER, PAGE 27.


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Variable Survivorship                  22

                              DEATH BENEFIT SUMMARY

THIS CHART ASSUMES NO DEATH BENEFIT OPTION CHANGES AND NO REQUESTED OR SCHEDULED INCREASES OR DECREASES IN STATED OR TARGET DEATH BENEFIT AND THAT PARTIAL WITHDRAWALS ARE LESS THAN THE PREMIUM WE RECEIVE.


========================================================================================================================
                                         OPTION 1                                         OPTION 2
========================================================================================================================
STATED DEATH BENEFIT   The amount of policy death benefit at issue,   The amount of policy death benefit at issue, not
                       not including rider coverage.  This amount     including rider coverage.  This amount stays
                       stays level throughout the life of the         level throughout the life of the policy.
                       policy.
------------------------------------------------------------------------------------------------------------------------
BASE DEATH BENEFIT     The greater of the stated death benefit or     The greater of the stated death benefit plus the
                       the account value multiplied by the            account value or the account value multiplied by
                       appropriate factor from the definition of      the appropriate factor from the definition of
                       life                                           life insurance factors.
                       insurance factors.
------------------------------------------------------------------------------------------------------------------------
TARGET DEATH BENEFIT   Stated death benefit plus adjustable term      Stated death benefit plus adjustable term
                       insurance rider benefit.  This amount          insurance rider benefit.  This amount remains
                       remains level throughout the life of           level throughout the life of the policy.
                       the policy.
------------------------------------------------------------------------------------------------------------------------
TOTAL DEATH BENEFIT    It is the greater of the target death          It is the greater of the target death benefit
                       benefit or the base death benefit.             plus the account value or the base death benefit.
------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE TERM        The adjustable term insurance rider benefit    The adjustable term insurance rider benefit is
INSURANCE RIDER        is the total death benefit minus base death    the total death benefit minus the base death
BENEFIT                benefit, but it will not be less than zero.    benefit, but it will not be less than zero.  If
                       If the account value multiplied by the death   the account value multiplied by the death
                       benefit corridor factor is greater than the    benefit corridor factor is greater than the
                       stated death benefit, the adjustable term      stated death benefit plus the account value, the
                       insurance benefit will be decreased.  It       adjustable term insurance rider benefit will be
                       will be decreased so that the sum of the       decreased.  It will be decreased so that the sum
                       base death benefit and the adjustable term     of the base death benefit and the adjustable
                       insurance rider benefit is not greater than    term insurance rider benefit is not greater than
                       the target death benefit.  If the base death   the target death benefit plus the account
                       benefit becomes greater than the target        value.  If the base death benefit becomes
                       death benefit, then the adjustable term        greater than the target death benefit plus the
                       insurance rider benefit is zero.               account value, then the adjustable term
                                                                      insurance rider benefit is zero.
========================================================================================================================





BASE DEATH BENEFIT

Your base death benefit can be different from your stated death benefit as a result of:
     o   your choice of death benefit option;
     o   your choice of the enhanced death benefit corridor option;
     o   increases or decreases in the stated death benefit; or
     o   a change in your death benefit option.

Federal income tax law requires that your death benefit be at least as much as your account value multiplied by a factor defined by law. This factor is based on:
     o   the insured person's age;
     o   the insured person's gender.
     o the cash value accumulation test for the federal income tax law definition of life insurance. SEE APPENDIX A, PAGE 164.

As long as your policy is in force, we will pay the death proceeds to your beneficiary(ies) calculated at the date of death of the second of the insured people. The beneficiary(ies) is(are) the person (people) you name to receive the death proceeds from your policy. The death proceeds are:
     o   your base death benefit; plus
     o   rider benefits; minus
     o   your outstanding policy loan with accrued loan interest; minus
     o outstanding policy charges incurred before the death of the second of the insured people.

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Variable Survivorship                  23

There could be outstanding policy charges if the date of death of the second of the insured people happens while your policy is in the grace period or in the five-year special continuation period.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options: option 1 or option 2 (described below). You may choose the enhanced death benefit corridor option in addition to your death benefit option but only prior to the issue of your policy. Your choice may result in your base death benefit being greater than your stated death benefit.

If you choose death benefit option 1, your base death benefit is the greater of:

     1. your stated death benefit on the date of death of the second of the insured people; or

     2. your account value on the date of death of the second of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option 1, positive investment performance generally reduces your net amount at risk, which lowers your policy's cost of insurance charge. Option 1 offers insurance coverage that is a set amount with potentially lower cost of insurance charges over time.

Under death benefit option 2, your base death benefit is the greater of:

     1. your stated death benefit plus your account value on the date of death of the second of the insured people; or

     2. your account value on the date of death of the second of the insured people multiplied by the appropriate factor from the definition of life insurance factors shown in Appendix A or B.

With option 2, investment performance is reflected in your insurance coverage.

Death benefit option 2 is not available during the continuation of coverage period. If you select option 2 on your policy, it automatically converts to death benefit option 1 when the continuation of coverage period begins. SEE CONTINUATION OF COVERAGE, PAGE 30. CHANGES IN DEATH BENEFIT OPTIONS

You may request a change in your death benefit option at any time on or after your first monthly processing date and before the continuation of coverage period begins. A death benefit option change applies to your entire stated or base death benefit. Changing your death benefit option may reduce or increase your target death benefit, as well as your stated death benefit.

You may change from death benefit option 1 to option 2, from option 2 to option 1, or from option 2 to option 1. For you to change from death benefit option 1 to option 2, we may require proof that the insured people are insurable under our normal rules of underwriting.

Your death benefit option change is effective on your next monthly processing date after we approve it, so long as at least one day remains before your monthly processing date. If less than one day remains before your monthly processing date, the change will be effective on your second following monthly processing date.

After we approve your request, we send a new policy schedule page to you. You should attach it to your policy. We may ask you to return your policy to our customer service center so that we can make this change for you.

We may not approve a death benefit option change if it reduces the target death benefit below the minimum we require to issue your policy.

On the effective date of your option change, your stated death benefit changes as follows:


 Change       Change       Stated Death Benefit
  From          To          Following Change:
  ----          --          ----------------

Option 1     Option 2    your stated death benefit
                         before the change minus
                         your account value as of the
                         effective date of the change.

Option 2     Option 1    your stated death benefit
                         before the change plus your
                         account value as of the
                         effective date of the change.

We increase or decrease your stated death benefit to keep the net amount at risk the same on the date of your death benefit option change. There is no change

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Variable Survivorship                  24
to the amount of coverage under your adjustable term insurance rider. SEE COST OF INSURANCE CHARGE, PAGE 46.

If you change your death benefit option, we adjust the stated death benefit for each of your segments by allocating your account value to each benefit segment. For example, if you change from death benefit option 1 to option 2, your stated death benefit is decreased by the amount of your account value allocation to that segment. If you change from death benefit option 2 to option 1, your stated death benefit is increased by the amount allocated to that segment.

We do not impose a surrender charge for any decrease in your stated death benefit because you change your death benefit option.

ENHANCED DEATH BENEFIT CORRIDOR OPTION

You may elect the enhanced death benefit corridor option prior to the issuance of your policy.

This option generally provides an opportunity for an increased death benefit on the lives of the insured people at certain ages. Under death benefit option 1 and 2 to calculate your base death benefit value, the account value is multiplied by a factor shown in Appendix A or B depending on whether or not you elect this option. The result of this calculation is the base death benefit if it exceeds the stated death benefit. Under the enhanced death benefit corridor option, we calculate the base death benefit using the factors shown on Appendix
B. SEE DEATH BENEFIT OPTIONS, PAGE 24.

There is no charge for this feature. However, the same account value may generate a higher base death benefit under policies with this option than on policies not electing the option. Cost of insurance charges are based on the net amount at risk, which is the difference between the account value and the base death benefit. Therefore, as a result of the increased death benefit, the cost of insurance charges may be higher for policies electing this option. Your agent/registered representative can provide you with a personalized illustration to show the difference between a policy with this option and one without it. If your policy does not have sufficient account value, electing this option may have no effect on the base death benefit.

Adding this option to your policy does not affect the operation of your policy's riders, including the adjustable term insurance rider. When the base death benefit is more than the stated death benefit, transactions which reduce your account value (such as a partial withdrawal) also reduce the death benefit. The dollar reduction to the death benefit under these circumstances is greater for policies with the enhancement option than on those without the option.

Once elected, this option cannot be deleted from your policy. You may lose the benefit of this option if your account value falls below the minimum level needed to keep it in effect.

CHANGES IN DEATH BENEFIT AMOUNTS

Contact your agent/registered representative or our customer service center to request a change in your policy's death benefit. The change is effective as of the next monthly processing date after we approve your request. Your requested change must be for at least $1,000.

After we make your requested change, we will send you a new schedule page. Keep it with your policy. Or we may ask you to send your policy to us so that we can make the change for you.

You may change the target death benefit once in a policy year.

We may not approve a requested change if it will disqualify your policy as life insurance under federal income tax law. If we disapprove a change for any reason, we provide you with a notice of our decision. SEE TAX CONSIDERATIONS, PAGE 50.

You may request a decrease in the stated death benefit only after your first policy anniversary.

If you decrease your death benefit, you may not decrease your target death benefit below the minimum we require to issue your policy.

Requested reductions in the death benefit amount will first decrease the target death benefit. We decrease your stated death benefit only after your adjustable term insurance rider coverage is reduced to zero. If you have more than one segment, we divide decreases in stated death benefit among your benefit segments pro rata unless law requires differently.

You may increase your target or stated death benefit on or after your first monthly processing date and before the policy anniversary when the joint equivalent age of the insured people is 85.

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Variable Survivorship                  25

You must provide satisfactory evidence that the insured person is still insurable to increase your death benefit. Unless you tell us differently, we assume your request for an increase in your target death benefit is also a request for an increase to your stated death benefit. Thus, the amount of your adjustable term insurance rider will not change.

The initial death benefit segment, or first segment, is the stated death benefit on your policy's effective date. A requested increase in stated death benefit will cause a new segment to be created. Once created, it is permanent unless law requires differently. The segment year runs from the segments effective date to its anniversary.

Each new segment may have:
     o   a new initial sales charge;
     o   a new deferred sales charge;
     o   new cost of insurance charges, guaranteed and current;
     o   a new incontestability period;
     o   a new suicide exclusion period; and
     o   a new target premium.

We allocate the net amount at risk among segments in the same proportion that each segment bears to the total stated death benefit. Premiums we receive after an increase are applied to your policy segments in the same proportion as the target premium for each segment bears to the total target premium for all segments. For each coverage segment, your schedule shows your target premium which is used to determine your initial sales charge and deferred sales charge.

There may be tax consequences as a result of a change in your death benefit amount. Consult your tax adviser before making a change. SEE TAX STATUS OF THE POLICY, PAGE 50 AND MODIFIED ENDOWMENT CONTRACTS, PAGE 51.

GUARANTEED MINIMUM DEATH BENEFIT

Usually, your coverage lasts only as long as your net cash surrender value is enough to pay the monthly charges and your cash surrender value is more than your outstanding policy loan plus accrued loan interest. Your account value depends on:

     1.  timing and amount of any premium
         payments;

     2.  the investment performance of the variable investment options;

     3.  the interest you earn in the guaranteed
         interest division;

     4.  the amount of your monthly charges;

     5.  partial withdrawals you take; and

     6.  loan activity you may have.

The guaranteed minimum death benefit may be put in force only at policy issue. This option extends the period that your policy's stated death benefit remains in effect even if the variable investment options perform poorly. It has a guarantee period that lasts until the continuation of coverage period begins, so long as you meet all requirements.

The guaranteed minimum death benefit coverage does not apply to riders, including the adjustable term insurance rider. Therefore, if your net cash surrender value is not enough to pay the deductions as they come due on your policy and if your policy is no longer in the special continuation period, only the stated death benefit portion of your coverage is guaranteed to stay in force.

Charges for your guaranteed minimum death benefit and base coverage are deducted each month to the extent that there is sufficient net account value to pay these charges. If there is not sufficient net account value to pay a charge, it is not permanently waived. Deduction of charges will resume once there is sufficient net account value.

The guaranteed minimum death benefit feature is not available in some states.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

To qualify for the guaranteed minimum death benefit you must pay an annual premium higher than the minimum annual premium. This higher premium is called the guarantee period annual premium. The guarantee period monthly premium is one-twelfth of the guarantee period annual premium. Your net account value must meet certain diversification requirements.

Your guarantee period annual premium is based on a percentage of the guideline level premium calculated under the federal tax laws. Your guideline level annual premium depends on:
     o   your policy's target death benefit;
     o each insured person's age, gender, premium class and underwriting characteristics;

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Variable Survivorship                  26

     o   the death benefit option you chose;
     o   additional rider coverage on your policy; and
     o   other additional benefits on your policy.

At each monthly processing date we test to see if you have paid enough premium to keep your guarantee in place. We calculate:
     o   actual premiums we receive; minus
     o   the amount of any partial withdrawals you make; minus
     o policy loan amounts you take with accrued loan interest. This amount must equal or exceed;
     o the sum of the guarantee period monthly premium payments for each policy month starting with your first policy month through the end of the policy month that begins on the current monthly processing date.

You must continually meet the requirements of the guarantee period for this feature to remain in effect. We show the guarantee period annual premium on your policy schedule. If your policy benefits increase, the guarantee period annual premium increases.

In addition, the guarantee period ends if your net account value on any monthly processing date is not diversified as follows:

     1. your net account value is invested in at least five investment options; and

     2. no more than 35% of your net account value is in any one investment option.

Your policy will continue to meet the diversification requirements if:

     1. you have automatic rebalancing and you meet the two diversification tests listed above; or

     2. you have dollar cost averaging which results in transfers into at least four investment options with no more than 35% of any transfer directed to any one investment option.

SEE DOLLAR COST AVERAGING, PAGE 33 AND AUTOMATIC REBALANCING, PAGE 34.

If you choose the guaranteed minimum death benefit, you must make sure your policy satisfies the premium test and diversification test. If you fail to satisfy either test and you do not correct it, this feature terminates. Once it terminates, you cannot reinstate the guaranteed minimum death benefit feature. The guarantee period annual premium then no longer applies to your policy.


RIDERS

Your policy may include benefits, attached by rider. A rider may have an additional cost. You may cancel riders at any time.

Periodically we may offer other riders not listed here. Contact your agent/registered representative for a complete list of riders available.

Riders may have tax consequences. SEE MODIFIED ENDOWMENT CONTRACTS, PAGE 51.

ADJUSTABLE TERM INSURANCE RIDER

You may increase your death proceeds by adding an adjustable term insurance rider. This rider allows you to schedule the pattern of death benefits appropriate for anticipated needs. As the name suggests, the adjustable term insurance rider adjusts over time to maintain your desired level of coverage.

You specify a target death benefit when you apply for this rider. The target death benefit can be level for the life of your policy or can be scheduled to change at the beginning of a selected policy year(s). SEE DEATH BENEFITS, PAGE 22.

We generally require a minimum target death benefit of $250,000 to issue a policy. If you have an adjustable term insurance rider, the minimum stated death benefit to issue a policy is $100,000, as long as your target death benefit is at least $250,000.

We generally restrict your target death benefit to an amount not more than ten times your stated death benefit at issue. Under certain circumstances, we will be willing to allow you to specify a target death benefit of up to twenty-two times your stated death benefit during the first four policy years. After this four-year period, the normal target death benefit maximum would apply.

The adjustable term insurance rider death benefit is the difference between your target death benefit and your base death benefit, but not less than zero. The rider's death benefit automatically adjusts daily as

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Variable Survivorship                  27
your base death benefit changes. Your death benefit depends on which death benefit option is in effect:

    OPTION 1:   If option 1 is in effect, the total death benefit is the
                greater of:

                  a.  the target death benefit; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

    OPTION 2:   If option 2 is in effect, the total death benefit is the
                greater of:

                  a.  the target death benefit plus the account value; or
                  b. the account value multiplied by the appropriate factor from the death benefit corridor factors in the policy.

For example, under option 1, assume your base death benefit changes as a result of changes in your account value. The adjustable term insurance rider adjusts to provide death benefits equal to your target death benefit in each year:


  Base Death   Target Death       Adjustable Term
   Benefit       Benefit      Insurance Rider Amount
   -------       -------      ----------------------

   $201,500      $250,000             $48,500
    202,500       250,000              47,500
    202,250       250,000              47,750

It is possible that the amount of your adjustable term insurance may be zero if your base death benefit increases enough. Using the same example, if the base death benefit under your policy grew to $250,000 or more, the adjustable term insurance coverage would be zero.

Even when the adjustable term insurance is reduced to zero, your rider remains in effect until you remove it from your policy. Therefore, if later the base death benefit drops below your target death benefit, the adjustable term insurance rider coverage reappears to maintain your target death benefit.

You may change the target death benefit schedule after it is issued, based on our rules. SEE CHANGES IN DEATH BENEFIT AMOUNTS, PAGE 25.

We may deny future, scheduled increases to your target death benefit if you cancel a scheduled change or if you ask for an unscheduled decrease in your target death benefit.

Partial withdrawals, changes from death benefit option 1 to option 2 and base decreases may reduce your target death benefit. SEE PARTIAL WITHDRAWALS, PAGE 36 AND CHANGES IN DEATH BENEFIT OPTIONS, PAGE 24.

There is no defined premium for a given amount of adjustable term insurance coverage. Instead, we deduct a separate monthly cost of insurance charge from your account value. The cost of insurance for this rider is calculated as the monthly cost of insurance rate for the rider coverage multiplied by the adjustable term death benefit in effect at the monthly processing date. The cost of insurance rates are determined by us from time to time. They are based on the issue ages, genders and premium classes of the insured people, as well as the length of time since your policy date. The monthly guaranteed maximum cost of insurance rates for this rider will be in your policy. SEE COST OF INSURANCE CHARGE, PAGE 46.

If the target death benefit is increased by you after the rider is issued, we use the same cost of insurance rate schedule for the entire coverage for this rider. These rates are based on the original premium classes even though new evidence of insurability is required for the increased schedule.

Not all policy features apply to the adjustable term insurance rider. The rider does not contribute to the policy account value nor to surrender value. It does not affect investment performance and cannot be used for a policy loan. The adjustable term insurance rider provides benefits only at the death of the second of the insured people.

SINGLE LIFE TERM INSURANCE RIDER

This rider provides a benefit upon the death of one of the primary insured people under your policy. You may choose to add a single life term insurance rider for just one insured person. Alternatively, you may add two single life term insurance riders: one for each insured person. You may add this rider to your policy at any time if both insured people are alive and insurable according to our rules.


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Variable Survivorship                  28

We will issue the single life term insurance rider on an insured person who is between the ages of 15 and 85. Coverage may continue until the earlier of when:
     o   the insured person covered by this rider reaches age 100;
     o   the continuation of coverage provision becomes effective;
     o   use of the guaranteed minimum death benefit terminates this rider;
     o   the insured person covered by this rider dies;
     o   the grace period expires; or
     o   the policy is surrendered.

SEE CONTINUATION OF COVERAGE, PAGE 30 AND GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

The minimum amount of coverage for a single life term insurance rider is $1,000. The maximum coverage under this rider is subject to our underwriting determinations. At issue, you may schedule the rider's death benefit to increase or decrease.

Your request for an increase or decrease in rider coverage is effective on the next monthly processing date after we approve your request. There may be underwriting or other requirements which must be met before we approve your request. A requested change in your coverage must be for at least $1,000. If you schedule or request an increase after issue, the person insured under this rider will be subject again to our underwriting requirements.

The charge for this rider is based on the age, gender, premium class and underwriting characteristics of the insured person. The charge for this rider is deducted on each monthly processing date as a cost per each $1,000 of the net amount at risk under the rider. See the policy schedule pages for information on your actual cost. There are no surrender charges for decreases in the amount of coverage under the single life term rider.


SPECIAL FEATURES

DESIGNATED DEDUCTION INVESTMENT OPTION

You may designate an investment option from which we will deduct your monthly charges. You may make this designation at any time. You may not use the loan division as your designated deduction option.

If you do not choose a designated deduction investment option or if the amount in your designated deduction investment option is not enough to cover the deductions and charges, the charges will be taken from the variable and guaranteed interest divisions in the same proportion that your account value in each has to your total net account value on the monthly processing date.

If you change your designated deduction investment option, we consider it a premium allocation change for which there may be a charge. SEE POLICY TRANSACTION FEES, PAGE 47.

POLICY SPLIT OPTION

Under certain circumstances, you may exchange your policy for two single life insurance policies: one on each of the two insured people. The policy split option has its own insurability requirements which may be met at or before the time your policy is split. Evidence of insurability is required for a new single life policy where coverage is greater than 50% of your original policy death benefit or for an insured person who is subject to certain underwriting ratings.

On the effective date of the policy split, the available death benefit under your policy will be divided between the two new single life insurance policies. You may take less than the maximum death benefit amount available.

Unless law requires otherwise, you may use the policy split option if:
     a) three months following the effective date of a final divorce decree regarding the marriage of the two insured people;
     b) there is a change to the federal estate tax law which results in either:
         i)     removal of the unlimited marital deduction provision; or
         ii) a reduction in the current maximum federal estate tax of at least 50% after your policy date; or
     c) there is a dissolution of business conducted or owned by the two insured people.

You must send us written notice of your election to use the policy split option within 180 days of the occurrence of an eligible event. You must provide satisfactory evidence that the event has occurred.

The effective date of the policy split is the first monthly processing date after we approve it. The insurance coverage under the two individual life

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Variable Survivorship                  29
insurance policies will start on the effective date of the policy split only if both insured people are alive on that date. If either insured person is not alive on that date, your exchange is void.

All terms and conditions of the new policies apply once your policy is split and they may differ from those of this policy. Consult your new single life insurance policies.

The premiums for each new policy will be based on each insured person's age, gender and premium class at the time of the split of your policy. Premiums will be due for each new policy under the terms of the new policy. The cash surrender value of the old policy will be allocated to the new policies on the effective date in the same proportion that the face amount was divided between the two single life insurance policies, unless we agree to a different allocation. If this allocation causes an increase in the face amount of either of the new single life policies, we may limit the cash surrender value you may apply to each new policy. Any remaining cash surrender value will be paid to you in cash and may be taxable.

If you have an outstanding policy loan it will be divided and transferred to each new single life insurance policy in the same proportion as your cash surrender value is allocated. Any remaining loan balance must be paid before the effective date of the policy split. Any person or entity to which you have assigned your policy must agree to the policy split. An assignment of your policy generally will apply to each new single life insurance policy.

If you have a single life term insurance rider on your policy at the date of the policy split, you may have a term insurance rider insuring the same insured person if that rider is available on the new policy. Other riders may or may not be available on the new policies and may be subject to new proof of insurability.

Exercising the policy split option may be treated as a taxable transaction. Moreover, the two single life insurance policies could be treated as modified endowment contracts. SEE TAX CONSIDERATIONS, PAGE 50.

You may not split your policy into two single life insurance policies if any of the following has happened:
     a)  the continuation of coverage period has begun;
     b)  one of the insured people has died;
     c)  your policy grace period has ended; or
     d)  your policy has been terminated or surrendered.

You should consult a tax adviser before exercising the policy split option.

RIGHT TO EXCHANGE POLICY

During the first 24 months after your policy date, you have the right to exchange your policy for a guaranteed policy, unless law requires differently. We transfer the amount you have in the variable division to the guaranteed interest division. We allocate all future net premiums only to the guaranteed interest division. We do not allow future payments or transfers to the variable division after you exercise this right.

We will not charge you for this exchange. SEE GUARANTEED INTEREST DIVISION, PAGE 18.

POLICY MATURITY

You may surrender your policy at any time. At the policy anniversary nearest the younger insured person's 100th birthday if you do not want the continuation of coverage feature become effective. You may surrender the policy for the net account value and end coverage. Part of this payment may be taxable. You should consult your tax adviser.

CONTINUATION OF COVERAGE

The continuation of coverage feature allows your insurance coverage to continue beyond policy maturity. If on the policy anniversary nearest the younger insured person's 100th birthday you allow the continuation of coverage feature to become effective, we:
     o   convert target death benefit to stated death benefit;
     o convert death benefit option 2 to death benefit option 1, if applicable;
     o   terminate all riders;
     o   deduct a one-time $400 administrative fee to cover future expenses;
     o transfer your net account value (excluding the amount in the loan division) into the guaranteed interest division; and
     o   terminate dollar cost averaging and automatic rebalancing.

Your insurance coverage continues until the death of the second of the insured people, unless the policy

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Variable Survivorship                  30
lapses or is surrendered.  However:
     o   we accept no further premium payments;
     o   we deduct no further charges;
     o   your monthly deductions cease; and
     o   you may not make transfers into the variable division.

During the continuation of coverage period, you may take policy loans or partial withdrawals from your policy. If we pay a persistency refund on the guaranteed interest division, it will be credited to your policy. SEE PERSISTENCY REFUND, PAGE 48.

If you have an outstanding policy loan, interest continues to accrue. If you fail to make sufficient loan or loan interest payments, it is possible that the loan balance plus accrued interest may become greater than your account value and cause your policy to lapse. To avoid this lapse, you may make loan and loan interest payments during the continuation of coverage period.

If you wish to stop coverage during the continuation of coverage period, you may surrender your policy and receive the net account value. There is no surrender charge during the continuation of coverage period . All normal consequences of surrender apply. SEE SURRENDER, PAGE 39 AND SURRENDER CHARGE, PAGE 49.

The continuation of coverage feature may not be available in all states. If a state has approved this feature, it is an automatic feature and you do not need to take any action to activate it.

The tax consequences of coverage continuing beyond the younger insured's person's 100th birthday are uncertain. You should consult a tax adviser as to those consequences.


POLICY VALUES

ACCOUNT VALUE

Your account value is the total amount you have in the guaranteed interest division, the variable division and the loan division. Your account value reflects:
     o   net premiums applied;
     o   charges deducted;
     o   partial withdrawals taken;
     o   investment performance of the variable investment options;
     o   interest earned on the guaranteed interest division; and
     o   interest earned on the loan division.

NET ACCOUNT VALUE

Your policy's net account value is your account value minus the amount of your outstanding policy loan and accrued loan interest, if any.

CASH SURRENDER VALUE

Your cash surrender value is your account value minus any surrender charge due.

NET CASH SURRENDER VALUE

Your net cash surrender value is your cash surrender value minus the amount of your outstanding policy loan and accrued loan interest, if any.

DETERMINING VALUES IN THE VARIABLE DIVISION

The amounts in the variable division are measured by accumulation units and accumulation unit values. The value of a variable investment option is the accumulation unit value for that option multiplied by the number of accumulation units you own in that option. Each variable investment option has a different accumulation unit value.

The accumulation unit value is the value of one accumulation unit determined on each valuation date. The accumulation unit value of each variable investment option varies with the investment performance of the underlying portfolio. It reflects:
     o   investment income;
     o   realized and unrealized gains and losses;
     o   investment portfolio expenses; and
     o daily mortality and expense risk charges we take from the separate account.

SEE HOW WE CALCULATE ACCUMULATION UNIT VALUES, PAGE 32.

You purchase accumulation units when you allocate premium or make transfers to a variable investment option, including transfers from the loan division.

We redeem accumulation units:
     o when amounts are transferred from a variable investment option (including transfers to the loan division);
     o   for your policy's monthly deductions from your account value;
     o   for policy transaction charges;
     o   when you take a partial withdrawal;
     o   when you surrender your policy; and
     o   to pay the death proceeds.

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Variable Survivorship                  31

We calculate the number of accumulation units purchased or sold by:

     1.  dividing the dollar amount of your transaction by:

     2. the accumulation unit value for that variable investment option calculated at the close of business on the valuation date of the transaction.

A valuation date is one on which the net asset value of the investment portfolio shares and unit values of the variable investment options are determined. Valuation dates are each day the New York Stock Exchange and the company's customer service center are open for business, except for days on which a corresponding investment portfolio does not value its shares, or any other day as required by law. Each valuation date ends at 4 p.m. Eastern Time. Our customer service center may not be open for business on: New Year's Day, Martin Luther King, Jr.'s birthday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving, Christmas Day and the day before or after Christmas.

The date of a transaction is the date we receive your premium or transaction request at our customer service center, so long as the date of receipt is a valuation date. We use the accumulation unit value which is next calculated after we receive your premium or transaction request and we use the number of accumulation units attributable to your policy on the date of receipt.

We take monthly deductions from your account value on the monthly processing date. If your monthly processing date is not a valuation date, the monthly deduction is processed on the next valuation date.

The value of amounts allocated to the variable investment options goes up or down depending on investment performance of the underlying investment portfolio.

FOR AMOUNTS IN THE VARIABLE INVESTMENT OPTIONS, THERE IS NO GUARANTEED MINIMUM VALUE.

HOW WE CALCULATE ACCUMULATION UNIT VALUES

We determine accumulation unit values on each valuation date.

We generally set the accumulation unit value for a variable investment option at $10 when the investment option is first opened. After that first date, the accumulation unit value on any valuation date is:

     1. the accumulation unit value for the preceding valuation date multiplied by

     2. the variable investment option's accumulation experience factor for the valuation period.

Every valuation period begins at 4:00 p.m. Eastern time on a valuation date and ends at 4:00 p.m. Eastern time on the next valuation date.

We calculate an accumulation experience factor for each variable investment option every valuation date as follows:

     1. We take the share value of the underlying portfolio shares as reported to us by the investment portfolio managers as of the close of business on that valuation date.

     2. We add dividends or capital gain distributions declared per share and reinvested by the investment portfolio on the date that the share value is affected. If applicable, we subtract a charge for taxes.

     3. We divide the resulting amount by the value of the shares in the underlying investment portfolio at the close of business on the previous valuation date.

     4. We then subtract the mortality and expense risk charge under your policy. The daily charge is .002055% (.75% annually) of the accumulation unit value. If the previous day was not a valuation date, the charge is multiplied by the number of days since the last valuation date.


TRANSFERS OF ACCOUNT VALUE

You may make twelve free transfers among the variable investment options or the guaranteed interest division in each policy year, with a $25 fee per transaction after that. If your state requires a refund of premium during the free look period, you may not make transfers until after your free look period ends. We do not limit the number of transfers you may make. Transfers for automatic rebalancing or dollar cost averaging do not count toward your twelve free

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Variable Survivorship                  32
transfers. You may not make transfers during the continuation of coverage period. SEE POLICY TRANSACTION FEES, PAGE 47 AND CONTINUATION OF COVERAGE, PAGE 30.

You may make transfer requests in writing, or by telephone if you have telephone privileges, to our customer service center. Your transfer takes effect on the valuation date we receive your request. The minimum amount you may transfer is $100. This minimum does not need to come from one investment option or be transferred to one investment option as long as the total amount you transfer is at least $100. However, if the amount remaining in an investment option is less than $100 and you make a transfer request from that investment option, we transfer the entire amount.

EXCESSIVE TRADING

Excessive trading activity can disrupt investment portfolio management strategies and increase portfolio expenses through:
     o   increased trading and transaction costs;
     o   forced and unplanned portfolio turnover;
     o   lost opportunity costs; and
     o large asset swings that decrease the investment portfolio's ability to provide maximum investment return to all policyowners.

In response to excessive trading, we may place restrictions or refuse transfers made by third-party agents acting on behalf of owners such as market timing services. We will refuse or place restrictions on transfers when we determine, in our sole discretion, that transfers are harmful to the investment portfolios or to policyowners as a whole.

GUARANTEED INTEREST DIVISION TRANSFERS

Transfers into the guaranteed interest division are not restricted.

You may transfer amounts from the guaranteed interest division only in the first 30 days of each policy year. Transfer requests received within 30 days before your policy anniversary will be processed on your policy anniversary. A request received by us within 30 days after your policy anniversary is effective on the valuation date we receive it. Transfer requests made at any other time will not be processed.


Transfers from the guaranteed interest division in each policy year are limited to the largest of:
     o 25% of your guaranteed interest division balance at the time of your first transfer or withdrawal out of it in that policy year;
     o the sum of the amounts you have transferred and withdrawn from the guaranteed interest division in the prior policy year; or
     o   $100.


DOLLAR COST AVERAGING

If your policy has at least $10,000 invested in either qualifying source investment portfolio, you may elect dollar cost averaging. The qualifying source investment portfolios are the Fidelity VIP Money Market Portfolio or the Neuberger Berman AMT Limited Maturity Bond Portfolio. The main goal of dollar cost averaging is to protect your policy values from short-term price changes.

DOLLAR COST AVERAGING DOES NOT ASSURE A PROFIT NOR DOES IT PROTECT YOU AGAINST A LOSS IN A DECLINING MARKET.

This systematic plan of transferring account values is intended to reduce the risk of investing too much when the price of an investment portfolio's shares is high. It is intended to reduce the risk of investing too little when the price of an investment portfolio's shares is low. Since you transfer the same dollar amount to other investment options each period, you purchase more units in an investment option when the unit value is low and you purchase fewer units if the unit value is high.

We do not count dollar cost averaging transfers toward your twelve free transfers per policy year. There is no charge for this feature.

You may add dollar cost averaging to your policy at any time. The first dollar cost averaging date must be at least one day after we receive your dollar cost averaging request. If your state requires refund of all premiums we receive during the free look period, dollar cost averaging cannot begin until your free look period has ended.

With dollar cost averaging, you designate either a dollar amount or a percentage of your account value for automatic transfer from a qualifying source investment portfolio. Each period we automatically transfer the amount you select from your chosen source investment portfolio to one or more other

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Variable Survivorship                  33
variable investment options. You may not use the guaranteed interest division or the loan division in dollar cost averaging.

The minimum percentage you may transfer to any one investment option is 1% of the total amount you transfer. You must transfer at least $100 on each dollar cost averaging transfer date.

Dollar cost averaging may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. Unless you tell us otherwise, dollar cost averaging automatically takes place monthly on the monthly processing date.

You may have both dollar cost averaging and automatic rebalancing at the same time. However, the dollar cost averaging source investment portfolio cannot be included in your automatic rebalancing program.

CHANGING DOLLAR COST AVERAGING

You may change your dollar cost averaging program one time per policy year. If you have telephone privileges, you may change the program by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 41.

TERMINATING DOLLAR COST AVERAGING

You may cancel dollar cost averaging by sending satisfactory notice to our customer service center. We must receive it at least one day before the next dollar cost averaging date.

Dollar cost averaging will terminate if on the date:

     1.  you specify; or

     2. your balance in the source investment portfolio reaches a dollar amount you set; or

     3. the amount in the source investment portfolio is equal to or less than the amount to be transferred on a dollar cost averaging date. We will transfer the remaining amount and dollar cost averaging ends.


AUTOMATIC REBALANCING

Automatic rebalancing is a method of maintaining a consistent approach to investing account values over time and simplifying the process of asset allocation among your chosen investment options.

Transfers made for automatic rebalancing do not count toward your twelve free transfers per policy year. There is no charge for this feature.

If you choose this feature, on each rebalancing date we transfer amounts among the investment options to match your pre-set automatic rebalancing allocation. After the transfer, the ratio of your account value in each investment option to your total account value for all investment options included in automatic rebalancing matches the automatic rebalancing allocation percentage you set for that investment option. This action rebalances the amounts in the investment options that do not match your set allocation. This mismatch can happen if an investment option outperforms the other investment options for that time period.

You may choose the automatic rebalancing feature on your application or later by completing our customer service form. Automatic rebalancing may occur on the same day of the month on a monthly, quarterly, semi-annual or annual basis. If you do not specify a frequency, automatic rebalancing will occur quarterly.

The first transfer occurs on the date you select (after your free look period ends if your state requires return of premium during the free look period). If you do not request a date, processing is on the last valuation date of the calendar quarter we receive your request.

When you choose automatic rebalancing allocations, you may choose up to eighteen total investment options. SEE MAXIMUM NUMBER OF INVESTMENT OPTIONS, PAGE
18.

You may have both automatic rebalancing and dollar cost averaging at the same time. However, the source investment portfolio for your dollar cost averaging cannot be included in your automatic rebalancing program. You may not include the loan division in your automatic rebalancing program.

CHANGING AUTOMATIC REBALANCING

You may change your allocation percentages for automatic rebalancing at any time. Your allocation change is effective on the valuation date that we receive it at our customer service center. If you reduce the amount allocated to the guaranteed

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Variable Survivorship                  34
interest division, it is considered a transfer from that division. You must meet the requirements for the maximum transfer amount and time limitations on transfers from the guaranteed interest division. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 32.

If you have automatic rebalancing and the guaranteed minimum death benefit and you ask for an allocation which does not meet the guaranteed minimum death benefit diversification requirements, we will notify you that the allocation needs to be changed and ask you for revised instructions. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

TERMINATING AUTOMATIC REBALANCING

You may terminate automatic rebalancing at any time, as long as we receive your notice of termination at least one day before the next automatic rebalancing date.

If you have the guaranteed minimum death benefit and you terminate the automatic rebalancing feature, you still must meet the diversification requirements of your net account value for the guarantee period to continue. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.


POLICY LOANS

The loan division is part of our general account specifically designed to hold money used as collateral for loans and loan interest.

You may borrow from your policy at any time after the first monthly processing date, by using your policy as security for a loan, or as otherwise required by law. The amount you borrow is called a policy loan. Your policy loan is:

     1.  the total amount you borrow from your policy; plus

     2.  policy loan interest that is capitalized when due; minus

     3.  policy loan or interest repayments you make.

Unless law requires differently, a new policy loan must be at least $100. The maximum amount you may borrow on any valuation date, unless required differently by law, is your net cash surrender value minus the monthly deductions to your next policy anniversary or 13 monthly deductions if you take a loan within thirty days before your next policy anniversary.

Your request for a policy loan must be directed to our customer service center. If you have telephone privileges, you may request a policy loan of less than $25,000 by telephoning our customer service center. SEE TELEPHONE PRIVILEGES, PAGE 41.

When you request a loan you may specify one investment option from which the loan will be taken. If you do not specify one, the loan will be taken proportionately from each active investment option you have, including the guaranteed interest division.

Loan interest charges on your policy loan accrue daily at an annual interest rate of 3.75%. Interest is due in arrears on each policy anniversary. If you do not pay your interest when it is due, we add it to your policy loan balance.

When you take a policy loan, we transfer an amount equal to your policy loan to the loan division. We follow this same process for loan interest due at your policy anniversary. We credit the loan division with interest at an annual rate of 3%.

If you request an additional loan, we add the new loan amount to your existing policy loan. This way, there is only one loan outstanding on your policy at any time.

LOAN REPAYMENT

You may repay your policy loan at any time while your policy is in force. We assume that payments you make, other than scheduled premiums, are policy loan repayments. You must tell us if you want payments to be premium payments.

When you make a loan repayment, we transfer an amount equal to your payment from the loan division to the variable investment options and the guaranteed interest division in the same proportion as your current premium allocation, unless you tell us otherwise.

EFFECTS OF A POLICY LOAN ON YOUR POLICY

Taking a loan decreases the amount you have in the investment options. Accruing loan interest will change your net account value as compared to what it would have been if you did not take a loan.


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Variable Survivorship                  35

Even if you repay your loan, it has a permanent effect on your account value. The benefits under your policy may be affected.

The loan is a first lien on your policy. If you do not repay your policy loan, we deduct your outstanding policy loan and accrued loan interest from the death proceeds payable or the cash surrender value payable on surrender.

Failure to repay your loan may affect the guaranteed minimum death benefit feature and the length of time your policy remains in force. If you use the continuation of coverage feature and you have a policy loan, loan interest continues to accrue. POLICY LOANS MAY CAUSE YOUR POLICY TO LAPSE IF YOUR NET CASH SURRENDER VALUE IS NOT ENOUGH TO PAY YOUR DEDUCTIONS EACH MONTH. SEE LAPSE, PAGE 37.

Policy loans may have tax consequences. If your policy lapses with a loan outstanding, you may have further tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 52.


PARTIAL WITHDRAWALS

You may request a partial withdrawal to be processed on any valuation date after your first policy anniversary by contacting our customer service center. You make a partial withdrawal when you withdraw part of your net cash surrender value. If your request is by telephone, it must be for less than $25,000 and may not cause a decrease in your death benefit. Otherwise, your request must be in writing. SEE TELEPHONE PRIVILEGES, PAGE 41.

You may take only one partial withdrawal per policy year. The minimum partial withdrawal you may take is $100. The maximum partial withdrawal you may take is the amount which leaves $500 as your net cash surrender value. If you request a withdrawal of more than this maximum, we require you to surrender your policy or reduce the withdrawal.

When you take a partial withdrawal, we deduct your withdrawal amount plus a service fee from your account value. If applicable, we deduct a surrender charge from your account value if your partial withdrawal causes a reduction in your stated death benefit. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 45.
Unless you tell us otherwise, we will make a partial withdrawal from the guaranteed interest division and the variable investment options in the same proportion that each has to your net account value immediately before your withdrawal. You may select one investment option from which your partial withdrawal will be taken. If you select the guaranteed interest division, however, the amount withdrawn from it may not be for more than your total withdrawal multiplied by the ratio of your account value in the guaranteed interest division to your total net account value immediately before the partial withdrawal transaction.

Partial withdrawals may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 51, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 52.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 1

If you selected death benefit option 1, it is your first partial withdrawal of the policy year, no more than fifteen years have passed since your policy date and the joint equivalent age of the insured people is not yet age 81, you may make a partial withdrawal of up to the greater of 10% of your account value, or 5% of your stated death benefit without decreasing your stated death benefit.

Otherwise, amounts you withdraw will reduce your stated death benefit by the amount of the withdrawal unless your policy death benefit has been increased due to the federal income tax definition of life insurance. If your policy death benefit has been increased due to the federal income tax definition of life insurance at the time of the partial withdrawal, then at least part of your partial withdrawal may be made without reducing your stated death benefit.

PARTIAL WITHDRAWALS UNDER DEATH BENEFIT OPTION 2

If you have selected death benefit option 2, a partial withdrawal does not reduce your stated or target death benefit. However because your account value is reduced, we reduce the total death benefit by at least the partial withdrawal amount.







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Variable Survivorship                  36

STATED DEATH BENEFIT AND TARGET DEATH BENEFIT
REDUCTIONS

Regardless of your chosen death benefit option, partial withdrawals do not reduce your stated death benefit if:
     o your base death benefit has been increased to qualify your policy as life insurance under the federal income tax laws; and
     o you withdraw an amount that is no greater than the amount that reduces your account value to a level which no longer requires your base death benefit to be increased to qualify as life insurance for federal income tax law purposes. SEE TAX STATUS OF THE POLICY, PAGE 50.

We require a minimum stated death benefit and a minimum target death benefit to issue your policy. You may not take a partial withdrawal if it reduces your stated death benefit or target death benefit below this minimum. SEE POLICY ISSUANCE, PAGE 19.

We will send a new policy schedule page for your policy showing the effect of your withdrawal if there is any change to your stated death benefit or your target death benefit.

In order to make this change, we may ask that you return the policy to our customer service center. Your withdrawal and any reductions in the death benefits are effective as of the valuation date on which we receive your request. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 52.


LAPSE

Your insurance coverage continues as long as your net cash surrender value is enough to pay your deductions each month. Lapse does not apply if either the guaranteed minimum death benefit or the special continuation period is in effect and you have met all requirements. SEE SPECIAL CONTINUATION PERIOD, PAGE 21 AND GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

If the continuation of coverage feature is active, your policy could still lapse if there is an outstanding policy loan even though there are no further monthly deductions.

GRACE PERIOD

Your policy enters a 61-day lapse grace period if, on a monthly processing date:

     1.  your net cash surrender value is zero (or less);

     2. the five-year special continuation period has expired, or you have not paid the required special continuation period premium; and

     3. you do not have the guaranteed minimum death benefit or it has expired or terminated.

We notify you that your policy is in a grace period at least 30 days before it ends. We send this notice to you (or a person to whom you have assigned your policy) at your last known address in our records. We notify you of the premium payment necessary to prevent your policy from lapsing. This amount is generally the past due charges, plus your estimated monthly policy and rider deductions for the next two months. If the death of the second of the insured people occurs during the grace period we do pay death proceeds to your beneficiary(ies), but with reductions for your policy loan balance, accrued loan interest and monthly deductions owed. We will send you a lapse notice if the guaranteed minimum death benefit is going to lapse.

If we receive payment of the required amount before the end of the grace period, we apply it to your account value in the same manner as your other premium payments, then we deduct the overdue amounts from your account balance.

If you do not pay the full amount within the 61-day grace period, your policy and its riders lapse without value. We withdraw your remaining account balance from the variable and guaranteed interest divisions. We deduct amounts you owe us including surrender charges and inform you that your policy coverage has ended.

IF YOU HAVE THE GUARANTEED MINIMUM DEATH BENEFIT IN EFFECT

After the special continuation period has ended and if the guaranteed minimum death benefit is in effect, your policy's stated death benefit will not lapse during the guarantee period. This is true even if your net cash surrender value is not enough to cover all of the deductions from your account value on any monthly processing date. SEE GUARANTEED MINIMUM DEATH BENEFIT, PAGE 26.

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Variable Survivorship                  37

                                  LAPSE SUMMARY


====================================================================================================================
               SPECIAL CONTINUATION PERIOD                             GUARANTEED MINIMUM DEATH BENEFIT
============================================================================================================================
IF YOU MEET THE REQUIREMENTS       IF YOU DO NOT MEET THE    |        IF YOU MEET THE             IF YOU DO NOT MEET THE
                                  REQUIREMENTS OR IT IS NO   |          REQUIREMENTS             REQUIREMENTS OR IT IS NO
                                      LONGER IN EFFECT       |                                       LONGER IN EFFECT
-------------------------------------------------------------|--------------------------------------------------------------
Your policy does not lapse      Your policy enters the       |   Your policy does not lapse    Your policy enters the
if you do not have enough       grace period if your net     |   if you do not have enough     grace period if your net
net cash surrender value to     cash surrender value is not  |   net cash surrender value      cash surrender value is not
pay the monthly charges.        enough to pay the monthly    |   to pay the monthly            enough to pay the monthly
The charges are deducted and    charges, or if your loan     |   charges.  However, if you     charges, or if your loan
may cause a negative account    plus accrued loan interest   |   have any riders, they         plus accrued loan interest
value until the earlier of:     is more than your cash       |   lapse after the grace         is more than your cash
1) the date you have enough     surrender value.  If you do  |   period and only your base     surrender value.  If you do
net  account value, or 2)       not pay enough premium to    |   coverage remains in           not pay enough premium to
until the end of the special    cover the past due monthly   |   force.  Charges for your      cover the past due monthly
continuation period.            charges and interest due     |   base coverage are then        charges and interest due
                                plus the monthly charges     |   deducted each month to the    plus the monthly charges
                                and interest due through     |   extent that there is          and interest due through
                                the end of the grace         |   sufficient net account        the end of the grace
                                period, your policy lapses.  |   value to pay these            period, your policy lapses.
                                                             |   charges.  If there is not
                                                             |   sufficient net account
                                                             |   value to pay a charge, it
                                                             |   is permanently waived.
============================================================================================================================




REINSTATEMENT

If you do not pay enough premium before the end of the grace period, your policy lapses. You may still reinstate your policy and its riders (other than the guaranteed minimum death benefit) within five years of the end of the grace period if you still own the policy and both of the insured people are still living and meet our underwriting requirements.

Unless law requires differently, we will reinstate your policy and riders if:

     1.  you have not surrendered your policy;

     2. you provide satisfactory evidence to us that both insured people are alive and that each is still insurable according to our normal rules of underwriting; and

     3. we receive enough premium from you to keep your policy and its riders in force from the beginning to the end of the grace period and for two months after the reinstatement date.

When your policy lapses, we will not reinstate your policy if one insured person has died or become uninsurable since your policy date. If one insured person was uninsurable at the issue of your policy and remains uninsurable, we will review the underwriting requirements applicable to each insured person at the time you request reinstatement to determine whether or not your policy may be reinstated.

Reinstatement is effective on the monthly processing date following our approval of your reinstatement application. When we reinstate your policy, we also reinstate the surrender charges for the amount and time remaining when your policy lapsed. If you had a policy loan when coverage ended, we reinstate it with accrued loan interest to the date of lapse. The cost of insurance charges at the time of reinstatement are adjusted to reflect the time since the lapse.

We apply net premiums received after reinstatement according to your most recent instructions which may be the premium allocation instructions in effect at the start of the grace period.


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Variable Survivorship                  38

SURRENDER

You may surrender your policy for its net cash surrender value any time before the death of the second of the insured people. You may take your net cash surrender value in other than one payment. We compute your net cash surrender value as of the valuation date we receive your written surrender request and policy at our customer service center. All insurance coverage ends on the date we receive your surrender request and policy. SEE POLICY VALUES, PAGE 31 AND SETTLEMENT PROVISIONS, PAGE 43.

We do not pro-rate or add back charges or expenses which we deducted before your surrender to your account value.

If you surrender your policy during the first nine policy or segment years, we deduct a surrender charge from your net account value. If you surrender your policy during the early years, you may have little or no net cash surrender value. SEE SURRENDER CHARGE, PAGE 49.

A surrender of your policy may have adverse tax consequences. SEE DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS, PAGE 52, AND DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS, PAGE 52.


GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

You have the right to examine your policy. The right to examine your policy, often called the free look period, starts on the date you receive your policy and is a length of time specified by law. If for any reason you do not want it, you may return your policy to us or your agent/registered representative within the period shown on the policy's face page. If you return your policy to us within that time period, we will consider it canceled as of your policy date.

If you cancel your policy during this free look period, you will receive a refund as determined under law. Generally, there are two types of free look refunds:
     o   some states require a return of all premiums we receive;
     o other states require payment of account value plus a refund of all charges deducted.

Your policy will specify what type of free look refund applies in your state. The type of free look refund in your state will affect when the net premium we receive before the end of the free look period is invested into the variable investment options. SEE ALLOCATION OF NET PREMIUMS, PAGE 21.

YOUR POLICY

The entire contract between you and us is the combination of:
     o   your policy;
     o a copy of your original application and any applications for benefit increases or decreases;
     o   all of your riders;
     o   endorsements;
     o   policy schedule pages; and
     o   reinstatement applications.

If you make a change to your coverage, we give you a copy of your changed application and new policy schedules. If you send your policy to us, we attach these items to your policy and return it to you. Otherwise, you need to attach them to your policy.

Unless there is fraud, we consider all statements made in an application to be representations and not guarantees. We use no statement to deny a claim, unless it is in an application.

A president or an officer of our company and our secretary or assistant secretary must sign all changes or amendments we make to your policy. No other person may change the terms or conditions of your policy.

AGE

The age stated in your policy schedule is the joint equivalent age of the insured people we use to issue your policy.

The insured people must each be no more than 90 years of age at policy issue. The minimum joint equivalent age must be no less than 15. The maximum joint equivalent age must be no more than 85. There is no limit on the difference in the insured people's ages. Age is measured as the age of the insured person on the birthday nearest the policy anniversary.

The younger insured person's 100th birthday is the 100th anniversary of the younger insured person's birth regardless if he/she has survived. The policy

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Variable Survivorship                  39
anniversary nearest to this date is the date used for policy maturity and continuation of coverage.

OWNERSHIP

The original owner is the person named as the owner in the policy application. The owner can exercise all rights and receive the benefits until the death of the second of the insured people while the policy is still in force. This includes the right to change the owner, beneficiary(ies) or the method designated to pay death proceeds.

As a matter of law, all rights of ownership are limited by the rights of any person who has been assigned rights under the policy and any irrevocable beneficiary(ies).

You may name a new owner by giving us written notice. The effective date of the change to the new owner is the date the prior owner signs the notice. However, we will not be liable for any action we take before a change is recorded at our customer service center. A change in ownership may cause the prior owner to recognize taxable income on gain under the policy.

BENEFICIARY(IES)

You, as owner, name the beneficiary(ies) when you apply for your policy. The primary beneficiary(ies) who survives both of the insured people receives the death proceeds. Other surviving beneficiary(ies) receive death proceeds only if there is no surviving primary beneficiary(ies). If more than one beneficiary(ies) survives both insured people, they share the death proceeds equally, unless you have told us otherwise. If none of your policy beneficiaries has survived both insured people, we pay the death proceeds to you or to your estate, as owner.

Once you tell us who the beneficiary(ies) is/are, we keep this information on file. You may name a new beneficiary(ies) any time before the death of the second of the insured people. We pay the death proceeds to the beneficiary(ies) whom you have most recently named according to our records. We do not make payments to multiple sets of beneficiaries.

COLLATERAL ASSIGNMENT

You may assign your policy by sending written notice to us. After we record the assignment, your rights as owner and the beneficiary's(ies') rights (unless the beneficiary(ies) was made an irrevocable beneficiary(ies) under an earlier assignment) are subject to the assignment. It is your responsibility to make sure the assignment is valid.

INCONTESTABILITY

If your policy has been in force and both insured people are alive for two years from your policy date, we will not question the validity of the statements in your application. If your policy has been in force and both insured people are alive for two years from the effective date of a new segment or from the effective date of an increase in any other benefit, with respect to the insured people (such as an increase in stated death benefit) we will not contest the statements in your application for the new segment or other increase.

If this policy has been in force and both insured people are alive for two years from the effective date of reinstatement, we will not contest the statements in your application for reinstatement.

MISSTATEMENTS OF AGE OR GENDER

If an insured person's age or gender has been misstated, we adjust the death benefit to the amount which would have been purchased for each insured person's correct age and gender. We base the adjusted death benefit on the cost of insurance charges deducted from your account value on the last monthly processing date before the death of the second of the insured people, or as otherwise required by law.

If unisex cost of insurance rates apply, we do not make any adjustments for a misstatement of gender.

SUICIDE

If either insured person commits suicide (while that insured person is sane or insane) within two years of your policy date, unless otherwise required by law, we limit death proceeds payable in one sum to:

     1.  the total of all premiums we receive to the time of death; minus

     2.  outstanding policy loan amounts and accrued loan interest; minus

     3.  partial withdrawals you have taken.



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Variable Survivorship                  40

We make a limited payment to the beneficiary(ies) for a new segment or other increase if the death of the second of the insured people is due to suicide (while that insured person is sane or insane), within two years of the effective date of a new segment or within two years of an increase in any other benefit, unless otherwise required by law. The limited payment we make is equal to the cost of insurance and monthly expense charges which were deducted for such increase.

TRANSACTION PROCESSING

Generally, within seven days of when we receive all information required to process a payment, we pay:
     o   death proceeds;
     o   net cash surrender value upon surrender;
     o   partial withdrawals; and
     o   loan proceeds.

We may delay processing these transactions if:
     o   the NYSE is closed for trading;
     o   trading on the NYSE is restricted by the SEC;
     o there is an emergency so that it is not reasonably possible to sell securities in the variable investment options or to determine the value of a variable investment option's assets; or
     o a governmental body with jurisdiction over the separate account allows suspension by its order.

SEC rules and regulations determine whether or not these conditions exist.

We execute transfers among the variable investment options as of the valuation date of our receipt of your request at our customer service center.

We determine the death benefit as of the date of death of the second of the insured people. The death proceeds are not affected by changes in the value of the variable investment options after that date.

We may delay payment from our guaranteed interest division for up to six months, unless law requires otherwise, of surrender proceeds, withdrawal amounts or loan amounts. If we delay payment more than 30 days, we pay interest at our declared rate (or at a higher rate if required by law) from the date we receive your complete request.

NOTIFICATION AND CLAIMS PROCEDURES

Except for certain authorized telephone requests, we must receive in writing any election, designation, change, assignment or request made by the owner.

You must use a form acceptable to us. We are not liable for actions taken before we receive and record the written notice. We may require you to return your policy for policy changes and at the time of surrender.

If an insured person dies while your policy is in force, please let us or your agent/registered representative know as soon as possible. We will immediately send you instructions on how to make a claim at the death of the second of the insured people or at either insured person's death if you have a single life term insurance rider. As proof of the insured person's death, we may require you to provide proof of the deceased insured person's age and a certified copy of the death certificate.

The beneficiary(ies) and the deceased insured person's next of kin may need to sign authorization forms. These forms allow us to get information about the deceased insured person. This information may include medical records of doctors and hospitals used by the deceased insured person.

TELEPHONE PRIVILEGES

Telephone privileges are automatically provided to you and your agent/registered representative, unless you decline it on the application or contact our customer service center. Telephone privileges allow you or your agent/registered representative, if applicable, to call our customer service center to:
     o   make transfers;
     o   change premium allocations;
     o change features in your dollar cost averaging and automatic rebalancing programs;
     o   request partial withdrawals; or
     o   request a policy loan.


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Variable Survivorship                  41

Our customer service center uses reasonable procedures to make sure that instructions received by telephone are genuine. These procedures may include:

     1.  requiring some form of personal identification;

     2.  providing written confirmation of any transactions; and

     3.  tape recording telephone calls.

By accepting automatic telephone privileges, you authorize us to record your telephone calls with us. If we use reasonable procedures to confirm instructions, we are not liable for losses due to unauthorized or fraudulent instructions. We may discontinue this privilege at any time.

NON-PARTICIPATION

Your policy does not participate in the surplus earnings of Security Life.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for our policies is ING America Equities, Inc., a wholly owned subsidiary of Security Life. It is registered as a broker-dealer with the SEC and the NASD. We pay ING America Equities, Inc. for acting as the principal underwriter under a distribution agreement.

We sell our policies through licensed insurance agents who are registered representatives of other broker-dealers including, but not limited to:

     1. VESTAX Securities Corporation, an indirect affiliate of Security Life of Denver Insurance Company;

     2. Locust Street Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company;

     3. Multi-Financial Securities, Corp., an indirect affiliate of Security Life of Denver Insurance Company; and

     4. IFG Network Securities, Inc., an indirect affiliate of Security Life of Denver Insurance Company.


All broker-dealers who sell this policy have entered into selling agreements with us. Under these agreements, we pay a distribution allowance to the broker-dealers, who pay commissions to their agents/registered representatives who sell this policy.

The distribution allowance paid to the broker/dealer is 90% of the first target premium that we receive. For premiums we receive over the first target premium, the distribution allowance is 5% (4% for some firms) in policy years one through five and 2% (1% for some firms) after the fifth policy year. Some broker-dealers receive a slightly lower distribution allowance because we provide them with greater marketing and administrative support.

In addition, we make annual renewal payments (trails) to the broker-dealer based on a percentage of each policy's net account value. These payments are 0.20% in policy years five through twenty. We may pay wholesaler fees or marketing and training allowances.

We pay all distribution and other allowances from our resources which include sales charges deducted from premiums.

ADVERTISING PRACTICES AND SALES LITERATURE

We may use advertisements and sales literature to promote this product, including:
     o articles on variable life insurance and other information published in business or financial publications;
     o   indices or rankings of investment securities; and
     o comparisons with other investment vehicles, including tax considerations.

We may use information regarding the past performance of the variable investment options. However, past performance is not indicative of future performance of the investment options or the policies and is not reflective of the actual investment experience of policyowners.

We may feature certain investment options and their managers, as well as describe asset levels and sales volumes. We may refer to past, current, or prospective economic trends and investment performance or other information we believe may be of interest to our customers.




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Variable Survivorship                  42

SETTLEMENT PROVISIONS

You may elect to have the beneficiary(ies) receive the death proceeds other than in one payment. If you make this election, you must do so before the death of the second of the insured people. If you have not made this election, the beneficiary(ies) may do so within 60 days after we receive proof of death of the second of the insured people.

You may take your net cash surrender value in other than one payment.

The investment performance of the variable investment options does not affect payments under these settlement options. Instead, interest accrues at a fixed rate based on the option you choose. Payment options are subject to our rules at the time you make your selection. Currently, a periodic payment must be at least $20 and the total proceeds must be $2,000 or more.

OPTION I:       PAYOUTS FOR A DESIGNATED PERIOD

OPTION II:      LIFE INCOME WITH PAYOUTS GUARANTEED FOR A DESIGNATED PERIOD

OPTION III:     HOLD AT INTEREST

OPTION IV:      PAYOUTS OF A DESIGNATED AMOUNT

OPTION V:       OTHER OPTIONS WE OFFER AT THE TIME WE PAY THE BENEFIT


ADMINISTRATIVE INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the variable investment options' assets in shares of investment portfolios. We are the legal owner of the shares held in the separate account and we have the right to vote on certain issues. Among other things, we may vote on issues described in the fund's current prospectus or issues requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your account value.

We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

Each investment portfolio share has the right to one vote. The votes of all investment portfolio shares are cast together on a collective basis, except on issues for which the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

Examples of issues that require a portfolio-by-portfolio vote are:

     1. changes in the fundamental investment policy of a particular investment portfolio; or

     2.  approval of an investment advisory agreement.

We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any investment portfolio shares that are not attributable to policies and any investment portfolio shares for which the owner does not give us instructions, the same way we vote as if we did receive owner instructions.

We reserve the right to vote investment portfolio shares without getting instructions from policy owners if the federal securities laws, regulations or their interpretations change to allow this.

You may instruct us only on matters relating to the investment portfolios corresponding to variable investment options in which you have invested assets as of the record date set by the investment portfolio's board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each variable investment option that we attribute to your policy by dividing your account value allocated to that variable investment option by the net asset value of one share of the matching investment portfolio.

MATERIAL CONFLICTS

We are required to track events to identify any material conflicts arising from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the investment portfolios, Security Life and other insurance companies participating in the investment portfolios,


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Variable Survivorship                  43
have this same duty. There may be a material conflict if:
     o   state insurance law or federal income tax law changes;
     o   investment management of an investment portfolio changes; or
     o voting instructions given by owners of variable life insurance policies and variable annuity contracts differ.

The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general or between certain classes of owners; and these retirement plans or participants in these retirement plans.

If there is a material conflict, we have the duty to determine appropriate action including removing the portfolios involved from our variable investment options. We may take other action to protect policy owners. This could mean delays or interruptions of the variable operations.

When state insurance regulatory authorities require it, we may ignore voting instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in our next semi-annual report to owners.

Under the Investment Company Act of 1940, we must get your approval for certain actions involving our separate account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options, but not credited to policies in the same proportion as votes cast by owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, we may from time to time make any of the following changes to our separate account:

     1.  Change the investment objective.

     2. Offer additional variable investment options which will invest in portfolios we find appropriate for policies we issue.

     3.  Eliminate variable investment options.

     4.  Combine two or more variable investment options.

     5. Substitute a new investment portfolio for a portfolio in which the division currently invests. A substitution may become necessary if, in our judgment:
         o       a portfolio no longer suits th purposes of your policy;
         o       there is a change in laws or regulations;
         o there is a change in a portfolio's investment objectives or restrictions;
         o       the portfolio is no longer available for investment; or
         o       another reason we deem a substitution is appropriate.

     6. Transfer assets related to your policy class to another separate account.

     7.  Withdraw the separate account from registration under the 1940 Act.

     8. Operate the separate account as a management investment company under the 1940 Act.

     9. Cause one or more variable investment options to invest in a mutual fund other than, or in addition to, the investment portfolios.

     10. Stop selling these policies.

     11. End any employer or plan trustee agreement with us under the agreement's terms.

     12. Limit or eliminate any voting rights for the separate account.

     13. Make any changes required by the 1940 Act or its rules or regulations.

We will not make a change until it is effective with the SEC and approved by the appropriate state insurance departments, if necessary. We will notify you of changes. If you wish to transfer the amount you have in the affected investment option to another variable investment option or to the guaranteed interest division, you may do so free of charge. Just notify us at our customer service center.


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Variable Survivorship                  44

REPORTS TO OWNERS

At the end of each policy year we send a report to you that shows:
     o your total net policy death benefit (your stated death benefit plus adjustable term insurance rider death benefit, if any);
     o   your account value;
     o   your policy loan, if any, plus accrued interest;
     o   your net cash surrender value;
     o   information about the variable investment options; and
     o your account transactions during the policy year showing net premiums, transfers, deductions, loan amounts and withdrawals.

We also send semi-annual reports with financial information on the investment portfolios, including a list of the investment holdings of each portfolio to you.

We send confirmation notices to you throughout the year for certain policy transactions.


CHARGES, DEDUCTIONS AND REFUNDS

The amount of a charge may not correspond to the cost incurred by us to provide the service or benefit. For example, the sales charges may not cover all of our sales and distribution expenses. Some proceeds from other charges, including the mortality and expense risk charge or cost of insurance charges, may be used to cover such expenses.


DEDUCTIONS FROM PREMIUMS

We treat payments we receive as premium payments if the insured person is not yet age 100 and you do not have an outstanding policy loan. After we deduct certain charges from your payment, we add the remaining net premium to your policy.

SALES CHARGE

We deduct a percentage from each premium payment to compensate us for the costs we incur in selling the policies. The sales charge helps cover the costs of distribution, preparing our sales literature, promotional expenses and other direct and indirect expenses.

We base the percentage on the time expired since your policy date, or addition of a segment and on your premium payments up to and above a target premium. The sales charge deducted from your premium payments after an increase in stated death benefit is based on each segment's target premium and the length of time that the segment has been in effect.

Your policy schedule page shows the target premium for your policy.


                           Sales Charge Percentage
                           -----------------------
                      Up to Policy        Above Policy
  Policy or            or Segment          or Segment
   Segment               Target              Target
     Year                Premium             Premium
     ----                -------             -------

    1 - 5                 5.5%                 2%
     6 +                   2%                  2%

For example, if this policy is issued to insure a male, age 85 who is uninsurable, and a female, age 85 who is insurable but in a substandard underwriting rating class, the target premium for sales charge purposes is $127 for each $1,000 of stated death benefit. We believe this amount represents the maximum target premium and that most policies will have a much lower target premium. SEE TARGET PREMIUM, PAGE 20 AND ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, PAGE 55.

We may reduce or waive the sales charge for certain group or sponsored arrangements, or for corporate purchasers. SEE GROUP OR SPONSORED ARRANGEMENTS, OR CORPORATE PURCHASERS, PAGE 50.

TAX CHARGES

We pay state and local taxes in almost all states. These taxes vary in amount from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, state and local taxes range from 0.5% to 5% with some states not imposing these types of taxes. We deduct 2.5% of each premium payment to cover these taxes. This rate approximates the average tax rate we expect to pay in all states.

We also deduct 1.5% of each premium payment to cover our estimated costs for the federal income tax treatment of deferred acquisition costs. This cost is determined solely by the amount of life insurance premiums we receive.

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Variable Survivorship                  45

We reserve the right to increase or decrease your premium expense charge for taxes as a result of changes in the tax law, within limits set by law. We also reserve the right to increase or decrease your premium expense charge for the federal income tax treatment of deferred acquisition costs based on any change in that cost to us.


DAILY DEDUCTIONS FROM THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct 0.002055% per day (0.75% annually) of the amount you have in the variable investment options for the mortality and expense risks we assume. This charge is deducted as part of the calculation of the daily unit values for the variable investment options and does not appear as a separate charge on your statement or confirmation.

The mortality risk is that insured people, as a group, may live less time than we estimated. The expense risk is that the costs of issuing and administering the policies and in operating the variable division are greater than the amount we estimated.

The mortality and expense risk charge does not apply to your account value in the guaranteed interest division or the loan division.


MONTHLY DEDUCTIONS FROM ACCOUNT VALUE

We deduct charges from your account value on each monthly processing date until the maturity date or when the continuation of coverage period begins.

POLICY CHARGE

The initial policy charge is $15 per month for the first ten years of your policy. After the first ten years of your policy, the policy charge is $9 per month. This charge compensates us for such costs as:
     o   application processing;
     o   medical examinations;
     o   establishment of policy records; and
     o   insurance underwriting costs.


MONTHLY ADMINISTRATIVE CHARGE

We charge a per month administrative charge of $0.07 to $0.095 per $1,000 for the first ten policy years for the greater of the stated death benefit. We charge $0.023 per $1,000 for each policy year after the tenth for the greater of target or stated death benefit. We limit the per $1,000 charge, based on the insured people's joint equivalent age, from $175 to $237.50 per month for the first ten policy years. This charge is limited to $57.50 monthly for each policy year thereafter. This charge applies to the first $2,500,000 of death benefit.

This charge is designed to compensate us for ongoing costs such as:
     o   premium billing and collections;
     o   claim processing;
     o   policy transactions;
     o   record keeping;
     o   reporting and communications with policy owners; and
     o   other expenses and overhead.

COST OF INSURANCE CHARGE

The cost of insurance charge compensates us for the ongoing costs of providing insurance coverage under the policy, including the expected cost of paying death proceeds that may be more than your account value at the death of the second of the insured people.

The cost of insurance charge is equal to our current monthly cost of insurance rate multiplied by the net amount at risk for each portion of your death benefit. We calculate the net amount at risk monthly, at the beginning of each policy month. For the base death benefit, the net amount at risk is calculated using the difference between the current base death benefit and your account value. We determine your account value after we deduct your policy and rider charges due on that date other than cost of insurance charges for the base death benefit and adjustable term insurance rider.

If your base death benefit at the beginning of a month increases (due to requirements of the federal income tax law definition of life insurance), the net amount at risk for your base death benefit for that month also increases. Similarly, the net amount at risk for your adjustable term insurance rider decreases. This means that your cost of insurance charge varies from month to month with changes in your net amount at risk, changes in the death benefit and with the

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Variable Survivorship                  46
increasing age of the insured people. We allocate the net amount at risk to segments in the same proportion that each segment has to the total stated death benefit for all coverage segments as of the monthly processing date.

We base your current cost of insurance rates on the insured people's ages, genders and premium classes on the policy and each segment date.

We apply unisex rates where appropriate under the law. This currently includes the state of Montana and policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs.

Separate cost of insurance rates apply to:
     o   each segment of the base death benefit;
     o   your adjustable term insurance rider; and
     o   single life term insurance riders.

We may make changes in the cost of insurance or rider charges for a class of insured persons. We base the new charge on changes in expectations about:
     o   investment earnings;
     o   mortality;
     o   the time policies remain in effect;
     o   expenses; and
     o   taxes.

These rates are never more than the guaranteed maximum rates shown in your policy. The guaranteed maximum rates are based on the 1980 Commissioner's Standard Ordinary Sex Distinct Mortality Table.

The maximum rates for the initial and each new segment will be printed in your schedule pages.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If you choose the guaranteed minimum death benefit feature, we charge $0.005 per $1,000 of stated death benefit each month during the guarantee period. We guarantee the charge not to exceed this rate.

RIDER CHARGES

On each monthly processing date, we deduct the cost of benefits under your riders including the single life term insurance rider. Rider charges do not include the adjustable term insurance rider. SEE RIDERS, PAGE 27.

POLICY TRANSACTION FEES

We charge fees for certain transactions under your policy. We deduct these fees from the variable and guaranteed interest divisions pro rata to the account value in each.

PARTIAL WITHDRAWALS

We deduct the lesser of a $25 service fee or 2% of the requested partial withdrawal from your account value for each partial withdrawal you take to cover our costs. We may also deduct a surrender charge from your account value. SEE PARTIAL WITHDRAWALS, PAGE 36.

TRANSFERS

There is a $25 fee to cover our costs for each transfer over twelve free transfers per policy year. If you include multiple transfers in one transfer request, it counts as one transfer. SEE TRANSFERS OF ACCOUNT VALUE, PAGE 32.

ILLUSTRATIONS

The first policy illustration you request in a policy year is free. After that, we charge a fee of up to $25 for each additional policy illustration.

PREMIUM ALLOCATION CHANGE

You may make twelve free premium allocation changes per policy year. After the twelve free changes, we charge $25 for each additional premium allocation change in that policy year. If you change your designated deduction investment option, we consider it a premium allocation change. SEE MONTHLY DEDUCTIONS FROM ACCOUNT VALUE, PAGE 46.

CONTINUATION OF COVERAGE ADMINISTRATIVE FEE

At the policy anniversary nearest the younger insured person's 100th birthday, if your policy has not been surrendered, the continuation of coverage period begins.

We will charge a one-time administrative fee of $400. This charge compensates us for maintaining and servicing your policy until the death of the second of the insured people. We then no longer charge monthly charges.

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Variable Survivorship                  47

                     DIVISIONS FROM WHICH WE DEDUCT CHARGES,
                          LOANS AND PARTIAL WITHDRAWALS



                   MONTHLY CHARGES: COST OF INSURANCE
                        CHARGES, RIDER CHARGES,              TRANSACTION FEES                LOANS AND
                          ADMINISTRATIVE FEES                                           PARTIAL WITHDRAWALS

---------------- --------------------------------------- ------------------------- ------------------------------

    Choice       May choose a designated deduction       Proportionally among      May choose any investment
                 investment option, including            variable and guaranteed   option or combination of
                 guaranteed interest division            interest divisions        investment options
---------------- --------------------------------------- ------------------------- ------------------------------

    Default      Proportionally among variable and       Proportionally among      Proportionally among
                 guaranteed interest divisions           variable and guaranteed   variable and guaranteed
                                                         interest divisions        interest divisions
---------------- --------------------------------------- ------------------------- ------------------------------


PERSISTENCY REFUND

Where law allows us, we pay long-term policy owners a persistency refund. Each month your policy remains in force after your tenth policy anniversary, we credit your account value with a refund of 0.05% of account value. This refund is 0.6% of your account value on an annual basis.

We do not guarantee that we will pay a persistency refund on the guaranteed interest division. If we pay a persistency refund on the guaranteed interest division, we will pay it even if your policy is in the continuation of coverage period.

If applicable, we add the persistency refund to the variable and guaranteed interest divisions, but not the loan division, in the same proportion that your account value in each investment option has to your net account value as of the monthly processing date.

Here are two examples of how the persistency refund may affect your account value:

EXAMPLE 1:  YOUR POLICY HAS NO LOAN:

     o   account value = $10,000 (all in the variable division)

     o   monthly persistency refund rate = .0005

     o   persistency refund = 10,000 x .0005 = $5.00


                   Value Before     Value After
                   Persistency      Persistency
                      Refund           Refund
                      ------           ------

Variable
Division          $10,000.00        $10,005.00

EXAMPLE 2:  YOUR POLICY DOES HAVE A LOAN:

     o   account value = $10,000

     o   account value in the variable division = $6,000

     o   account value in the loan division = $4,000

     o   monthly persistency refund rate = .0005

     o   persistency refund = 10,000 x .0005 = $5.00


                    Value Before    Value After
                    Persistency     Persistency
                       Refund          Refund
                       ------          ------

Variable
Division             $6,000.00        $6,005.00

Loan                 $4,000.00        $4,000.00










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Variable Survivorship                  48

SURRENDER CHARGE

We may deduct a surrender charge from your account value during the first nine years of your policy or coverage segment if you:
     o   surrender your policy;
     o   reduce your stated death benefit;
     o   allow your policy to lapse; or
     o   take a partial withdrawal which decreases your stated death benefit.

The surrender charge compensates us for issuing and distributing policies. We deduct surrender charges pro rata based on your account value in each investment option.

For purposes of the surrender charge, we determine a surrender target premium for each policy based on the insured people's issue ages, genders and your stated death benefit. The surrender charge target premium does not vary based on ratings. Your policy schedule page shows the surrender charge for your policy.

A change to your death benefit option may decrease your stated death benefit. Under these circumstances, we do not deduct a surrender charge and we do not reduce future surrender charges. A change to your death benefit option may increase the stated death benefit. We do not increase your surrender charge in this case. However, all other increases in your stated death benefit create a new segment which will be subject to its own nine year surrender charge period.

If your surrender charge changes, we send you a new policy schedule showing the change.

The surrender charge remains level for the first five years of each coverage segment and then decreases through the ninth year. Thereafter, there is no surrender charge. For purposes of calculating surrender charges, target premium is premium attributable to base death benefit coverage.

For example, if this policy is issued to insure a male, age 85, and a female, age 85, the target premium for surrender charge purposes is $61 for each $1,000 of stated death benefit. We believe this amount represents the maximum surrender charge target premium and that most policies will have a much lower surrender charge target premium. SEE SALES CHARGE, PAGE 45 AND ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED
PREMIUMS, PAGE 55.

SURRENDER CHARGES AS A PERCENTAGE OF SURRENDER CHARGE TARGET PREMIUM


JOINT EQUIVALENT AGE       YEARS 1 - 5           YEAR 6             YEAR 7             YEAR 8              YEAR 9
--------------------       -----------           ------             ------             ------              ------
      15 - 78                  100%                80%                60%                40%                20%
         79                    93%                 80%                60%                40%                20%
         80                    85%                 70%                55%                40%                20%
         81                    78%                 65%                50%                35%                20%
         82                    72%                 60%                45%                30%                20%
         83                    65%                 50%                40%                30%                20%
         84                    60%                 45%                35%                25%                15%
         85                    54%                 40%                30%                20%                10%


You should review the surrender charge table in your policy schedule pages for your specific surrender charge amount each year.



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Variable Survivorship                  49

OTHER CHARGES

Under current law, we pay no tax on investment income and capital gains included in variable life insurance policy reserves. This means that no charge is currently made to any variable investment option for our federal income taxes. If the tax law changes and we have federal income tax chargeable to the variable investment options, we may make such a charge in the future.


GROUP OR SPONSORED ARRANGEMENTS, OR CORPORATE PURCHASERS

Individuals, corporations or other institutions may purchase this policy. For group or sponsored arrangements (including employees and certain family members of employees of Security Life, its affiliates and appointed sales agents), corporate purchasers or special exchange programs which we may offer from time to time, we may reduce or waive the:
     o surrender charge, including the surrender charge on partial withdrawals;
     o   length of time a surrender charge applies;
     o   administrative charge;
     o   minimum stated death benefit;
     o   minimum target death benefit;
     o   minimum annual premium;
     o   target premium;
     o   sales charges;
     o   cost of insurance charges; or
     o   other charges normally assessed.

We can reduce or waive these items based on expected economies. Group arrangements include those in which there is a trustee, an employer or an association. The group may purchase multiple policies covering a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer policies to its employees or members on an individual basis.

Our sales, administration and mortality costs generally vary with the size and stability of the group, among other factors. We take all these factors into account when we reduce charges. A group or sponsored arrangement must meet certain requirements to qualify for reduced charges. We make reductions to charges based on our rules in effect when we approve a policy application. We may change these rules from time to time.

Each sponsored arrangement or corporation may have different group premium payments and premium requirements.

We will not be unfairly discriminatory in any variation in the surrender charge, administrative charge, or other charges, fees and privileges. These variations are based on differences in costs or services.


TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


TAX STATUS OF THE POLICY

This policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Specifically, the policy must meet the requirements of the "guideline premium/cash value corridor test," as specified in Code section 7702.

The guideline premium/cash value corridor test provides for a maximum premium in relation to the death benefit, and a minimum "corridor" of death benefit in relation to account value. SEE APPENDIX A, PAGE 164 FOR A TABLE OF THE GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST FACTORS.

There is very little guidance with respect to policies issued on a last survivor basis as to how these requirements are applied. Nevertheless, we believe it is reasonable to conclude that our policies satisfy the

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Variable Survivorship                  50
applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions or modify your policy in order to do so.


DIVERSIFICATION REQUIREMENTS

In addition to meeting the Code Section 7702 guideline premium/cash corridor test, Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each variable investment option must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Our variable investment options' investment portfolios have promised they will meet the diversification standards that apply to your policy.

In certain circumstances, you, as owner of a variable life insurance contract, may be considered the owner for federal income tax purposes of the separate account assets used to support your contract. Any income and gains from the separate account assets are includable in the gross income from your policy under these circumstances. The IRS has stated in published rulings that a variable contract owner is considered the owner of separate account assets if the contract owner has "indicia of ownership" in those assets. "Indicia of ownership" includes the ability to exercise investment control over the assets.

Your ownership rights under your policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that policy owners are not owners of separate account assets. For example, you have flexibility in allocating your premium payments and in your policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your policy for favorable tax treatment.

We will at all times assure that the policy meets the statutory definition which qualifies the policy as life insurance for federal income tax purposes. In addition, as long as the policy remains in force, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from the policy, such as a partial withdrawal or loan. SEE TAX TREATMENT OF POLICY DEATH BENEFITS, PAGE
51.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.


TAX TREATMENT OF POLICY DEATH BENEFITS

We believe that the death benefit under a policy is generally excludable from the gross income of the beneficiary(ies) under section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary(ies). A tax adviser should be consulted about these consequences.

Generally, the policy owner will not be taxed on any of the policy account value until there is a distribution. When distributions from a policy occur, or when loan amounts are taken from or secured by a policy, the tax consequences depend on whether or not the policy is a "modified endowment contract."

Special rules also apply if you are subject to the alternative minimum tax. You should consult a tax adviser if you are subject to the alternative minimum tax.


MODIFIED ENDOWMENT CONTRACTS

Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the policies as to premiums and

--------------------------------------------------------------------------------
Variable Survivorship                  51
benefits, the individual circumstances of each policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a modified endowment contract. A current or prospective policy owner should consult with a competent adviser to determine whether or not a policy transaction will cause the policy to be classified as a modified endowment contract.

If a policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions for a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


MULTIPLE POLICIES

All modified endowment contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the policy owner's income when a taxable distribution occurs.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS

Once a policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

     1. All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contact will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     2. Loan amounts taken from or secured by a policy classified as a modified endowment contract are treated as distributions and taxed first as distributions of gain taxable as ordinary income and as tax-free recovery of the policy owner's investment in the policy only after all gain has been distributed.

     3. A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. Consult a tax adviser to determine whether or not you may be subject to this penalty tax.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a policy that is not classified as a modified endowment contract are generally treated first as a recovery of the policy owner's investment in the policy. Only after the recovery of all investment in the policy, is there taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes, if policy benefits are reduced during the first fifteen policy years, may be treated in whole or in part as ordinary income subject to tax.

Loan amounts from or secured by a policy that is not a modified endowment contract are generally not treated as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a policy that is not a modified endowment contract are subject to the 10% additional income tax.


INVESTMENT IN THE POLICY

Your investment in the policy is generally the total of your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax free.


POLICY LOANS

In general, interest on a policy loan will not be deductible. Moreover, the tax consequences

--------------------------------------------------------------------------------
Variable Survivorship                  52
associated with a low-cost loan such as the loan available in the policy are uncertain. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

If a loan from a policy is outstanding when the policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the policy and will be taxed accordingly.


SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to Section 1035 exchanges. If you wish to take advantage of Section 1035, you should consult your tax adviser.


TAX-EXEMPT POLICY OWNERS

Special rules may apply to a policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their tax adviser regarding the consequences of purchasing and owning a policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.


POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the policy could be changed by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.


CHANGES TO COMPLY WITH THE LAW

So that your policy continues to qualify as life insurance under the Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your policy to fail to qualify as life insurance.

We also may:
     o   make changes to your policy or its riders; or
     o take distributions from your policy to the degree that we deem necessary to qualify your policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected policies.

The tax law limits the amount we can charge for mortality costs and other expenses used to calculate whether your policy qualifies as life insurance for federal income tax purposes. We must base these calculations on reasonable mortality charges and as permitted, other charges reasonably expected to be paid. The Treasury issued proposed regulations on what it considers reasonable mortality charges. We believe that the charges used for your policy should meet the Treasury's current requirement for "reasonableness." We reserve the right to make changes to the mortality charges if future regulations have standards which make changes necessary in order to continue to qualify your policy as life insurance for federal income tax purposes.

Additionally, assuming that you do not want your policy to be or to become a modified endowment contract, we include a policy endorsement under which we have the right to amend your policy, including riders. We do this to attempt to enable your policy to continue to meet the seven-pay test for federal income tax purposes. If the policy premium you pay is more than the seven-pay limit, we have the right to remove any excess premium or to make any appropriate adjustments to your policy's account value and death benefit. It is not clear, however, whether we can take effective action pursuant to this endorsement under all possible circumstances to prevent a policy that has exceeded the premium limitation from being classified as a modified endowment contract.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

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Variable Survivorship                  53

OTHER

Policy owners may use our policies in various arrangements, including:
     o   qualified plans;
     o   non-qualified deferred compensation or salary continuance plans;
     o   split dollar insurance plans;
     o   executive bonus plans;
     o   retiree medical benefit plans; and
     o   other plans.

The tax consequences of these plans may vary depending on the particular facts and circumstances of each arrangement. If you want to use any of your policies in this type of arrangement, you should consult a qualified tax adviser regarding the tax issues of your particular arrangement.

In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you may have to pay income taxes and possibly penalties later.

The transfer of the policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to a person who is assigned to a generation which is two or more generations below the generation assignment of the policy owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.


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Variable Survivorship                  54

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS

The following tables are intended to show how the policy works, including how benefits and values can vary over time. Each table compares these values with total premiums we receive with interest. The policy illustrated uses the following assumptions:

                                                Definition
                                     Death        of Life          Stated                           Target
                    Smoker*         Benefit      Insurance          Death                            Death
Gender    Age       Status           Option         Test           Benefit         Premium         Benefit
------    ---       ------           ------         ----           -------         -------          -------
 Male      50      Nonsmoker           1             GP           1,000,000        $13,000        1,000,000
                   Preferred

Female     50      Nonsmoker
                   Preferred

-------------------
* "Smoker" includes the use of cigarettes, cigars, pipes, chewing tobacco, nicotine chewing gum or patch, snuff or any other tobacco or nicotine-based product.

The target premium for the illustrated policy is $7,995.92 (approximately $8 per $1,000 of stated death benefit). For surrender charge purposes, the target premium for the illustrated policy is $8,885.29 (approximately $9 per $1,000 of stated death benefit).

The tables show how death benefits, account values and net cash surrender values of a hypothetical policy could vary over an extended period of time, assuming the variable division had constant hypothetical gross annual investment returns of 0%, 12%, or 6% over the periods indicated in each table.

Values would differ from those shown in the tables if the annual investment returns were not constant. The amounts shown would differ if we had used two females or two males.

These illustrations assume there is no policy loan.

We illustrate premium payments as if they were made at the beginning of the year. The third column of each table shows what would happen if an amount equal to the assumed premiums earned interest, after taxes, of 5% compounded annually.

The difference between the account value and the cash surrender value in the first nine years of the policy shows the effect of the surrender charge.

The net investment return on your policy is lower than the gross investment return on the variable investment options as a result of the mortality and expense risk charge, the portfolio management fees and portfolio expenses. We show the effect of the net investment return in the amounts for death benefits, account values and cash surrender values.

The tables reflect annual investment management fees of 0.66% of the portfolios' aggregate average daily net assets. This hypothetical rate is a simple average of the investment advisory fees applying to the investment portfolios for the year ending December 31, 1999. We assume other portfolio expenses at the rate of 0.31% of the portfolios' average daily net assets. This is an average of all the portfolios' other expenses for the year ending December 31, 1999 after any expense reimbursements or waivers by investment portfolio managers has been made. The average of all portfolios' total expenses is 0.97%.

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Variable Survivorship                  55

Actual fees vary by portfolio. The portfolio fees and expenses used in the illustrations are the net amounts shown after absorption of fees and expenses by the portfolio's investment manager. Absent such expense reimbursements or waivers, the total average investment management fees, average other portfolio expenses and the average of all portfolios' total expenses used in the illustrations would have been higher (0.71%, 0.47% and 1.18%, respectively). The tables assume that the current expense reimbursement arrangements will continue. However, they may not continue through 2000.

The effect of these portfolio charges and expenses, and mortality and expense risk charges result in a net rate of return of:
     o   (1.71)% on a 0% gross rate of return;
     o   10.20 % on a 12% gross rate of return; and
     o   4.25% on a 6% gross rate of return.

The tables assume that charges have been deducted including deductions for premiums, cost of insurance rider charges, monthly deductions, mortality and expense risk charge, administrative and sales charges. The tables show charges at our current rates which includes a persistency refund. The tables also show charges at the maximum rates we guarantee in our policies. SEE MONTHLY DEDUCTIONS FROM YOUR ACCOUNT VALUE, PAGE 46. The tables reflect that we do not currently charge against the separate account for state or federal taxes. If we charge for the taxes in the future, it will take a higher gross rate of return than the rates shown to produce the same death benefits and account values.

This Variable Survivorship policy is issued only to groups. For this policy, we generally deliver an illustration which shows a single life scheduled premium and risk class representative of the particular group covered by this policy. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value. However, if we are asked to do so, we will provide personal illustrations based on:
     o   the insured people's ages and genders;
     o   standard premium class assumptions;
     o   initial stated death benefit;
     o   the chosen death benefit option;
     o   scheduled premiums consistent with the policy form; and
     o   special features elected on each policy.

At issue, we deliver an individualized illustration showing the scheduled premium you chose and the insured people's actual risk classes. After we issue the policy, if you ask us to, we will give you an illustration of future policy benefits. We base these hypothetical future benefits on both guaranteed and current cost factor assumptions and actual account value.

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Variable Survivorship                  56

PROSPECT:  INSURED PERSON NO. 1'S NAME
MALE 50 NONSMOKER PREFERRED                                  PRESENTED BY:
INSURED PERSON NO. 2'S NAME
FEMALE 50 NONSMOKER PREFERRED
                                  SECURITY LIFE
                      VARIABLE SURVIVORSHIP UNIVERSAL LIFE

STATED DEATH BENEFIT:  $1,000,000     DEATH BENEFIT OPTION 1
                                      ANNUAL PREMIUM:  $13,000.00
                                      GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                  SUMMARY PAGE

                           ASSUMING GUARANTEED CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                           -----------0.00%--------        ---------12.00%---------      -----------6.00%----------
                          PREMIUM                     CASH                            CASH                          CASH
  YEAR    PREMIUMS      ACCUMULATED       ACCOUNT     SURR     DEATH      ACCOUNT     SURR     DEATH     ACCOUNT    SURR     DEATH
                           AT 5%           VALUE     VALUE    BENEFIT      VALUE     VALUE    BENEFIT     VALUE     VALUE   BENEFIT

   1        13000           13650          10645       1760   1000000      11997       3112   1000000      11321     2436   1000000
   2        13000           27983          21035      12150   1000000      25141      16255   1000000      23047    14162   1000000
   3        13000           43032          31159      22273   1000000      39531      30646   1000000      35180    26294   1000000
   4        13000           58833          41002      32116   1000000      55278      46393   1000000      47718    38832   1000000
   5        13000           75425          50548      41663   1000000      72499      63613   1000000      60657    51772   1000000
   6        13000           92846          60054      52945   1000000      91632      84523   1000000      74285    67177   1000000
   7        13000          111138          69220      63888   1000000     112542     107211   1000000      88314    82983   1000000
   8        13000          130345          78027      74473   1000000     135394     131840   1000000     102740    99185   1000000
   9        13000          150513          86455      84678   1000000     160368     158591   1000000     117556   115779   1000000
   10       13000          171688          94480      94480   1000000     187665     187665   1000000     132753   132753   1000000
   15       13000          294547         133632     133632   1000000     382359     382359   1000000     223257   223257   1000000
   20       13000          451350         152615     152615   1000000     700127     700127   1000000     321788   321788   1000000
   25       13000          651475         131749     131749   1000000    1239924    1239924   1326718     418656   418656   1000000
   30       13000          906890          13275      13275   1000000    2139061    2139061   2246014     487315   487315   1000000

 AGE 65     13000          322925         139440     139440   1000000     433828     433828   1000000     242523   242523   1000000



The expense charges and cost of insurance rates will never be greater than those which were used to calculate the above values.

The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results may be different from those shown and will depend on a number of factors, including selected investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

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Variable Survivorship                  57

PROSPECT:  INSURED PERSON NO. 1'S NAME
MALE 50 NONSMOKER PREFERRED                                    PRESENTED BY:
INSURED PERSON NO. 2'S NAME
FEMALE 50 NONSMOKER PREFERRED
                                  SECURITY LIFE
                      VARIABLE SURVIVORSHIP UNIVERSAL LIFE

STATED DEATH BENEFIT:  $1,000,000     DEATH BENEFIT OPTION 1
                                      ANNUAL PREMIUM:  $13,000.00
                                      GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
                Assuming Hypothetical Gross Investment Return of:


                                           -----------0.00%--------        ---------12.00%---------      -----------6.00%----------
                          PREMIUM                     CASH                            CASH                          CASH
  YEAR    PREMIUMS      ACCUMULATED       ACCOUNT     SURR     DEATH      ACCOUNT     SURR     DEATH     ACCOUNT    SURR     DEATH
                           AT 5%           VALUE     VALUE    BENEFIT      VALUE     VALUE    BENEFIT     VALUE     VALUE   BENEFIT

   1        13000           13650          10645       1760   1000000       11997      3112   1000000      11321     2436   1000000
   2        13000           27983          21035      12150   1000000       25141     16255   1000000      23047    14162   1000000
   3        13000           43032          31159      22273   1000000       39531     30646   1000000      35180    26294   1000000
   4        13000           58833          41083      32198   1000000       55363     46478   1000000      47801    38916   1000000
   5        13000           75425          50834      41948   1000000       72808     63923   1000000      60955    52070   1000000
   6        13000           92846          60687      53579   1000000       92337     85229   1000000      74955    67846   1000000
   7        13000          111138          70363      65032   1000000      113852    108521   1000000      89540    84209   1000000
   8        13000          130345          79860      76305   1000000      137551    133997   1000000     104733   101179   1000000
   9        13000          150513          89174      87397   1000000      163653    161876   1000000     120553   118775   1000000
   10       13000          171688          98304      98304   1000000      192399    192399   1000000     137020   137020   1000000
   15       13000          294547         148079     148079   1000000      401626    401626   1000000     240083   240083   1000000
   20       13000          451350         192356     192356   1000000      751046    751046   1000000     368435   368435   1000000
   25       13000          651475         226355     226355   1000000     1336901   1336901   1430485     525830   525830   1000000
   30       13000          906890         240094     240094   1000000     2315939   2315939   2431736     718420   718420   1000000

 AGE 65     13000          322925         157497     157497   1000000     457947     457947   1000000     263630   263630   1000000

The current cost of insurance rates are subject to change. Account values will vary from those illustrated if actual rates differ from those assumed. Current mortality charge rates are based on current mortality experience and are not dependent upon future improvements in underlying mortality.

The hypothetical gross rates of return shown are illustrative only and are not a representation of past or future investment results. Actual investment results and policy charges may be different from those shown and will depend on a number of factors, including the investment allocations and investment experience. No representation is made that these hypothetical gross investment returns can be achieved or sustained over any period of time.

The death benefit, account value and cash surrender value for a policy would be different from those shown if the actual gross annual rates of return averaged 0.00%, 12.00% and 6.00% over a period of years but varied above or below that average during the period. They would also be different if premiums were paid in a different frequency than shown.

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Variable Survivorship                  58

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with one or two asterisks (*/**), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with one asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390. The business address of each person denoted with two asterisks (**) is Security Life of Denver Insurance Company, 9140 Arrowpoint Blvd., Suite 400, Charlotte, North Carolina 28273.


Name and Principal
Business and Address         Position and Offices with Security Life of Denver
--------------------         -------------------------------------------------


Stephen M. Christopher       Chairman, President and Chief Executive Officer

Jess A. Skriletz             Director, Chief Executive Officer and General
                             Manager, ING Reinsurance and ING Institutional
                             Markets

Michael W. Cunningham*       Director, Executive Vice President

Mark A. Tullis*              Director

P. Randall Lowery*           Director

Thomas F. Conroy             President, ING Reinsurance International

Gregory G. McGreevey         President, ING Institutional Markets

Jerome J. Cwiok*             Executive Vice President and Chief Operating
                             Officer

James L. Livingston, Jr.     Executive Vice President, CFO and Chief Actuary

Jeffrey R. Messner           Executive Vice President and Chief Marketing
                             Officer

John R. Barmeyer*            Senior Vice President, ING US Legal Services

Peter Bell                   Senior Vice President, Risk Selection and Medical
                             Director, ING Reinsurance

Wayne D. Bidelman            Senior Vice President, CCRC, ING Reinsurance

R. Thomas Daniel*            Senior Vice President, Marketing

Arnold A. Dicke              Senior Vice President and Chief Actuary, ING
                             Reinsurance

Charles E. LeDoyen**         Senior Vice President, Structured Settlements

Terry L. Morrison            Senior Vice President, New Business Operations

Derek J. Reynolds*           Senior Vice President and Chief Information Officer

Jeffrey W. Seel*             Senior Vice President, Chief Investment Officer

Mark A. Smith                Senior Vice President, Insurance Services

Lawrence D. Taylor           Senior Vice President, Product Management

Gretta Ytterbo*              Senior Vice President, ING US Legal Services

Gary W. Waggoner             Vice President, General Counsel and Corporate
                             Secretary


--------------------------------------------------------------------------------
Variable Survivorship                  59

REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, of our operations and finances to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various federal securities laws and regulations.


LEGAL MATTERS

The legal matters in connection with the policy described in this prospectus have been passed on by the General Counsel of Security Life. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.


LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the policy or to the separate account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the policy, is not engaged in any litigation of any material nature.


EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of the Security Life Separate Account L1 at December 31, 1999, and for each of the three years in the period ended December 31, 1999, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by James L. Livingston, Jr., F.S.A., M.A.A.A., who is Executive Vice President, CFO and Chief Actuary of Security Life. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.


REGISTRATION STATEMENT

We have filed a Registration Statement relating to the separate account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. There is a charge for this material.

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Variable Survivorship                  60

                             INDEX OF SPECIAL TERMS

The following special terms are used in this prospectus. We explain each term on the page(s) listed in the body of this prospectus and in the summary, if applicable:

             Account value.......................................8
             Accumulation unit..................................31
             Accumulation unit value.............................8
             Adjustable term insurance rider....................22
             Base death benefit.................................23
             Beneficiary(ies)...................................23
             Cash surrender value...............................31
             Continuation of coverage...........................30
             Death proceeds.....................................23
             Divisions..........................................18
             Free look period...................................39
             General account....................................18
             Guarantee period...................................26
             Guarantee period annual premium....................26
             Guaranteed interest division.......................18
             Guaranteed minimum death benefit...................26
             Initial premium....................................21
             Investment date....................................21
             Investment options.................................18
             Joint equivalent age...............................18
             Loan division......................................35
             Minimum annual premium.............................21
             Net account value..................................31
             Net amount at risk.................................25
             Net cash surrender value...........................31
             Net premium........................................21
             Partial withdrawal.................................21
             Policy..............................................4
             Policy date........................................19
             Policy loan........................................35
             Portfolios.........................................13
             Scheduled premium..................................20
             Segment............................................26
             Separate account L1................................12
             Special continuation period........................21
             Stated death benefit...............................19
             Surrender target premium...........................49
             Target death benefit...............................27
             Target premium.....................................49
             Total death benefit................................28
             Transaction date...................................32
             Valuation date.....................................31
             Valuation period...................................32
             Variable division..................................18
             Variable investment option.........................12
             Younger insured person's 100th birthday............39


--------------------------------------------------------------------------------
Variable Survivorship                  61

                              FINANCIAL STATEMENTS




The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and start on page 63.

The financial statements included for the Security Life Separate Account L1 at December 31, 1999 and for each of the three years in the period ended December 31, 1999, are prepared in accordance with accounting principles generally accepted in the United States and represent those divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries, as well as the financial statements included for the Security Life Separate Account L1 referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the divisions of Security Life Separate Account L1.


--------------------------------------------------------------------------------
Variable Survivorship                  62

                                    Consolidated Financial Statements

                                    Security Life of Denver
                                    Insurance Company
                                    and Subsidiaries


                                    Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors








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Variable Survivorship                  63

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Financial Statements


                  Years ended December 31, 1999, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors ................................................1

Audited Consolidated Financial Statements

Consolidated Balance Sheets ...................................................2
Consolidated Statements of Income .............................................4
Consolidated Statements of Comprehensive Income................................5
Consolidated Statements of Stockholder's Equity ...............................6
Consolidated Statements of Cash Flows .........................................7
Notes to Consolidated Financial Statements ....................................9



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Variable Survivorship                  64

                         Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1999 and 1998, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP
April 14, 2000



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Variable Survivorship                  65

           Security Life of Denver Insurance Company and Subsidiaries

                           Consolidated Balance Sheets

                             (Dollars in Thousands)



                                                                    DECEMBER 31
                                                                 1999            1998
                                                              ------------ ---------------
ASSETS
Investments (Notes 2 and 3):
   Fixed maturities, at fair value (amortized cost:
     1999--$3,649,485; 1998--$3,383,582)                       $ 3,486,939     $ 3,503,530
   Equity securities, at fair value (cost: 1999--$5,161;
     1998--$6,761)                                                   7,944           8,400
   Mortgage loans on real estate                                 1,006,443         784,108
   Investment real estate, at cost, less accumulated
     depreciation (1999--$561; 1998--$706)                           1,028           1,740
   Policy loans                                                    961,586         925,623
   Other long-term investments                                      37,284          17,671
   Short-term investments                                          186,917             747
                                                              ------------ ---------------
Total investments                                                5,688,141       5,241,819

Cash                                                                48,630          31,644
Accrued investment income                                           78,866          52,440
Reinsurance recoverable:
   Paid benefits                                                    19,738          11,364
   Unpaid benefits                                                  28,060          24,312
Prepaid reinsurance premiums (Note 8)                            3,666,882       3,329,901
Deferred policy acquisition costs (DPAC)                           982,713         778,126
Property and equipment, at cost, less accumulated
   depreciation (1999--$28,522; 1998--$25,981)                      34,704          36,141
Federal income tax recoverable (Note 9)                             27,663               -
Indebtedness from related parties                                   33,220           4,339
Other assets                                                       134,913         113,019
Separate account assets (Note 6)                                   644,975         423,474





                                                              ------------ ---------------
Total assets                                                   $11,388,505     $10,046,579
                                                              ============ ===============



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Variable Survivorship                  66


                                                                                   DECEMBER 31
                                                                            1999                 1998
                                                                    -------------------- --------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Future policy benefits:
     Life and annuity reserves                                               $ 5,313,006          $ 4,857,141
     Guaranteed investment contracts                                           3,885,219            3,210,012
     Policyholders' funds                                                         79,648               81,064
     Advance premiums                                                                192                  272
     Accrued dividends and dividends on deposit                                   21,603               21,268
     Policy and contract claims                                                  155,679              130,100
                                                                    -------------------- --------------------
   Total future policy benefits                                                9,455,347            8,299,857

   Accounts payable and accrued expenses                                         126,857              108,165
   Indebtedness to related parties                                                34,231               13,755
   Long-term debt to related parties (Note 10)                                   100,000              100,000
   Accrued interest on long-term debt to related
     parties (Note 10)                                                            11,098                5,387
   Other liabilities                                                              98,225              109,593
   Federal income taxes payable (Note 9)                                               -                  106
   Deferred federal income taxes (Note 9)                                         18,679               60,062
   Separate account liabilities (Note 6)                                         644,975              423,474
                                                                    -------------------- --------------------
Total liabilities                                                             10,489,412            9,120,399

Commitments and contingencies
   (Notes 8 and 13)

Stockholder's equity (Note 11):
   Common stock, $20,000 par value:
     Authorized--149 shares
     Issued and outstanding--144 shares                                            2,880                2,880
   Additional paid-in capital                                                    345,722              315,722
   Retained earnings                                                             614,785              563,553
   Accumulated other comprehensive income (loss)                                 (64,294)              44,025
                                                                    -------------------- --------------------
Total stockholder's equity                                                       899,093              926,180
                                                                    -------------------- --------------------
Total liabilities and stockholder's equity                                   $11,388,505          $10,046,579
                                                                    ==================== ====================


See accompanying notes.

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Variable Survivorship                  67

           Security Life of Denver Insurance Company and Subsidiaries

                        Consolidated Statements of Income

                             (Dollars in Thousands)



                                                                                YEAR ENDED DECEMBER 31
                                                                         1999             1998             1997
                                                                   ---------------- ---------------- ----------------

Revenues:
   Traditional life insurance premiums                                  $   104,133        $ 120,675       $  122,429
   Universal life and investment product charges                            247,066          229,226          217,108
   Reinsurance premiums assumed                                             526,563          431,267          446,434
                                                                   ---------------- ---------------- ----------------
                                                                            877,762          781,168          785,971
   Reinsurance premiums ceded                                              (147,068)        (143,211)        (124,815)
                                                                   ---------------- ---------------- ----------------
                                                                            730,694          637,957          661,156

   Net investment income                                                    394,167          361,996          340,898
   Net realized gains (losses) on investments                               (39,495)          10,818           28,645
   Other revenues                                                            18,304           11,771            6,743
                                                                   ---------------- ---------------- ----------------
                                                                          1,103,670        1,022,542        1,037,442
Benefits and expenses:
   Benefits:
     Traditional life insurance:
       Death benefits                                                       357,472          239,921          299,305
       Other benefits                                                        72,286           77,209           79,849
     Universal life and investment contracts:
       Interest credited to account balances                                258,167          236,136          217,614
       Death benefits incurred in excess of account
         balances                                                            95,444           63,103           73,260
     Increase in future policy benefits                                      95,511          102,875           72,685
     Reinsurance recoveries                                                (127,238)         (84,506)         (98,376)
     Product conversions                                                      3,701           10,578            7,014
                                                                   ---------------- ---------------- ----------------
                                                                            755,343          645,316          651,351
   Expenses:
     Commissions                                                             81,539           49,569           46,516
     Insurance operating expenses                                            91,172          125,194           89,075
     Amortization of deferred policy acquisition costs                       98,051          105,639          116,495
                                                                   ---------------- ---------------- ----------------
                                                                          1,026,105          925,718          903,437
                                                                   ---------------- ---------------- ----------------

Income before federal income taxes                                           77,565           96,824          134,005
Federal income taxes (Note 9)                                                26,333           34,066           47,019
                                                                   ---------------- ---------------- ----------------
Net income                                                               $   51,232        $  62,758       $   86,986
                                                                   ================ ================ ================


See accompanying notes.


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Variable Survivorship                  68

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Comprehensive Income

                             (Dollars in Thousands)



                                                                                 YEAR ENDED DECEMBER 31
                                                                         1999             1998             1997
                                                                   ---------------- ---------------- ----------------

Net income                                                                $  51,232         $ 62,758         $ 86,986
                                                                   ---------------- ---------------- ----------------

Other comprehensive income:
   Unrealized gains (losses) on securities:
     Net change in unrealized holding gains (losses), net of tax           (150,423)         (11,251)          28,367
     Reclassification adjustment for realized gains
       included in net income, net of tax                                   (32,454)          (5,010)          (4,601)
     Effect on DPAC of unrealized gains and
       losses on fixed maturities, net of tax                                82,098            7,236          (37,522)
     Reclassification effect on DPAC of realized gains
       and losses included in net income, net of tax                         (7,073)           3,075            5,976
   Net change in pension liability, net of tax                                 (467)            (963)               -
                                                                   ---------------- ---------------- ----------------

Total other comprehensive income (loss)                                    (108,319)          (6,913)          (7,780)
                                                                   ---------------- ---------------- ----------------

Comprehensive income (loss)                                               $ (57,087)        $ 55,845         $ 79,206
                                                                   ================ ================ ================


See accompanying notes.


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Variable Survivorship                  69

           Security Life of Denver Insurance Company and Subsidiaries

                 Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)



                                                                              YEAR ENDED DECEMBER 31
                                                                     1999               1998              1997
                                                              ================== ================= ==================

Common stock:
   Balance at beginning and end of year                                 $  2,880          $  2,880           $  2,880
                                                              ================== ================= ==================

Additional paid-in capital:
   Balance at beginning of year                                         $315,722          $315,722           $302,722
   Capital contributions                                                  30,000                 -             13,000
                                                              ------------------ ----------------- ------------------
   Balance at end of year                                               $345,722          $315,722           $315,722
                                                              ================== ================= ==================

Accumulated other comprehensive income (loss):
   Net unrealized gains on investments:
     Balance at beginning of year                                       $ 44,988          $ 50,938           $ 58,718
     Unrealized gains (losses) on securities:
       Change in unrealized gains (losses),
         net of tax                                                     (182,877)          (16,261)            23,766
       Effect on DPAC of unrealized gains and
         losses on fixed maturities, net of tax                           75,025            10,311            (31,546)
                                                              ------------------ ----------------- ------------------
     Balance at end of year                                              (62,864)           44,988             50,938

   Accumulated net pension liability:
     Balance at beginning of year                                           (963)                -                  -
     Net change in pension liability, net of tax                            (467)             (963)                 -
                                                              ------------------ ----------------- ------------------
     Balance at end of year                                               (1,430)             (963)                 -
                                                              ------------------ ----------------- ------------------

Total accumulated other comprehensive
   income (loss)                                                        $(64,294)         $ 44,025           $ 50,938
                                                              ================== ================= ==================

Retained earnings:
   Balance at beginning of year                                         $563,553          $500,795           $413,809
   Net income                                                             51,232            62,758             86,986
                                                              ------------------ ----------------- ------------------
   Balance at end of year                                               $614,785          $563,553           $500,795
                                                              ================== ================= ==================

Total stockholder's equity                                              $899,093          $926,180           $870,335
                                                              ================== ================= ==================


See accompanying notes.


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Variable Survivorship                  70

           Security Life of Denver Insurance Company and Subsidiaries

                      Consolidated Statements of Cash Flows

                             (Dollars in Thousands)



                                                                             YEAR ENDED DECEMBER 31
                                                                  1999               1998                1997
                                                            ----------------- ------------------- -------------------
OPERATING ACTIVITIES

Net income                                                         $   51,232          $   62,758          $   86,986
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Increase in future policy benefits                               624,769             874,765             995,632
     Net (increase) decrease in federal income taxes                  (69,152)             12,061             (12,317)
     Increase in accounts payable and accrued
       expenses                                                         6,088              55,361              21,033
     Increase in accrued interest on long-term debt                     5,711                 259               1,428
     Increase in accrued investment income                            (26,426)             (2,714)             (4,300)
     (Increase) decrease in reinsurance recoverable                   (12,122)             (9,518)              3,733
     Increase in prepaid reinsurance premiums                        (336,981)           (585,038)           (793,851)
     Net realized investment (gains) losses                            39,495             (10,818)            (28,645)
     Depreciation and amortization expense                              2,567               3,174               3,630
     Policy acquisition costs deferred                               (187,214)           (184,993)           (174,374)
     Amortization of deferred policy acquisition
       costs                                                           98,049             105,639             116,495
     Increase in accrual for postretirement benefits                      769                 675                 557
     Other, net                                                        51,980              (7,053)             43,538
                                                            ----------------- ------------------- -------------------
Net cash provided by operating activities                             248,765             314,558             259,545

INVESTING ACTIVITIES
Securities available-for-sale:
   Sales:
     Fixed maturities                                               2,300,734           5,015,989           2,279,598
     Equity securities                                                  2,053               2,251                 648
   Maturities--fixed maturities                                       193,664             274,463             410,632
   Purchases:
     Fixed maturities                                              (2,816,711)         (5,670,994)         (2,919,145)
     Equity securities                                                      -              (2,089)             (2,561)
Sale, maturity or repayment of investments:
   Mortgage loans on real estate                                       47,851              51,235              38,756
   Investment real estate                                               1,109                   -                   -
   Other long-term investments                                         70,790              10,678               2,002


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Variable Survivorship                  71

           Security Life of Denver Insurance Company and Subsidiaries

                             (Dollars in Thousands)



                                                                             YEAR ENDED DECEMBER 31
                                                                  1999               1998                1997
                                                            ----------------- ------------------- -------------------
Investing activities (continued)
Purchase or issuance of investments:
   Mortgage loans on real estate                                    $(271,686)          $(259,945)          $(163,528)
   Investment real estate                                                   -                 (13)                (35)
   Policy loans, net                                                  (35,963)            (50,218)            (80,094)
   Other long-term investments                                        (88,661)            (14,042)             (5,248)
   Short-term investments, net                                       (186,174)             55,115             (48,447)
Additions to property and equipment                                    (1,247)             (1,418)             (2,687)
Disposals of property and equipment                                       147                  68                 145
                                                            ----------------- ------------------- -------------------
Net cash used by investing activities                                (784,094)           (588,920)           (489,964)

Financing activities
(Decrease) increase in indebtedness to related parties                 (8,406)             29,156               5,217
Cash contributions from parent                                         30,000                   -              13,000
Receipts from interest-sensitive products
   credited to policyholder account balances                          829,493             505,728             555,223
Return of policyholder account balances on
   interest-sensitive policies                                       (298,772)           (251,177)           (334,543)
                                                            ----------------- ------------------- -------------------
Net cash provided by financing activities                             552,315             283,707             238,897
                                                            ----------------- ------------------- -------------------

Net increase in cash                                                   16,986               9,345               8,478
Cash at beginning of year                                              31,644              22,299              13,821
                                                            ----------------- ------------------- -------------------
Cash at end of year                                                 $  48,630           $  31,644           $  22,299
                                                            ================= =================== ===================


See accompanying notes.


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Variable Survivorship                  72

           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                                December 31, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York (First ING); First Secured Mortgage Deposit Corporation; Tailored Investment Notes Trust 1999-1 (Trust); and ING America Equities, Inc.

NATURE OF OPERATIONS

Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on three markets, the advanced market, reinsurance to other insurers, and the investment products market. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest-sensitive life, universal life and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company offers financial security to clients through a mix of total risk management and traditional life insurance services. In the investment products market, the Company offers guaranteed investment contracts, funding agreements and Trust notes to institutional buyers.

The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Variable Survivorship                  73

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING CHANGES

During 1998, the Company adopted FASB Statement No. 132, Employers' Disclosures about Pensions and Other Postretirement Benefits, which standardizes the disclosure requirements for pension and other postretirement benefits. This Statement is effective for years beginning after December 15, 1997, with the restatement of disclosures for prior periods provided for comparative purposes, unless prior period information is not readily available.

During 1998, the Company adopted FASB Statement No. 130, Reporting Comprehensive Income, which requires an entity to divide comprehensive income into net income and other comprehensive income in the period recognized. This Statement is effective for fiscal years beginning after December 15, 1997, with the restatement of prior period disclosures for comparative purposes. As a result of implementing this Statement, the Company has classified items of other comprehensive income by their nature in the statements of comprehensive income and the accumulated balance of other comprehensive income in the equity section of the balance sheet. This Statement affects the presentation of the financial statements, with no effect on the valuation of total stockholder's equity.

During 1999, the Company adopted Statement of Position 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. This Statement is effective for fiscal years beginning after December 31, 1998 and requires a liability to be recognized for the future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and premiums written in each state. The Statement also requires that when it is probable a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges, an asset be recognized at the time the liability is recorded. Additional disclosures are also required, including the amount of the liability, the amount of the related asset for premium tax offsets or policy surcharges, the periods over which the assessments are expected to be paid, and the period over which the recorded premium tax offsets or policy surcharges are expected to be realized. Prior period financial statements presented for comparative purposes are not restated. The adoption of this Statement had no effect on the valuation of total stockholder's equity.


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Variable Survivorship                  74

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENDING ACCOUNTING STANDARDS

During 1998, the FASB issued Statement No. 133, Accounting for Derivative Financial Instruments and Hedging Activities, which establishes a new model for accounting and reporting for derivatives and hedging activities. Statement 133 requires all derivatives to be recognized on the balance sheet and measured at fair value. Based on the type of hedging relationship (fair value, cash flow, or foreign currency), Statement 133 requires the recognition of offsetting changes in value or cash flows of both the derivative and the hedged item in earnings in the same period. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in Statement 133 are included in earnings in the period of change. During 1999, the FASB issued Statement 137 which delays the implementation of Statement 133 to years beginning after June 15, 2000. Upon the initial application of Statement 133, all derivatives are required to be recognized in the balance sheet as either assets or liabilities and measured at fair value. The Company plans to adopt this Statement during 2001, and the effect of implementation on the Company's financial statements has not yet been determined.

INVESTMENTS

Investments are presented on the following bases:

         The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase.

         The Company does not hold any securities classified as held-to-maturity or trading securities.

         Debt securities and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, and deferred policy acquisition cost adjustments, reported net of tax as a component of other comprehensive income in stockholder's equity.



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Variable Survivorship                  75

           Security Life of Denver Insurance Company and Subsidiaries

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

         Mortgage loans are carried at the unpaid balances less an allowance for credit losses. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Derivatives hedging fixed maturity assets are reported on the balance sheet at market value with fixed maturity securities. Derivatives hedging liabilities are reported on the balance sheet at amortized cost with other investments.

         Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains on investments. The cost of securities sold is based on the specific identification method.

RECOGNITION OF PREMIUM REVENUES

Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.

DEFERRED POLICY ACQUISITION COSTS

Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance, including reinsurance assumed, universal life insurance (including interest-sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business, have been deferred. Traditional life insurance acquisition costs are being amortized using assumptions consistent with those used in computing policy benefit reserves. The period of amortization is normally over the premium-paying period. In the case of policies with no first-year premium, the period of amortization includes the first year, in addition to the premium-paying period. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.

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Variable Survivorship                  76

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to accumulated other comprehensive income in stockholder's equity.

FUTURE POLICY BENEFITS

Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on Company and industry experience. These assumptions include provisions for adverse deviation and are modified as necessary to reflect anticipated trends. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 3% to 7.5%. Policy benefit claims are charged to expense in the year that the claims are incurred.

Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with revenue. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.

Benefit reserves for universal life-type policies (including fixed premium interest-sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 3.51% to 7.61% during 1999, 3.80% to 7.81% during 1998, and 4.60% to 7.81% during 1997.

Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess heaped expense loads over ultimate renewal expense loads on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.


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Variable Survivorship                  77

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIMS

The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost less accumulated depreciation. Impairment losses are recorded when indicators of impairment are present and the estimated undiscounted cash flows are less than the assets' carrying value. Depreciation for major classes of assets is calculated on a straight-line basis.

PARTICIPATING INSURANCE

The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $5,497,000 and $5,816,000 at December 31, 1999 and 1998, respectively. Participating business approximates
 .2% of the Company's ordinary life insurance in force and 1.5% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is allocated based on the yield of the participating investment portfolio. The amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,424,000, $3,233,000, and $3,377,000 were incurred in 1999, 1998, and 1997, respectively.

FEDERAL INCOME TAXES

Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.

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Variable Survivorship                  78

           Security Life of Denver Insurance Company and Subsidiaries

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH FLOW INFORMATION

Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $2,672,000, $10,121,000, and $10,110,000 for 1999, 1998, and 1997, respectively.

GUARANTY FUND ASSESSMENTS

Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations, generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The guaranty fund assessment liability at December 31, 1999 and 1998 was $17,644,000 and $13,338,000, respectively. The assessment is expected to be paid over the next five or more years. The related premium tax credit offsets are $15,339,000 and $11,891,000 at December 31, 1999 and 1998, respectively. The premium tax credit offsets are expected to be realized over the next five years.

RECLASSIFICATIONS

Certain amounts in the 1997 financial statements have been reclassified to conform to the 1999 and 1998 presentation.











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Variable Survivorship                  79

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS

The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1999 and 1998:


                                                                        DECEMBER 31, 1999
                                              ------------------------------------------------------------------------
                                                      Cost or            Gross              Gross
                                                      amortized         unrealized        unrealized           Fair
                                                        cost              gains             losses             value
                                              ----------------- ------------------ ----------------- -----------------
                                                                      (Dollars in thousands)


Available-for-sale:
   U.S. Treasury securities and obligations
       of U.S. government corporations and
       agencies                                      $   98,354            $    42          $  7,795        $   90,601
   States, municipalities and political
       subdivisions                                      21,412                  -             4,408            17,004
   Public utilities securities                          276,742                272            19,532           257,482
   Debt securities issued by foreign
       governments                                          452                  -                 -               452
   Corporate securities                               1,431,446              4,131            77,293         1,358,284
   Mortgage-backed securities                         1,075,807             24,064            56,493         1,043,378
   Other asset-backed securities                        745,231              7,626            33,635           719,222
   Redeemable preferred stocks                                -                  -                 -                 -
   Derivatives hedging fixed maturities
       (Note 3)                                              41                475                 -               516
                                              ----------------- ------------------ ----------------- -----------------
   Total fixed maturities                             3,649,485             36,610           199,156         3,486,939

   Preferred stocks (nonredeemable)                       2,651                329                24             2,956
   Common stocks                                          2,510              2,573                95             4,988
                                              ----------------- ------------------ ----------------- -----------------
   Total equity securities                                5,161              2,902               119             7,944
                                              ----------------- ------------------ ----------------- -----------------
Total                                                $3,654,646            $39,512          $199,275        $3,494,883
                                              ================= ================== ================= =================


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Variable Survivorship                  80

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)


                                                                        DECEMBER 31, 1998
                                              ---------------------------------------------------------------------
                                                   Cost or            Gross              Gross
                                                  amortized         unrealized        unrealized           Fair
                                                    cost              gains             losses             value
                                              ----------------- ------------------ ----------------- -----------------
                                                                      (Dollars in thousands)


Available-for-sale:
   U.S. Treasury securities and obligations
       of U.S. government corporations and
       agencies                                      $  166,611           $  3,829           $   589        $  169,851
   States, municipalities and political
       subdivisions                                      23,368                959             1,803            22,524
   Public utilities securities                          172,968              4,885               904           176,949
   Debt securities issued by foreign
       governments                                          952                  -                 -               952
   Corporate securities                               1,251,462             46,292            23,512         1,274,242
   Mortgage-backed securities                         1,132,058             75,159             6,922         1,200,295
   Other asset-backed securities                        635,539             19,968             3,578           651,929
   Redeemable preferred stocks                              312                 42                 -               354
   Derivatives hedging fixed maturities
       (Note 3)                                             312              6,434               312             6,434
                                              ----------------- ------------------ ----------------- -----------------
   Total fixed maturities                             3,383,582            157,568            37,620         3,503,530

   Preferred stocks (nonredeemable)                       4,251                  6                52             4,205
   Common stocks                                          2,510              1,780                95             4,195
                                              ----------------- ------------------ ----------------- -----------------
   Total equity securities                                6,761              1,786               147             8,400
                                              ----------------- ------------------ ----------------- -----------------
Total                                                $3,390,343           $159,354           $37,767        $3,511,930
                                              ================= ================== ================= =================







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Variable Survivorship                  81

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

The amortized cost and fair value of investments in fixed maturities at December 31, 1999, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                               AMORTIZED
                                                  COST              FAIR VALUE
                                            --------------- --------------------

Available for sale:
   Due in one year or less                    $       9,637        $       9,174
   Due after one year through five years            247,473              245,401
   Due after five years through ten years           749,169              716,715
   Due after ten years                              822,127              752,532
                                            --------------- --------------------
                                                  1,828,406            1,723,822

Mortgage-backed securities                        1,075,807            1,043,379
Other asset-backed securities                       745,231              719,222
Derivatives                                              41                  516
                                            --------------- --------------------
Total available-for-sale                         $3,649,485           $3,486,939
                                            =============== ====================

Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1999, 1998 and 1997 are summarized as follows (in thousands):


                                                                      DECEMBER 31, 1999
                                                 --------------------------------------------------------------
                                                            Fixed                Equity               Total
                                                 -------------------- -------------------- --------------------

Gross unrealized gains                                      $  36,610               $2,902            $  39,512
Gross unrealized (losses)                                    (199,156)                (119)            (199,275)
                                                 -------------------- -------------------- --------------------
Net unrealized gains (losses)                                (162,546)               2,783             (159,763)
Deferred income tax                                            56,891                 (974)              55,917
                                                 -------------------- -------------------- --------------------
Net unrealized gains (losses) after taxes                    (105,655)               1,809             (103,846)
Less:
   Balance at beginning of year                                77,966                1,065               79,031
                                                 -------------------- -------------------- --------------------
Change in net unrealized gains
   (losses)                                                 $(183,621)              $  744            $(182,877)
                                                 ==================== ==================== ====================


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Variable Survivorship                  82

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)



                                                     DECEMBER 31, 1998
                                       ----------------------------------------
                                          Fixed          Equity         Total
                                       ---------- -------------- --------------

Gross unrealized gains                   $157,568         $1,786       $159,354
Gross unrealized (losses)                 (37,620)          (147)       (37,767)
                                       ---------- -------------- --------------
Net unrealized gains                      119,948          1,639        121,587
Deferred income tax                       (41,982)          (574)       (42,556)
                                       ---------- -------------- --------------
Net unrealized gains after taxes           77,966          1,065         79,031
Less:
   Balance at beginning of year            94,470            822         95,292
                                       ---------- -------------- --------------
Change in net unrealized gains
   (losses)                             $ (16,504)       $   243      $ (16,261)
                                       ========== ============== ==============


                                                     DECEMBER 31, 1997
                                       ----------------------------------------
                                         Fixed           Equity        Total
                                       ---------- -------------- --------------

Gross unrealized gains                   $161,625         $1,513       $163,138
Gross unrealized (losses)                 (16,282)          (248)       (16,530)
                                       ---------- -------------- --------------
Net unrealized gains                      145,343          1,265        146,608
Deferred income tax                       (50,873)          (443)       (51,316)
                                       ---------- -------------- --------------
Net unrealized gains after taxes           94,470            822         95,292
Less:
   Balance at beginning of year            71,237            289         71,526
                                       ---------- -------------- --------------
Change in net unrealized gains
   (losses)                              $ 23,233        $   533      $  23,766
                                       ========== ============== ==============


As part of its overall investment management strategy, the Company has entered into agreements to purchase $140,600,000 in mortgage loans as of December 31, 1999. These agreements were settled during 2000. The Company had no agreements to sell securities at December 31, 1999.


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Variable Survivorship                  83

           Security Life of Denver Insurance Company and Subsidiaries

2. INVESTMENTS (CONTINUED)

Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):


                                         1999           1998            1997
                                   ------------ -------------- ---------------
Fixed maturities                       $288,694       $278,227        $259,936
Mortgage loans on real estate            66,687         47,567          40,908
Policy loans                             60,284         58,016          56,087
Other investments                         2,068          2,911           3,159
                                   ------------ -------------- ---------------
                                        417,733        386,721         360,090
Investment expenses                     (23,566)       (24,725)        (19,192)
                                   ------------ -------------- ---------------
Net investment income                  $394,167       $361,996        $340,898
                                   ============ ============== ===============

Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):


                                         1999           1998            1997
                                   ------------ -------------- ---------------
Fixed maturities                       $(41,679)      $  9,691         $27,717
Equity securities                           142            168             (57)
Real estate and other                     2,042            959             985
                                   ------------ -------------- ---------------
Net realized gains (losses) on
   investments                         $(39,495)       $10,818         $28,645
                                   ============ ============== ===============

During 1999, 1998 and 1997, fixed maturities and marketable equity securities available-for-sale were sold with fair values at the date of sale of $2,300,481,000, $5,018,240,000 and $2,281,886,000, respectively. Gross gains of
$20,117,000, $44,314,000 and $41,017,000 and gross losses of $61,654,000,
$34,455,000 and $13,357,000 were realized on those sales in 1999, 1998 and 1997, respectively.

At December 31, 1999 and 1998, bonds with an amortized cost of $28,755,000 and $29,081,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.



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Variable Survivorship                  84

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING

The Company enters into interest rate and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks, which include the risk of a change in the value, yield, price, cash flows, exchange rates or quantity of, or a degree of exposure with respect to, assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.

Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of the underlying principal amount. Currency swap agreements generally involve the exchange of local and foreign currency payments over the life of the agreements without an exchange of the underlying principal amount. Interest rate cap and interest rate floor agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.

Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.

Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.

Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.

The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.

The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.


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Variable Survivorship                  85

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)

The table below summarizes the Company's interest rate contracts at December 31, 1999 and 1998 (in thousands):


                                                      DECEMBER 31, 1999
                                 ----------------------------------------------
                                 Notional    Amortized       Fair      Balance
                                  amount       cost         value       sheet
                                 ---------- ----------  ----------- -----------


Interest rate contracts:
   Swaps                         $1,340,582    $  (125)     $19,014     $   311
   Swaps--affiliates              1,034,535        125      (18,869)        125
                                 ---------- ----------  ----------- -----------
Total swaps                       2,375,117          -          145         436

   Caps owned                        50,525         80           17          40
   Caps owned--affiliates            20,525        (39)         (17)        (40)
                                 ---------- ----------  ----------- -----------
Total caps owned                     71,050         41            -           -

   Floors owned                      90,500        252          172         332
   Floors owned--affiliates               -          -            -           -
                                 ---------- ----------  ----------- -----------
Total floors owned                   90,500        252          172         332

   Options owned                    302,000      4,000        7,118       4,000
   Options owned--affiliates        277,000     (3,210)      (6,198)     (3,210)
                                 ---------- ----------  ----------- -----------
Total options owned                 579,000        790          920         790
                                 ---------- ----------  ----------- -----------

   Forwards owned                   152,300          -           37           -
   Forwards owned--affiliates       144,300          -          (32)          -
                                 ---------- ----------  ----------- -----------
Total forwards owned                296,600          -            5           -
                                 ---------- ----------  ----------- -----------

Total derivatives                $3,412,267     $1,083     $  1,242      $1,558
                                 ========== ==========  =========== ===========



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Variable Survivorship                  86

           Security Life of Denver Insurance Company and Subsidiaries

3. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)


                                                DECEMBER 31, 1998
                                  ---------------------------------------------
                                    Notional   Amortized      Fair      Balance
                                     amount      cost        value       sheet
                                  ------------ ---------  ---------- ----------


Interest rate contracts:
   Swaps                           $   767,873   $  (155)    $(2,952)   $(2,952)
   Swaps--affiliates                   734,176       155       5,440      5,440
                                  ------------ ---------  ---------- ----------
Total swaps                          1,502,049         -       2,488      2,488

   Caps owned                          560,000       312          11         11
   Caps owned--affiliates                    -         -           -          -
                                  ------------ ---------  ---------- ----------
Total caps owned                       560,000       312          11         11

   Floors owned                        422,485       (72)      3,768      3,768
   Floors owned--affiliates              8,485        72         167        167
                                  ------------ ---------  ---------- ----------
Total floors owned                     430,970         -       3,935      3,935

   Options owned                       418,300     5,268       2,664      2,664
   Options owned--affiliates           418,300    (5,268)     (2,664)    (2,664)
                                  ------------ ---------  ---------- ----------
Total options owned                    836,600         -           -          -
                                  ------------ ---------  ---------- ----------

   Forwards owned                            -         -           -          -
   Forwards owned--affiliates                -         -           -          -
                                  ------------ ---------  ---------- ----------
Total forwards owned                         -         -           -          -
                                  ------------ ---------  ---------- ----------

Total derivatives                   $3,329,619   $   312     $ 6,434    $ 6,434
                                  ============ =========  ========== ==========

4. CONCENTRATIONS OF CREDIT RISK

At December 31, 1999, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $319,122,000. These holdings amounted to 9.1% of the Company's investments in fixed maturity securities and 2.8% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.

At December 31, 1999, the Company's mortgages involved a concentration of properties located in Florida (15.2%), Texas (9.9%), and Georgia (6.2%). The remaining mortgages relate to properties located in 36 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $24,076,000.


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Variable Survivorship                  87

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS

PENSION PLANS AND POSTRETIREMENT BENEFITS

The Company has a qualified noncontributory defined benefit retirement plan covering substantially all employees. In addition, the Company maintains a non-qualified unfunded Supplemental Employees' Retirement Plan (SERP). In addition to providing pension plans, the Company provides certain health care and life insurance benefits for retired employees.

The funded status and the amounts recognized in the balance sheets for the defined benefit plans and other postretirement benefit plans are as follows (in thousands):


                                                                         DECEMBER 31
                                                       1999                                             1998
                                      ------------------------------------------      ------------------------------------------
                                        Qualified                     Post-             Qualified                     Post-
                                          plan          SERP        retirement            plan          SERP        retirement
                                      ------------- ------------- --------------      -------------  -----------  --------------

Projected benefit obligation               $(36,352)     $(11,803)      $ (6,256)          $(38,685)     $(8,320)       $ (8,949)
Less plan assets at fair value               50,495             -              -             47,230            -               -
                                      ------------- ------------- --------------      -------------  -----------  --------------
Plan assets in excess (deficient)
   of projected benefit obligation         $ 14,143      $(11,803)      $ (6,256)          $  8,545      $(8,320)       $ (8,949)
                                      ============= ============= ==============      =============  ===========  ==============

Net asset (liability)                      $  1,200      $ (6,501)      $(12,813)          $  1,240      $(4,918)       $(12,044)
                                      ============= ============= ==============      =============  ===========  ==============

As of December 31, 1999 and 1998, the Company recognized an additional minimum net liability on the SERP of $2,200,000 and $1,482,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability. Prior to 1998, the change in the additional minimum net liability was reported in net income. Beginning in 1998, the change in the additional minimum net liability is recorded net of tax as a component of other comprehensive income directly in stockholder's equity.

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Variable Survivorship                  88

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

The net periodic pension cost, employer contributions, plan participant contributions, and benefits paid for the defined benefit plans are as follows (in thousands):


                                     1999                              1998                              1997
                         -------------------------------- --------------------------------- ---------------------------------
                         Qualified              Post-       Qualified              Post-       Qualified              Post-
                            plan      SERP    retirement       plan      SERP    retirement       plan      SERP   retirement
                         ---------- -------- ------------ ------------ -------- ----------- ------------- -------- -----------

Net periodic pension
   expense                   $   40   $1,971       $1,236         $ 82   $1,109         $893         $607   $1,502        $755
Employer contributions            -      387          467            -      325          218            -      317         198
Plan participants'
   contributions                  -        -           94            -        -           77            -        -          71
Benefits paid                 1,238      387          561          890      325          296          811      317         268

Assumptions used in accounting for the defined benefit plans as of December 31, 1999, 1998, and 1997 were as follows:


                                                1999        1998        1997
                                               -------- ----------- ------------
Weighted-average discount rate                  8.00%      6.75%       7.25%
Rate of increase in compensation level          5.00%      4.00%       4.25%
Expected long-term rate of return on assets     9.25%      9.50%       9.50%

Plan assets of the defined benefit plans at December 31, 1999 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans, money market funds and common stock. Certain of the Qualified Plan's investments are held in the ING-NA Master Trust, which was established in 1998 for the investment of assets of the Plan and several other ING-NA-sponsored retirement plans.

The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 9.5% graded to 5.5% over eight years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1999 by $1,217,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1999 by $235,000. Decreasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1999 by $(981,000)

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Variable Survivorship                  89

           Security Life of Denver Insurance Company and Subsidiaries

5. EMPLOYEE BENEFIT PLANS (CONTINUED)

and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1999 by $(185,000).

The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 8.00% at December 31, 1999, 6.75% at December 31, 1998 and 7.50% at December 31, 1997.

Effective January 1, 2000, the Postretirement Benefit Plan was amended, causing the Company's current year projected benefit obligation to decrease.

401(K) PLAN

The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution plan which is available to substantially all home office employees. Participants may make contributions to the plan through salary reductions up to a maximum of $10,000 for both 1999 and 1998, and $9,500 for 1997. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,423,000 for 1999, $1,343,000 for 1998, and $1,211,000 for 1997.

Plan assets of the Savings Plan at December 31, 1999 are invested in a group deposit administration contract (the Contract) with the Company, various stock funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $28.7 million and $27.8 million at December 31, 1999 and 1998, respectively. Effective January 1, 2000, the Plan was merged into the ING Savings Plan, a defined contribution plan sponsored by the Company's parent.

6. SEPARATE ACCOUNTS

Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policy and contract holders who bear the investment risk. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policy and contract holders, and are excluded from the amounts reported in the consolidated statements of income except for benefits paid in excess of policyholder account values and fees charged for surrender, administration services and mortality risk.


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Variable Survivorship                  90

           Security Life of Denver Insurance Company and Subsidiaries

7. LEASES

In 1997, the Company terminated a significant operating lease agreement relating to electronic data processing equipment due to outsourcing of computer operations. The Company incurred $4,819,000 in lease expense in 1997 related to that agreement prior to termination. The Company does not have any other significant lease obligations. Total rental expense for all equipment leases was approximately $0 for the years ended December 31, 1999 and 1998, and $4,993,000 for the year ended December 31, 1997.

8. REINSURANCE

The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1999, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $3,000,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.

To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion retroceded. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from retrocessionaire insolvencies, the Company evaluates the financial condition of the retrocessionaire and monitors concentrations of credit risk. The use of reinsurance pools with more than 30 retrocessionaires from 10 different countries also minimizes the Company's exposure to significant losses from retrocessionaire insolvencies.

The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. As of December 31, 1999, $3.3 billion of an affiliate's invested assets were held in trust pursuant to these agreements.



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Variable Survivorship                  91

           Security Life of Denver Insurance Company and Subsidiaries

8. REINSURANCE (CONTINUED)

These GIC transactions are summarized as follows (in thousands):


                                                                    1999                           1998
                                                       ------------------------------ -------------------------------
                                                                           Policy                           Policy
                                                          Deposits       liabilities      Deposits       liabilities
                                                      ---------------- --------------- --------------- ----------------

Direct (nonaffiliated)                                      $1,805,434      $3,787,729      $2,773,952       $3,112,460
Assumed from affiliate:
   Life Insurance Company of Georgia                                 -          97,490               -           97,552
                                                      ---------------- --------------- --------------- ----------------
                                                             1,805,434       3,885,219       2,773,952        3,210,012
Ceded to affiliates:
   Columbine Life Insurance Company                           (129,768)              -      (2,547,743)      (2,696,409)
   Life Insurance Company of Georgia                          (683,100)       (663,325)       (225,083)        (512,477)
   First Columbine Life Insurance Company                     (650,300)     (2,888,079)         (1,126)          (1,126)
                                                      ---------------- --------------- --------------- ----------------
Net                                                         $  342,266      $  333,815      $        -       $        -
                                                      ================ =============== =============== ================

Ceded GIC policy liabilities totaling $3,551 and $3,210 million as of December 31, 1999 and 1998, respectively, are classified as part of prepaid reinsurance premiums.

During 1999 and 1998, the Company had ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "financial reinsurance," represent financial arrangements and, in accordance with U.S. GAAP, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers. Financial reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from reinsurers. During 1998, the Company entered into a new financial reinsurance contract with an affiliated company.

9. INCOME TAXES

The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax payable or receivable that the member would have had for the period had it filed a separate return.


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Variable Survivorship                  92

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):


                                                          DECEMBER 31
                                                     1999            1998
                                                ------------- ---------------

Deferred tax liabilities:
   Deferred policy acquisition costs                $(344,540)      $(272,970)
   Unrealized gains/losses                                  -         (42,556)
                                                ------------- ---------------
Total deferred tax liabilities                       (344,540)       (315,526)

Deferred tax assets:
   Benefit reserves and surplus relief                 90,895         102,177
   Tax-basis deferred policy acquisition costs         90,508          83,836
   Investment income                                   22,201          13,712
   Unrealized gains                                    55,917               -
   Nonqualified deferred compensation                  14,181          14,667
   Postretirement employee benefits                     2,542           2,501
   Separate accounts                                   26,961          18,775
   Other, net                                          22,656          19,796
                                                ------------- ---------------
Total deferred tax assets                             325,861         255,464
                                                ------------- ---------------
Net deferred tax liabilities                        $ (18,679)      $ (60,062)
                                                ============= ===============

The components of federal income tax expense consist of the following (in thousands):


                                                 DECEMBER 31
                                     1999             1998             1997
                                 -------------- --------------- ---------------

Current                                 $ 9,399         $24,111         $37,542
Deferred                                 16,934           9,955           9,477
                                 -------------- --------------- ---------------
Federal income tax expense              $26,333         $34,066         $47,019
                                 ============== =============== ===============

The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.

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Variable Survivorship                  93

           Security Life of Denver Insurance Company and Subsidiaries

9. INCOME TAXES (CONTINUED)

The Company had net income tax payments of $28,723,000 during 1999, $18,283,000 during 1998, and $55,468,000 during 1997 for current income tax payments and settlements of prior year returns.

The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the stockholder exceed amounts in the Stockholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.

10. LONG-TERM DEBT

Long-term indebtedness to related parties for $100,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1999. This subordinated note bears interest at a variable rate equal to the prevailing rate for 10-year U.S. Treasury Bonds plus 1/4% adjusted annually.

The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.

The principal and interest is scheduled to be repaid in five annual installments beginning April 15, 2000 and continuing through April 15, 2004, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1999, the Company accrued interest of $11,098,000. Upon receiving approval from the Commissioner of Insurance of the State of Colorado, the Company made a $5,128,000 payment for accrued interest during 1998. The Company recognized interest expense of $5,711,000, $5,387,000, and $5,096,000 for the years ended December 31, 1999, 1998, and 1997, respectively.


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Variable Survivorship                  94

           Security Life of Denver Insurance Company and Subsidiaries

10. LONG-TERM DEBT (CONTINUED)

Future minimum payments, assuming a current effective interest rate of 6.65%, are as follows (in thousands):


                                                TOTAL
YEAR                                           PAYMENTS
----------------------------------------- ------------------

2000                                               $  26,838
2001                                                  26,838
2002                                                  26,838
2003                                                  26,838
2004                                                  26,838
                                          ------------------
Total                                                134,190
Less imputed interest                                (34,190)
                                          ------------------
Principal outstanding                               $100,000
                                          ==================

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES

Security Life and its insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, and from company to company within the state, and may change in the future.

During 1998, the NAIC completed the process of codifying statutory accounting practices ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that Security Life uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. Accordingly, before Codification becomes effective for Security Life, the State of Colorado must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is anticipated that the State of Colorado will adopt Codification.


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Variable Survivorship                  95

           Security Life of Denver Insurance Company and Subsidiaries

11. STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)

Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.

The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1999, the Company exceeded all minimum RBC requirements.

Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $434,983,000 and $386,607,000 at December 31, 1999 and
1998, respectively. Combined net income, determined in accordance with SAP, was $18,635,000, $11,712,000, and $22,261,000 for the years ended December 31, 1999,
1998, and 1997, respectively.

Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1999. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.





--------------------------------------------------------------------------------
Variable Survivorship                  96

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.


















--------------------------------------------------------------------------------
Variable Survivorship                  97

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998 are summarized below (in thousands):


                                                                          DECEMBER 31
                                                          1999                                    1998
                                           ---------------------------------- --- ------------------------------------
                                                  Carrying                               Carrying
                                                  amount          Fair value             amount          Fair value
                                          -----------------------------------    ------------------------------------
ASSETS
Fixed maturities (Note 2)                        $3,486,939        $3,486,939           $3,503,530         $3,503,530
Equity securities (Note 2)                            7,944             7,944                8,400              8,400
Mortgage loans                                    1,006,443           975,436              784,108            832,629
Policy loans                                        961,586           961,586              925,623            925,623
Short-term investments                              186,917           186,917                  747                747
Cash                                                 48,630            48,630               31,644             31,644
Indebtedness from
   related parties                                   33,220            33,220                4,339              4,339
Separate account assets                             644,975           644,975              423,474            423,474

LIABILITIES
Supplemental contracts
   without life contingencies                         3,778             3,778                3,966              3,966
Other policyholder funds left
   on deposit                                       431,706           431,706               98,638             98,638
Individual and group
   annuities, net of reinsurance                    149,089           152,824               87,096             86,007
Indebtedness to related
   parties                                           34,231            34,231               13,755             13,755
Long-term debt to related
   parties                                          100,000           100,000              100,000            100,000
Accrued interest on
   long-term debt to related
   parties                                           11,098            11,098                5,387              5,387
Separate account liabilities                        644,975           644,975              423,474            423,474



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Variable Survivorship                  98

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The carrying values of all other financial instruments approximate their fair values.

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:

    FIXED MATURITIES AND EQUITY SECURITIES: The fair values for fixed maturities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 4.2% and 22.9% over the total portfolio. The fair values of equity securities are based on quoted market prices.

    MORTGAGE LOANS: Estimated market values for commercial real estate loans are generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.

    All residential loans are valued at their outstanding principal balances, which approximate their fair values.

    POLICY LOANS: The carrying amounts reported in the balance sheets for these financial instruments approximate their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS: Fair values for on-balance-sheet derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.



--------------------------------------------------------------------------------
Variable Survivorship                  99

           Security Life of Denver Insurance Company and Subsidiaries

12. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

    OTHER INVESTMENT-TYPE INSURANCE CONTRACTS: The fair values of the Company's deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.

    OFF-BALANCE-SHEET INSTRUMENTS: The Company accepted additional deposits on existing synthetic guaranteed investment contracts in the amounts of $70,000,000 and $66,480,000 in 1999 and 1998, respectively, from trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to these contracts. Such contracts had a value of $471,380,000 and $433,689,000 at December 31, 1999 and 1998, respectively.
    Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 90% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.

    LETTERS OF CREDIT: The Company is the beneficiary of letters of credit totaling $198,726,000 which have a market value to the Company of $0 and two lines of credit totaling $307,902,000 which have a market value to the Company of $0 (see Note 14).

13. COMMITMENTS AND CONTINGENCIES

The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.






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Variable Survivorship                 100

           Security Life of Denver Insurance Company and Subsidiaries

13. COMMITMENTS AND CONTINGENCIES (CONTINUED)

The Company has an accrued liability of $38,000,000 at December 31, 1999 related to certain potential litigation similar to that faced by other major life insurers. This litigation relates to sales practices of interest-sensitive policies. The Company is vigorously defending its position in these cases. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

14. OTHER FINANCING ARRANGEMENTS

The Company has a $167,902,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $140,000,000, also to provide short-term liquidity, which expires July 31, 2000. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. The outstanding borrowings under these agreements were $16,200,000 and $0 at December 31, 1999 and 1998, respectively. The weighted-average balance outstanding of short-term debt was $13.1 million during 1999. The weighted-average interest rate paid on this debt during 1999 was 5.20% (see Note 12).

The Company is the beneficiary of letters of credit totaling $198,726,000 that were established in accordance with the terms of reinsurance agreements. Such letters of credit are unconditional and irrevocable, and provide for automatic renewal for the following year at December 31. The letters were unused during both 1999 and 1998.










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Variable Survivorship                 102









                                   Financial Statements

                                   Security Life Separate Account L1
                                   of Security Life of Denver
                                   Insurance Company


                                   Years ended December 31, 1999, 1998 and 1997 with Report of Independent Auditors













--------------------------------------------------------------------------------
Variable Survivorship                 103

                        Security Life Separate Account L1

                              Financial Statements


                  Years ended December 31, 1999, 1998 and 1997





                                    CONTENTS

Report of Independent Auditors ................................................1

Audited Financial Statements

Statement of Net Assets .......................................................2
Statement of Operations .......................................................9
Statement of Changes in Net Assets ...........................................29
Notes to Financial Statements ................................................49





--------------------------------------------------------------------------------
Variable Survivorship                 104

                         Report of Independent Auditors

Policyholders
Security Life Separate Account L1 of
    Security Life of Denver Insurance Company

We have audited the accompanying statement of net assets of Security Life Separate Account L1 of Security Life of Denver Insurance Company (comprising, respectively, the Neuberger Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth and Partners Divisions) ("NB"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Divisions) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Divisions) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Equity Income, High Yield, Utilities and Small Company Growth Divisions) ("INVESCO"), the Van Eck Worldwide Trust (comprising the Worldwide Hard Assets, Worldwide Bond, Worldwide Emerging Markets and Worldwide Real Estate Divisions) ("Van Eck") and AIM Advisors, Inc. (comprising the Capital Appreciation and Government Securities Divisions) ("AIM")) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1999, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
April 7, 2000


--------------------------------------------------------------------------------
Variable Survivorship                 105

                        Security Life Separate Account L1

                             Statement of Net Assets

                                December 31, 1999



                                   TOTAL
                                    ALL          TOTAL         TOTAL            TOTAL         TOTAL         TOTAL        TOTAL
                                 DIVISIONS        NB           ALGER          FIDELITY       INVESCO       VAN ECK        AIM
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
ASSETS
Investments in mutual funds at
   market value (Note C)          $520,874,988  $53,597,588  $109,451,239     $294,325,533   $44,538,862   $6,258,525   $12,703,241
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
Total assets                       520,874,988   53,597,588   109,451,239      294,325,533    44,538,862    6,258,525    12,703,241
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

LIABILITIES
Due to (from) Security Life of        (427,980)     (99,394)      (63,161)        (120,210)      (99,549)     (45,652)          (14)
   Denver
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------
Total Liabilities                     (427,980)     (99,394)      (63,161)        (120,210)      (99,549)     (45,652)          (14)
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

Net assets                        $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ============= ============ =============  =============== ============= ============ =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)         $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ------------- ------------ -------------  --------------- ------------- ------------ -------------

TOTAL POLICYHOLDER RESERVES       $521,302,968  $53,696,982  $109,514,400     $294,445,743   $44,638,411   $6,304,177   $12,703,255
                                 ============= ============ =============  =============== ============= ============ =============



See accompanying notes.


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Variable Survivorship                 106

                        Security Life Separate Account L1

                                December 31, 1999





                                                                              NB
                                           --------------------------------------------------------------------------
                                                 Total              Limited
                                                   NB            Maturity Bond        Growth           Partners
                                           ------------------ ------------------- --------------- -------------------

ASSETS
Investments in mutual funds at
   market value (Note C)                          $53,597,588         $11,200,520     $13,066,321         $29,330,747
                                           ------------------ ------------------- --------------- -------------------
Total assets                                       53,597,588          11,200,520      13,066,321          29,330,747
                                           ------------------ ------------------- --------------- -------------------

LIABILITIES
Due to (from) Security Life of Denver                 (99,394)               (308)         (9,833)            (89,253)
                                           ------------------ ------------------- --------------- -------------------
Total Liabilities                                     (99,394)               (308)         (9,833)            (89,253)
                                           ------------------ ------------------- --------------- -------------------

Net assets                                        $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ================== =================== =============== ===================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                         $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ------------------ ------------------- --------------- -------------------

TOTAL POLICYHOLDER RESERVES                       $53,696,982         $11,200,828     $13,076,154         $29,420,000
                                           ================== =================== =============== ===================

Number of divisional units outstanding
   (Note G)                                                           889,159.604     434,338.368       1,212,133.448
                                                              =================== =============== ===================

Value per divisional unit                                                  $12.60          $30.11              $24.27
                                                              =================== =============== ===================


See accompanying notes.


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Variable Survivorship                 107

                        Security Life Separate Account L1

                                December 31, 1999





                                                                              ALGER
                                             --------------------------------------------------------------------------------------
                                                                   American         American                            American
                                                  Total             Small            MidCap         American           Leveraged
                                                  Alger         Capitalization       Growth          Growth             AllCap
                                             ---------------- ------------------ --------------- ---------------- -----------------

ASSETS
Investments in mutual funds at
   market value (Note C)                         $109,451,239        $27,748,150     $17,280,636      $41,361,603       $23,060,850
                                             ---------------- ------------------ --------------- ---------------- -----------------
Total assets                                      109,451,239         27,748,150      17,280,636       41,361,603        23,060,850
                                             ---------------- ------------------ --------------- ---------------- -----------------

LIABILITIES
Due to (from) Security Life of Denver                (63,161)           (31,605)         (6,851)         (21,895)           (2,810)
                                             ---------------- ------------------ --------------- ---------------- -----------------
Total Liabilities                                    (63,161)           (31,605)         (6,851)         (21,895)           (2,810)
                                             ---------------- ------------------ --------------- ---------------- -----------------

Net assets                                       $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ================ ================== =============== ================ =================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                        $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ---------------- ------------------ --------------- ---------------- -----------------

TOTAL POLICYHOLDER RESERVES                      $109,514,400        $27,779,755     $17,287,487      $41,383,498       $23,063,660
                                             ================ ================== =============== ================ =================

Number of divisional units outstanding
   (Note G)                                                        1,055,757.484     576,738.314    1,257,371.637       425,281.099
                                                              ================== =============== ================ =================

Value per divisional unit                                                 $26.31          $29.97           $32.91            $54.23
                                                              ================== =============== ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 108

                        Security Life Separate Account L1

                                December 31, 1999




                                                                        FIDELITY
                                     ---------------------------------------------------------------------------------------------
                                         Total         Asset                                            Money
                                       Fidelity       Manager          Growth         Overseas         Market        Index 500
                                     ---------------------------------------------------------------------------------------------

ASSETS
Investments in mutual funds at
   market value (Note C)              $294,325,533     $13,585,360     $58,152,709      $34,884,083    $34,799,038    $152,904,343
                                     ---------------------------------------------------------------------------------------------
Total assets                           294,325,533      13,585,360      58,152,709       34,884,083     34,799,038     152,904,343
                                     ---------------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver    (120,210)         (5,098)         (5,121)        (100,198)          1,630        (11,423)
                                     ---------------------------------------------------------------------------------------------
Total Liabilities                        (120,210)         (5,098)         (5,121)        (100,198)          1,630        (11,423)
                                     ---------------------------------------------------------------------------------------------

Net assets                            $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     =============================================================================================

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)             $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     ---------------------------------------------------------------------------------------------

TOTAL POLICYHOLDER RESERVES           $294,445,743     $13,590,458     $58,157,830      $34,984,281    $34,797,408    $152,915,766
                                     =============================================================================================

Number of divisional units outstanding
   (Note G)                                            722,717.906   1,676,236.646    1,716,617.627  2,763,648.297   4,772,484.597
                                                  ================================================================================

Value per divisional unit                                   $18.80          $34.70           $20.38         $12.59          $32.04
                                                  ================================================================================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 109

                        Security Life Separate Account L1

                                December 31, 1999





                                                                         INVESCO
                                       ---------------------------------------------------------------------------------------------
                                                                                                                           Small
                                            Total           Total         Equity                                          Company
                                           INVESCO         Return         Income       High Yield       Utilities         Growth
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

ASSETS
Investments in mutual funds at
   market value (Note C)                   $44,538,862     $10,386,525    $16,189,342     $9,419,547      $4,140,713      $4,402,735
                                       ---------------  -------------- -------------- -------------- ---------------  --------------
Total assets                                44,538,862      10,386,525     16,189,342      9,419,547       4,140,713       4,402,735
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

LIABILITIES
Due to (from) Security Life of Denver         (99,549)           (125)       (31,211)        (1,130)           (602)        (66,481)
                                       ---------------  -------------- -------------- -------------- ---------------  --------------
Total Liabilities                             (99,549)           (125)       (31,211)        (1,130)           (602)        (66,481)
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

Net assets                                 $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ===============  ============== ============== ============== ===============  ==============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                  $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ---------------  -------------- -------------- -------------- ---------------  --------------

TOTAL POLICYHOLDER RESERVES                $44,638,411     $10,386,650    $16,220,553     $9,420,677      $4,141,315      $4,469,216
                                       ===============  ============== ============== ============== ===============  ==============

Number of divisional units outstanding
   (Note G)                                                602,187.614    621,047.937    536,863.946     189,409.984     212,503.210
                                                        ============== ============== ============== ===============  ==============

Value per divisional unit                                       $17.25         $26.12         $17.55          $21.86          $21.03
                                                        ============== ============== ============== ===============  ==============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 110

                        Security Life Separate Account L1

                                December 31, 1999





                                                                            VAN ECK
                                            ---------------------------------------------------------------------------------
                                                                Worldwide                       Worldwide        Worldwide
                                                 Total            Hard          Worldwide        Emerging          Real
                                                Van Eck          Assets           Bond           Markets          Estate
                                            ---------------- --------------- ---------------  --------------  ---------------

ASSETS
Investments in mutual funds at
   market value (Note C)                          $6,258,525      $2,305,855        $335,746      $3,067,087         $549,837
                                            ---------------- --------------- ---------------  --------------  ---------------
Total assets                                       6,258,525       2,305,855         335,746       3,067,087          549,837
                                            ---------------- --------------- ---------------  --------------  ---------------

LIABILITIES
Due to (from) Security Life of Denver               (45,652)           (223)           1,543        (46,972)                -
                                            ---------------- --------------- ---------------  --------------  ---------------
Total Liabilities                                   (45,652)           (223)           1,543        (46,972)                -
                                            ---------------- --------------- ---------------  --------------  ---------------

Net assets                                        $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ================ =============== ===============  ==============  ===============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                         $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ---------------- --------------- ---------------  --------------  ---------------

TOTAL POLICYHOLDER RESERVES                       $6,304,177      $2,306,078        $334,203      $3,114,059         $549,837
                                            ================ =============== ===============  ==============  ===============

Number of divisional units outstanding
   (Note G)                                                      236,972.429      33,114.078     228,819.195       64,967.173
                                                             =============== ===============  ==============  ===============

Value per divisional unit                                              $9.73          $10.09          $13.61            $8.46
                                                             =============== ===============  ==============  ===============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 111

                        Security Life Separate Account L1

                                December 31, 1999





                                                         AIM
                                         ---------------------------------------
                                             Total      Capital       Government
                                              AIM     Appreciation    Securities
                                         ------------ ------------ -------------

ASSETS
Investments in mutual funds at
   market value (Note C)                  $12,703,241   $5,308,909    $7,394,332
                                         ------------ ------------ -------------
Total assets                               12,703,241    5,308,909     7,394,332
                                         ------------ ------------ -------------

LIABILITIES
Due to (from) Security Life of Denver            (14)         (13)           (1)
                                         ------------ ------------ -------------
Total Liabilities                                (14)         (13)           (1)
                                         ------------ ------------ -------------

Net assets                                $12,703,255   $5,308,922    $7,394,333
                                         ============ ============ =============

POLICYHOLDER RESERVES
Reserves attributable to the
   policyholders (Note B)                 $12,703,255   $5,308,922    $7,394,333
                                         ------------ ------------ -------------

TOTAL POLICYHOLDER RESERVES               $12,703,255   $5,308,922    $7,394,333
                                         ============ ============ =============

Number of divisional units outstanding
   (Note G)                                            323,846.032   715,905.149
                                                      ============ =============

Value per divisional unit                                   $16.39        $10.33
                                                      ============ =============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 112

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1999



                                         Total
                                          All          Total          Total         Total          Total         Total        Total
                                       Divisions        NB            Alger       Fidelity        INVESCO       Van Eck        AIM
                                     ------------- -------------  ------------- -------------  ------------- -----------------------

INVESTMENT INCOME
Dividends from mutual funds            $18,884,169    $2,123,919    $ 7,325,481   $ 7,908,482     $1,183,695 $   30,826      311,766
Less valuation period deductions
    (Note B)                             2,908,885       371,218        557,411     1,629,301        272,130     27,814       51,011
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------
Net investment income (loss)            15,975,284     1,752,701      6,768,070     6,279,181        911,565      3,012      260,755
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                         18,191,446       557,950      5,023,269    11,358,812      1,094,239     73,144       84,032
Net unrealized gains (losses) on
    investments                         55,998,041     3,797,732     17,500,945    30,152,442      2,135,798  1,374,192    1,036,932
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------
Net realized and unrealized gains
    (losses) on investments             74,189,487     4,355,682     22,524,214    41,511,254      3,230,037  1,447,336    1,120,964
                                     ------------- -------------  ------------- -------------  ------------- ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS          $90,164,771    $6,108,383    $29,292,284   $47,790,435     $4,141,602 $1,450,348   $1,381,719
                                     ============= =============  ============= =============  ============= ==========  ===========



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 113

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                              NB
                                                  ---------------------------------------------------------------------
                                                        Total            Limited
                                                         NB           Maturity Bond           Growth           Partners
                                                  ---------------------------------  ----------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds                          $2,123,919            $911,596        $  453,085        $  759,238
Less valuation period deductions
    (Note B)                                            371,218             108,699            70,308           192,211
                                                  ---------------------------------  ----------------  ----------------
Net investment income (loss)                          1,752,701             802,897           382,777           567,027
                                                  ---------------------------------  ----------------  ----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                         557,950           (293,615)           318,964           532,601
Net unrealized gains (losses) on
    investments                                       3,797,732           (423,477)         3,714,218           506,991
                                                  ---------------------------------  ----------------  ----------------
Net realized and unrealized gains
    (losses) on investments                           4,355,682           (717,092)         4,033,182         1,039,592
                                                  ---------------------------------  ----------------  ----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        $6,108,383            $ 85,805        $4,415,959        $1,606,619
                                                  =================================  ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 114

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            ALGER
                                          -----------------------------------------------------------------------------------------
                                                               American           American                            American
                                               Total             Small             MidCap           American          Leveraged
                                               Alger        Capitalization         Growth            Growth            AllCap
                                          --------------- ------------------- ----------------  ----------------  -----------------

INVESTMENT INCOME
Dividends from mutual funds                   $ 7,325,481          $2,200,048       $1,636,538        $2,764,203         $  724,692
Less valuation period deductions
    (Note B)                                      557,411             141,734           88,955           233,373             93,349
                                          --------------- ------------------- ----------------  ----------------  -----------------
Net investment income (loss)                    6,768,070           2,058,314        1,547,583         2,530,830            631,343
                                          --------------- ------------------- ----------------  ----------------  -----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                 5,023,269              94,825          322,974         2,007,625          2,597,845
Net unrealized gains (losses) on
    investments                                17,500,945           5,993,398        2,015,333         4,584,649          4,907,565
                                          --------------- ------------------- ----------------  ----------------  -----------------
Net realized and unrealized gains
    (losses) on investments                    22,524,214           6,088,223        2,338,307         6,592,274          7,505,410
                                          --------------- ------------------- ----------------  ----------------  -----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 $29,292,284          $8,146,537       $3,885,890        $9,123,104         $8,136,753
                                          =============== =================== ================  ================  =================



See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 115

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                        FIDELITY
                                     ---------------------------------------------------------------------------------------------
                                          Total           Asset                                          Money
                                        Fidelity         Manager        Growth          Overseas        Market        Index 500
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds              $ 7,908,482     $  798,528     $ 3,508,501      $  820,014      $1,277,704    $ 1,503,735
Less valuation period deductions
    (Note B)                               1,629,301         83,646         308,868         188,207         188,211        860,369
                                     ---------------  ------------- ---------------  -------------- --------------- --------------
Net investment income (loss)               6,279,181        714,882       3,199,633         631,807       1,089,493        643,366
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                           11,358,812        122,474       7,459,882         553,230               -      3,223,226
Net unrealized gains (losses) on
    investments                           30,152,442        316,538       3,509,953       8,740,414               -     17,585,537
                                     ---------------  ------------- ---------------  -------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments               41,511,254        439,012      10,969,835       9,293,644               -     20,808,763
                                     ---------------  ------------- ---------------  -------------- --------------- --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS            $47,790,435     $1,153,894     $14,169,468      $9,925,451      $1,089,493    $21,452,129
                                     ===============  ============= ===============  ============== =============== ==============



See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 116

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                                         INVESCO
                                     -----------------------------------------------------------------------------------------------
                                          Total           Total          Equity                                     Small Company
                                         INVESCO         Return          Income      High Yield      Utilities          Growth
                                     --------------- --------------- --------------- -------------  ------------- ------------------

INVESTMENT INCOME
Dividends from mutual funds               $1,183,695      $  276,071      $  252,055      $618,531       $ 37,038         $        -
Less valuation period deductions
    (Note B)                                 272,130          71,255          97,430        65,338         23,769             14,338
                                     --------------- --------------- --------------- -------------  ------------- ------------------
Net investment income (loss)                 911,565         204,816         154,625       553,193         13,269           (14,338)
                                     --------------- --------------- --------------- -------------  ------------- ------------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            1,094,239         286,623         506,767     (241,611)        304,911            237,549
Net unrealized gains (losses) on
    investments                            2,135,798       (923,083)         965,264       379,005        179,598          1,535,014
                                     --------------- --------------- --------------- -------------  ------------- ------------------
Net realized and unrealized gains
    (losses) on investments                3,230,037       (636,460)       1,472,031       137,394        484,509          1,772,563
                                     --------------- --------------- --------------- -------------  ------------- ------------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS             $4,141,602      $(431,644)      $1,626,656      $690,587       $497,778         $1,758,225
                                     =============== =============== =============== =============  ============= ==================



See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 117

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            VAN ECK
                                           ----------------------------------------------------------------------------------
                                                                                               Worldwide
                                                Total         Worldwide        Worldwide        Emerging        Worldwide
                                               Van Eck       Hard Assets         Bond           Markets        Real Estate
                                           --------------- ---------------  --------------- ---------------- ----------------

INVESTMENT INCOME
Dividends from mutual funds                     $   30,826        $ 16,585        $  12,446                -        $   1,795
Less valuation period deductions
    (Note B)                                        27,814          12,646            2,550           10,886            1,732
                                           --------------- ---------------  --------------- ---------------- ----------------
Net investment income (loss)                         3,012           3,939            9,896         (10,886)               63
                                           --------------- ---------------  --------------- ---------------- ----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                     73,144       (313,009)         (25,853)          410,384            1,622
Net unrealized gains (losses) on
    investments                                  1,374,192         592,123          (9,920)          809,962         (17,973)
                                           --------------- ---------------  --------------- ---------------- ----------------
Net realized and unrealized gains
    (losses) on investments                      1,447,336         279,114         (35,773)        1,220,346         (16,351)
                                           --------------- ---------------  --------------- ---------------- ----------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                   $1,450,348        $283,053        $(25,877)       $1,209,460        $(16,288)
                                           =============== ===============  =============== ================ ================



See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 118

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                          AIM
                                        --------------------------------------

                                          Total       Capital      Government
                                           AIM     Appreciation    Securities
                                        ---------- ------------ --------------

INVESTMENT INCOME
Dividends from mutual funds             $  311,766   $  113,467      $ 198,299
Less valuation period deductions
    (Note B)                                51,011       19,289         31,722
                                        ---------- ------------ --------------
Net investment income (loss)               260,755       94,178        166,577
                                        ---------- ------------ --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                             84,032       92,256        (8,224)
Net unrealized gains (losses) on
    investments                          1,036,932    1,257,369      (220,437)
                                        ---------- ------------ --------------
Net realized and unrealized gains
    (losses) on investments              1,120,964    1,349,625      (228,661)
                                        ---------- ------------ --------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS           $1,381,719   $1,443,803      $(62,084)
                                        ========== ============ ==============


See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 119

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1998



                                        TOTAL
                                         ALL         TOTAL         TOTAL         TOTAL           TOTAL        TOTAL        TOTAL
                                      DIVISIONS        NB          ALGER        FIDELITY        INVESCO      VAN ECK        AIM
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

INVESTMENT INCOME
Dividends from mutual funds            $17,747,833   $4,273,690   $ 4,617,072    $ 6,943,854    $1,625,860     $ 189,620    $ 97,737
Less valuation period deductions
   (Note B)                              1,740,661      291,487       290,412        971,160       162,321        11,393      13,888
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------
Net investment income (loss)            16,007,172    3,982,203     4,326,660      5,972,694     1,463,539       178,227      83,849
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                           8,536,274      347,823     1,685,294      6,403,348       355,780      (260,570)      4,599
Net unrealized gains (losses) on
   investments                          18,766,977   (2,323,636)    5,825,800     15,230,082       248,681      (368,037)    154,087
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------
Net realized and unrealized gains
   (losses) on investments              27,303,251   (1,975,813)    7,511,094     21,633,430       604,461      (628,607)    158,686
                                    -------------- ------------ ------------- -------------- -------------  ------------ -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $43,310,423   $2,006,390   $11,837,754    $27,606,124    $2,068,000     $(450,380)   $242,535
                                    ============== ============ ============= ============== =============  ============ ===========



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 120

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                              NB
                                        --------------------------------------------------------------------------------
                                             Total          Limited                         Government
                                              NB           Maturity         Growth           Income         Partners
                                                             Bond
                                        --------------- --------------- ---------------  --------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                  $4,273,690        $409,268      $1,579,109         $136,565      $2,148,748
Less valuation period deductions
   (Note B)                                     291,487          87,183          52,660            3,213         148,431
                                        --------------- --------------- ---------------  --------------- ---------------
Net investment income (loss)                  3,982,203         322,085       1,526,449          133,352       2,000,317
                                        --------------- --------------- ---------------  --------------- ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                                  347,823          10,003        (264,148)         (53,894)        655,862
Net unrealized gains (losses) on
   investments                               (2,323,636)         59,369         (81,576)         (60,954)     (2,240,475)
                                        --------------- --------------- ---------------  --------------- ---------------
Net realized and unrealized gains
   (losses) on investments                   (1,975,813)         69,372        (345,724)        (114,848)     (1,584,613)
                                        --------------- --------------- ---------------  --------------- ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS          $2,006,390        $391,457      $1,180,725         $ 18,504      $  415,704
                                        =============== =============== ===============  =============== ===============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 121

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           ALGER
                                        ------------------------------------------------------------------------------------
                                                             American          American                         American
                                             Total             Small            MidCap          American        Leveraged
                                             Alger        Capitalization        Growth           Growth          AllCap
                                        ---------------- -----------------  --------------- ---------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                  $ 4,617,072        $1,681,373       $  593,045       $2,196,712      $  145,942
Less valuation period deductions
   (Note B)                                      290,412            95,588           53,316          113,376          28,132
                                        ---------------- -----------------  --------------- ---------------- ---------------
Net investment income (loss)                   4,326,660         1,585,785          539,729        2,083,336         117,810
                                        ---------------- -----------------  --------------- ---------------- ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                                 1,685,294           186,963          316,932          915,872         265,527
Net unrealized gains (losses) on
   investments                                 5,825,800           166,990        1,022,340        3,099,428       1,537,042
                                        ---------------- -----------------  --------------- ---------------- ---------------
Net realized and unrealized gains
   (losses) on investments                     7,511,094           353,953        1,339,272        4,015,300       1,802,569
                                        ---------------- -----------------  --------------- ---------------- ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM                     $11,837,754        $1,939,738       $1,879,001       $6,098,636      $1,920,379
OPERATIONS
                                        ================ =================  =============== ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 122

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                        FIDELITY
                                    ---------------------------------------------------------------------------------------
                                        Total          Asset                                      Money
                                       Fidelity       Manager        Growth        Overseas       Market       Index 500
                                    -------------- -------------- ------------- -------------- ------------ ---------------

INVESTMENT INCOME
Dividends from mutual funds            $ 6,943,854     $  808,986    $2,663,618     $1,015,626     $830,137     $ 1,625,487
Less valuation period deductions
   (Note B)                                971,160         63,669       183,002        129,504      116,932         478,053
                                    -------------- -------------- ------------- -------------- ------------ ---------------
Net investment income (loss)             5,972,694        745,317     2,480,616        886,122      713,205       1,147,434
                                    -------------- -------------- ------------- -------------- ------------ ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                           6,403,348         20,247     1,534,000        298,379            -       4,550,722
Net unrealized gains (losses) on
   investments                          15,230,082        315,702     4,444,805        707,398            -       9,762,177
                                    -------------- -------------- ------------- -------------- ------------ ---------------
Net realized and unrealized gains
   (losses) on investments              21,633,430        335,949     5,978,805      1,005,777            -      14,312,899
                                    -------------- -------------- ------------- -------------- ------------ ---------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS    $27,606,124     $1,081,266    $8,459,421     $1,891,899     $713,205     $15,460,333
                                    ============== ============== ============= ============== ============ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 123

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         INVESCO
                                   -------------------------------------------------------------------------------------------
                                        Total           Total         Equity                                   Small Company
                                       INVESCO          Return        Income      High Yield     Utilities         Growth
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

INVESTMENT INCOME
Dividends from mutual funds              $1,625,860       $312,534   $  514,174       $769,805      $ 29,058           $   289
Less valuation period deductions
   (Note B)                                 162,321         40,898       60,678         49,140        10,730               875
                                   ---------------- -------------- ------------ -------------- -------------  ----------------
Net investment income (loss)              1,463,539        271,636      453,496        720,665        18,328              (586)
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                              355,780        136,473      342,342       (151,382)       35,245            (6,898)
Net unrealized gains (losses) on
   investments                              248,681         73,689      359,519       (541,125)      282,500            74,098
                                   ---------------- -------------- ------------ -------------- -------------  ----------------
Net realized and unrealized gains
   (losses) on investments                  604,461        210,162      701,861       (692,507)      317,745            67,200
                                   ---------------- -------------- ------------ -------------- -------------  ----------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS      $2,068,000       $481,798   $1,155,357       $ 28,158      $336,073           $66,614
                                   ================ ============== ============ ============== =============  ================


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 124

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         VAN ECK
                                    ---------------------------------------------------------------------------------------------
                                                                        Worldwide                      Worldwide       Worldwide
                                          Total         Worldwide         Hard         Worldwide        Emerging        Real
                                         Van Eck         Balanced        Assets           Bond          Markets        Estate
                                    ----------------- -------------- --------------- --------------  -------------- -------------

INVESTMENT INCOME
Dividends from mutual funds                 $ 189,620        $45,674       $ 143,946         $    -        $      -       $     -
Less valuation period deductions
   (Note B)                                    11,393          1,050           8,170            212           1,736           225
                                    ----------------- -------------- --------------- --------------  -------------- -------------
Net investment income (loss)                  178,227         44,624         135,776           (212)         (1,736)         (225)
                                    ----------------- -------------- --------------- --------------  -------------- -------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                               (260,570)         4,682        (162,110)           130        (101,436)       (1,836)
Net unrealized gains (losses) on
   investments                               (368,037)       (23,403)       (395,698)         3,953          47,140           (29)
                                    ----------------- -------------- --------------- --------------  -------------- -------------
Net realized and unrealized gains
   (losses) on investments                   (628,607)       (18,721)       (557,808)         4,083         (54,296)       (1,865)
                                    ----------------- -------------- --------------- --------------  -------------- -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS         $(450,380)       $25,903       $(422,032)        $3,871        $(56,032)      $(2,090)
                                    ================= ============== =============== ==============  ============== =============



See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 125

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                           AIM
                                       -----------------------------------------
                                          Total         Capital       Government
                                           AIM       Appreciation     Securities
                                       ------------  -------------  ------------

INVESTMENT INCOME
Dividends from mutual funds            $  97,737       $  27,109       $  70,628
Less valuation period deductions
   (Note B)                               13,888           3,056          10,832
                                       ---------  --------------  --------------
Net investment income (loss)              83,849          24,053          59,796
                                       ---------  --------------  --------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
   investments                             4,599          (3,315)          7,914
Net unrealized gains (losses) on
   investments                           154,087         119,225          34,862
                                       ---------  --------------  --------------
Net realized and unrealized gains
   (losses) on investments               158,686         115,910          42,776
                                       ---------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS     $242,535        $139,963        $102,572
                                       =========  ==============  ==============


  See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 126

                        Security Life Separate Account L1

                             Statement of Operations

                          Year Ended December 31, 1997



                                          Total
                                           All            Total         Total            Total           Total          Total
                                        Divisions          NB           Alger          Fidelity         INVESCO        Van Eck
                                      --------------  ------------- --------------  --------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds              $ 4,158,702     $  678,740     $  323,895       $2,094,346      $1,039,818        $21,903
Less valuation period deductions
    (Note B)                                 813,630        135,310        141,930          461,022          67,625          7,743
                                      --------------  ------------- --------------  --------------- --------------- --------------
Net investment income (loss)               3,345,072        543,430        181,965        1,633,324         972,193         14,160
                                      --------------  ------------- --------------  --------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                            3,199,375        406,286        894,818        1,320,426         523,956         53,889
Net unrealized gains (losses) on
    investments                           10,643,150      2,273,595      1,647,989        6,476,412         298,662        (53,508)
                                      --------------  ------------- --------------  --------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments               13,842,525      2,679,881      2,542,807        7,796,838         822,618            381
                                      --------------  ------------- --------------  --------------- --------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS     $17,187,597     $3,223,311     $2,724,772       $9,430,162      $1,794,811        $14,541
                                      ==============  ============= ==============  =============== =============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 127

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                              NB
                                          ------------------------------------------------------------------------------------
                                               Total            Limited                          Government
                                                NB           Maturity Bond        Growth           Income         Partners
                                          --------------- ------------------- --------------  ---------------- ---------------

INVESTMENT INCOME
Dividends from mutual funds                    $  678,740            $156,667       $183,497          $ 72,086      $  266,490
Less valuation period deductions
    (Note B)                                      135,310              33,725         24,959            10,366          66,260
                                          --------------- ------------------- --------------  ---------------- ---------------
Net investment income (loss)                      543,430             122,942        158,538            61,720         200,230
                                          --------------- ------------------- --------------  ---------------- ---------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   406,286             (20,056)        14,997            25,762         385,583
Net unrealized gains (losses) on
    investments                                 2,273,595             159,151        533,906            26,882       1,553,656
                                          --------------- ------------------- --------------  ---------------- ---------------
Net realized and unrealized gains
    (losses) on investments                     2,679,881             139,095        548,903            52,644       1,939,239
                                          --------------- ------------------- --------------  ---------------- ---------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $3,223,311            $262,037       $707,441          $114,364      $2,139,469
                                          =============== =================== ==============  ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 128

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                            ALGER
                                           -----------------------------------------------------------------------------------
                                                               American         American                         American
                                               Total            Small            MidCap         American         Leveraged
                                               Alger        Capitalization       Growth          Growth           AllCap
                                           -------------- ------------------ -------------- ---------------- -----------------

INVESTMENT INCOME
Dividends from mutual funds                    $  323,895           $218,789       $ 55,945       $   49,161          $      -
Less valuation period deductions
    (Note B)                                      141,930             51,004         28,138           48,785            14,003
                                           -------------- ------------------ -------------- ---------------- -----------------
Net investment income (loss)                      181,965            167,785         27,807              376           (14,003)
                                           -------------- ------------------ -------------- ---------------- -----------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   894,818            114,651        228,363          237,727           314,077
Net unrealized gains (losses) on
    investments                                 1,647,989            483,518        246,489          970,056           (52,074)
                                           -------------- ------------------ -------------- ---------------- -----------------
Net realized and unrealized gains
    (losses) on investments                     2,542,807            598,169        474,852        1,207,783           262,003
                                           -------------- ------------------ -------------- ---------------- -----------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $2,724,772           $765,954       $502,659       $1,208,159          $248,000
                                           ============== ================== ============== ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 129

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                        FIDELITY
                                     -------------------------------------------------------------------------------------
                                         Total         Asset                                       Money
                                       Fidelity       Manager        Growth       Overseas        Market       Index 500
                                     ------------- -------------  ------------- -------------  ------------- -------------

INVESTMENT INCOME
Dividends from mutual funds             $2,094,346      $204,696     $  274,868      $451,874       $764,538    $  398,370
Less valuation period deductions
    (Note B)                               461,022        27,097         91,298        60,714        107,253       174,660
                                     ------------- -------------  ------------- -------------  ------------- -------------
Net investment income (loss)             1,633,324       177,599        183,570       391,160        657,285       223,710
                                     ------------- -------------  ------------- -------------  ------------- -------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          1,320,426        33,000        662,436       332,544              -       292,446
Net unrealized gains (losses) on
    investments                          6,476,412       350,408      1,347,793      (305,456)             -     5,083,667
                                     ------------- -------------  ------------- -------------  ------------- -------------
Net realized and unrealized gains
    (losses) on investments              7,796,838       383,408      2,010,229        27,088              -     5,376,113
                                     ------------- -------------  ------------- -------------  ------------- -------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $9,430,162      $561,007     $2,193,799      $418,248       $657,285    $5,599,823
                                     ============= =============  ============= =============  ============= =============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 130

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                           INVESCO
                                          -------------------------------------------------------------------------------
                                               Total           Total           Equity
                                              INVESCO         Return           Income        High Yield      Utilities
                                          --------------- ---------------  --------------- --------------- --------------

INVESTMENT INCOME
Dividends from mutual funds                    $1,039,818        $ 76,461         $417,376        $519,369       $ 26,612
Less valuation period deductions
    (Note B)                                       67,625          12,921           27,525          23,478          3,701
                                          --------------- ---------------  --------------- --------------- --------------
Net investment income (loss)                      972,193          63,540          389,851         495,891         22,911
                                          --------------- ---------------  --------------- --------------- --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                                   523,956          46,241          116,951         269,799         90,965
Net unrealized gains (losses) on
    investments                                   298,662         203,429          324,767        (253,231)        23,697
                                          --------------- ---------------  --------------- --------------- --------------
Net realized and unrealized gains
    (losses) on investments                       822,618         249,670          441,718          16,568        114,662
                                          --------------- ---------------  --------------- --------------- --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS           $1,794,811        $313,210         $831,569        $512,459       $137,573
                                          =============== ===============  =============== =============== ==============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 131

                        Security Life Separate Account L1

                          Year Ended December 31, 1997



                                                  VAN ECK
                                      ---------------------------------------

                                         Total     Worldwide       Worldwide
                                       Van Eck     Balanced      Hard Assets
                                      ---------  ------------  --------------

INVESTMENT INCOME
Dividends from mutual funds             $21,903      $  9,006        $ 12,897
Less valuation period deductions
    (Note B)                              7,743         3,329           4,414
                                      ---------  ------------  --------------
Net investment income (loss)             14,160         5,677           8,483
                                      ---------  ------------  --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
    investments                          53,889        37,785          16,104
Net unrealized gains (losses) on
    investments                         (53,508)        4,122         (57,630)
                                      ---------  ------------  --------------
Net realized and unrealized gains
    (losses) on investments                 381        41,907         (41,526)
                                      ---------  ------------  --------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS    $14,541       $47,584        $(33,043)
                                      =========  ============  ==============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 132

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999



                                     Total
                                      All            Total         Total         Total          Total       Total          Total
                                   Divisions           NB          Alger        Fidelity       INVESCO     Van Eck          AIM
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)      $15,975,284     $ 1,752,701   $  6,768,070  $  6,279,181   $   911,565  $    3,012    $   260,755
Net realized gains (losses) on
  investments                       18,191,446        557,950      5,023,269    11,358,812     1,094,239      73,144         84,032
Net unrealized gains (losses) on
  investments                       55,998,041      3,797,732     17,500,945    30,152,442     2,135,798   1,374,192      1,036,932
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------
Increase in net assets from
  operations                        90,164,771      6,108,383     29,292,284    47,790,435     4,141,602   1,450,348      1,381,719
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

CHANGES FROM PRINCIPAL
  TRANSACTIONS
Net premiums                       162,042,407      9,691,552     19,246,531   115,810,413    12,770,723   1,311,620      3,211,568
Cost of insurance and
  administrative charges           (20,649,015)    (2,172,531)    (3,837,369)  (11,622,709)   (2,460,819)   (173,456)      (382,131)
Benefit payments                      (542,037)             -              -      (542,037)            -           -              -
Surrenders                         (15,066,657)    (1,529,928)    (3,447,763)   (7,887,081)   (1,567,128)    (33,331)      (601,426)
Net transfers among divisions
  (including the loan division
  and guaranteed interest
  division in the general
  account)                              91,435     (5,513,893)    13,797,533   (17,535,989)    2,140,348   1,919,235      5,284,201
Other                                  231,958         45,648         34,663       146,782       (17,068)     12,762          9,171
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------
Increase from principal
  transactions                     126,108,091        520,848     25,793,595    78,369,379    10,866,056   3,036,830      7,521,383
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

Total increase in net assets       216,272,862      6,629,231     55,085,879   126,159,814    15,007,658   4,487,178      8,903,102

Net assets at beginning of year    305,030,106     47,067,751     54,428,521   168,285,929    29,630,753   1,816,999      3,800,153
                                 ------------- -------------- -------------- ------------- ------------- ----------- --------------

Net assets at end of year         $521,302,968    $53,696,982   $109,514,400  $294,445,743   $44,638,411  $6,304,177    $12,703,255
                                 ============= ============== ============== ============= ============= =========== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 133

                        Security Life Separate Account L1

                          Year Ended December 31, 1999



                                                                              NB
                                             --------------------------------------------------------------------------
                                                      Total          Limited
                                                        NB        Maturity Bond           Growth             Partners
                                             ------------------ ---------------  ------------------  ------------------

INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)                        $ 1,752,701     $   802,897         $   382,777         $   567,027
Net realized gains (losses) on
   investments                                          557,950        (293,615)            318,964             532,601
Net unrealized gains (losses) on
   investments                                        3,797,732        (423,477)          3,714,218             506,991
                                             ------------------ ---------------  ------------------  ------------------
Increase in net assets from
   operations                                         6,108,383          85,805           4,415,959           1,606,619
                                             ------------------ ---------------  ------------------  ------------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                          9,691,552       2,691,658           1,968,259           5,031,635
Cost of insurance and
   administrative charges                            (2,172,531)       (532,487)           (382,030)         (1,258,014)
Benefit payments
Surrenders                                           (1,529,928)     (1,033,731)           (175,255)           (320,942)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                              (5,513,893)     (5,610,959)         (1,798,195)          1,895,261
Other                                                    45,648          22,193              21,256               2,199
                                             ------------------ ---------------  ------------------  ------------------
Increase from principal
   transactions                                         520,848      (4,463,326)           (365,965)          5,350,139
                                             ------------------ ---------------  ------------------  ------------------

Total increase in net assets                          6,629,231      (4,377,521)          4,049,994           6,956,758

Net assets at beginning of year                      47,067,751      15,578,349           9,026,160          22,463,242
                                             ------------------ ---------------  ------------------  ------------------

Net assets at end of year                           $53,696,982     $11,200,828         $13,076,154         $29,420,000
                                             ================== ===============  ==================  ==================


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 134

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                           ALGER
                                      ------------------------------------------------------------------------------------------
                                                             American           American                           American
                                            Total              Small             MidCap           American         Leveraged
                                            Alger         Capitalization         Growth            Growth           AllCap
                                      ------------------ -----------------  ----------------  ---------------- -----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                $  6,768,070       $ 2,058,314       $ 1,547,583       $ 2,530,830       $   631,343
Net realized gains (losses) on
   investments                                 5,023,269            94,825           322,974         2,007,625         2,597,845
Net unrealized gains (losses) on
   investments                                17,500,945         5,993,398         2,015,333         4,584,649         4,907,565
                                      ------------------ -----------------  ----------------  ---------------- -----------------
Increase in net assets from
   operations                                 29,292,284         8,146,537         3,885,890         9,123,104         8,136,753
                                      ------------------ -----------------  ----------------  ---------------- -----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                  19,246,531         4,618,903         3,508,936         7,654,291         3,464,401
Cost of insurance and
   administrative charges                     (3,837,369)         (957,053)         (661,896)       (1,597,077)         (621,343)
Benefit payments
Surrenders                                    (3,447,763)         (986,740)         (286,174)       (1,594,894)         (579,955)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                       13,797,533         1,461,610         1,637,697         4,904,801         5,793,425
Other                                             34,663            (6,873)          (17,173)          (10,341)           69,050
                                      ------------------ -----------------  ----------------  ---------------- -----------------
Increase from principal
   transactions                               25,793,595         4,129,847         4,181,390         9,356,780         8,125,578
                                      ------------------ -----------------  ----------------  ---------------- -----------------

Total increase in net assets                  55,085,879        12,276,384         8,067,280        18,479,884        16,262,331

Net assets at beginning of year               54,428,521        15,503,371         9,220,207        22,903,614         6,801,329
                                      ------------------ -----------------  ----------------  ---------------- -----------------

Net assets at end of year                   $109,514,400       $27,779,755       $17,287,487       $41,383,498       $23,063,660
                                      ================== =================  ================  ================ =================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 135

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                        FIDELITY
                                  -----------------------------------------------------------------------------------------------
                                       Total           Asset                                         Money
                                     Fidelity         Manager         Growth        Overseas         Market         Index 500
                                  --------------- --------------- -------------- --------------- --------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)        $   6,279,181     $   714,882    $ 3,199,633     $   631,807    $ 1,089,493      $    643,366
Net realized gains (losses) on
   investments                         11,358,812         122,474      7,459,882         553,230              -         3,223,226
Net unrealized gains (losses) on
   investments                         30,152,442         316,538      3,509,953       8,740,414              -        17,585,537
                                  --------------- --------------- -------------- --------------- --------------  ----------------
Increase in net assets from
   operations                          47,790,435       1,153,894     14,169,468       9,925,451      1,089,493        21,452,129
                                  --------------- --------------- -------------- --------------- --------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                          115,810,413       3,791,052      9,969,268       5,963,624     62,143,060        33,943,409
Cost of insurance and
   administrative charges             (11,622,709)       (604,489)    (1,912,531)     (1,071,163)    (2,273,369)       (5,761,157)
Benefit payments                         (542,037)              -              -               -       (542,037)                -
Surrenders                             (7,887,081)       (641,428)    (1,308,922)     (1,227,419)    (1,281,819)       (3,427,493)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               (17,535,989)       (349,280)     4,285,808         788,107    (42,741,942)       20,481,318
Other                                     146,782           3,430         54,597          23,794         (8,230)           73,191
                                  --------------- --------------- -------------- --------------- --------------  ----------------
Increase from principal
   transactions                        78,369,379       2,199,285     11,088,220       4,476,943     15,295,663        45,309,268
                                  --------------- --------------- -------------- --------------- --------------  ----------------

Total increase in net assets          126,159,814       3,353,179     25,257,688      14,402,394     16,385,156        66,761,397

Net assets at beginning of year       168,285,929      10,237,279     32,900,142      20,581,887     18,412,252        86,154,369
                                  --------------- --------------- -------------- --------------- --------------  ----------------

Net assets at end of year            $294,445,743     $13,590,458    $58,157,830     $34,984,281    $34,797,408      $152,915,766
                                  =============== =============== ============== =============== ==============  ================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 136

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                         INVESCO
                                         ------------------------------------------------------------------------------------------
                                            Total           Total          Equity                                      Small Company
                                           INVESCO         Return          Income        High Yield       Utilities       Growth
                                         ----------- --------------- --------------- ---------------  -------------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $   911,565     $   204,816     $   154,625      $  553,193      $   13,269     $  (14,338)
Net realized gains (losses) on
   investments                             1,094,239         286,623         506,767        (241,611)        304,911        237,549
Net unrealized gains (losses) on
   investments                             2,135,798        (923,083)        965,264         379,005         179,598      1,535,014
                                         ----------- --------------- --------------- ---------------  -------------- --------------
Increase (decrease) in net assets from
   operations                              4,141,602        (431,644)      1,626,656         690,587         497,778      1,758,225
                                         ----------- --------------- --------------- ---------------  -------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              12,770,723       4,580,034       4,374,844       1,987,501       1,127,118        701,226
Cost of insurance and
   administrative charges                 (2,460,819)       (764,047)       (922,117)       (471,532)       (198,877)      (104,246)
Benefit payments
Surrenders                                (1,567,128)       (239,246)       (333,959)       (155,182)       (820,016)       (18,725)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    2,140,348        (854,496)        643,961        (518,177)      1,491,088      1,377,972
Other                                        (17,068)         (9,279)        (21,837)          4,698           3,264          6,086
                                         ----------- --------------- --------------- ---------------  -------------- --------------
Increase from principal
   transactions                           10,866,056       2,712,966       3,740,892         847,308       1,602,577      1,962,313
                                         ----------- --------------- --------------- ---------------  -------------- --------------

Total increase in net assets              15,007,658       2,281,322       5,367,548       1,537,895       2,100,355      3,720,538

Net assets at beginning of year           29,630,753       8,105,328      10,853,005       7,882,782       2,040,960        748,678
                                         ----------- --------------- --------------- ---------------  -------------- --------------

Net assets at end of year                $44,638,411     $10,386,650     $16,220,553      $9,420,677      $4,141,315     $4,469,216
                                         =========== =============== =============== ===============  ============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 137

                        Security Life Separate Account L1

                          Year Ended December 31, 1999





                                                                            VAN ECK
                                          ---------------------------------------------------------------------------------
                                                             Worldwide                        Worldwide        Worldwide
                                               Total           Hard           Worldwide        Emerging          Real
                                              Van Eck         Assets            Bond           Markets          Estate
                                          --------------- ---------------  --------------- ---------------- ---------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                   $    3,012      $    3,939         $  9,896       $  (10,886)       $     63
Net realized gains (losses) on
   investments                                     73,144        (313,009)         (25,853)         410,384           1,622
Net unrealized gains (losses) on
   investments                                  1,374,192         592,123           (9,920)         809,962         (17,973)
                                          --------------- ---------------  --------------- ---------------- ---------------
Increase (decrease) in net assets from
   operations                                   1,450,348         283,053          (25,877)       1,209,460         (16,288)
                                          --------------- ---------------  --------------- ---------------- ---------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                    1,311,620         441,045          253,322          416,537         200,716
Cost of insurance and
   administrative charges                        (173,456)        (86,064)         (17,509)         (56,532)        (13,351)
Benefit payments
Surrenders                                        (33,331)        (23,325)               -           (5,545)         (4,461)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                         1,919,235         602,367          (80,721)       1,091,100         306,489
Other                                              12,762          15,247             (819)          (2,117)            451
                                          --------------- ---------------  --------------- ---------------- ---------------
Increase from principal
   transactions                                 3,036,830         949,270          154,273        1,443,443         489,844
                                          --------------- ---------------  --------------- ---------------- ---------------

Total increase in net assets                    4,487,178       1,232,323          128,396        2,652,903         473,556

Net assets at beginning of year                 1,816,999       1,073,755          205,807          461,156          76,281
                                          --------------- ---------------  --------------- ---------------- ---------------

Net assets at end of year                      $6,304,177      $2,306,078         $334,203       $3,114,059        $549,837
                                          =============== ===============  =============== ================ ===============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 138

                        Security Life Separate Account L1

                          Year Ended December 31, 1999




                                                          AIM
                                        --------------------------------------
                                            Total      Capital      Government
                                             AIM     Appreciation   Securities
                                        ------------ ------------- -----------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $   260,755    $   94,178  $  166,577
Net realized gains (losses) on
   investments                                84,032        92,256      (8,224)
Net unrealized gains (losses) on
   investments                             1,036,932     1,257,369    (220,437)
                                        ------------ ------------- -----------
Increase (decrease) in net assets from
   operations                              1,381,719     1,443,803     (62,084)
                                        ------------ ------------- -----------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               3,211,568     1,497,094   1,714,474
Cost of insurance and
   administrative charges                   (382,131)     (216,619)   (165,512)
Benefit payments
Surrenders                                  (601,426)      (18,584)   (582,842)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                    5,284,201     1,391,719   3,892,482
Other                                          9,171         7,073       2,098
                                        ------------ ------------- -----------
Increase from principal
   transactions                            7,521,383     2,660,683   4,860,700
                                        ------------ ------------- -----------

Total increase in net assets               8,903,102     4,104,486   4,798,616

Net assets at beginning of year            3,800,153     1,204,436   2,595,717
                                        ------------ ------------- -----------

Net assets at end of year                $12,703,255    $5,308,922  $7,394,333
                                        ============ ============= ===========

See accompanying notes.

--------------------------------------------------------------------------------
Variable Survivorship                 139

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1998



                                      Total
                                       All           Total        Total         Total          Total        Total       Total
                                    Divisions         NB          Alger        Fidelity       INVESCO      Van Eck       AIM
                                    ------------ ----------------------------------------- ------------- ------------------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)        $ 16,007,172   $ 3,982,203   $ 4,326,660  $  5,972,694   $ 1,463,539   $  178,227  $   83,849
Net realized gains (losses) on
   investments                         8,536,274       347,823     1,685,294     6,403,348       355,780     (260,570)      4,599
Net unrealized gains (losses) on
   investments                        18,766,977    (2,323,636)    5,825,800    15,230,082       248,681     (368,037)    154,087
                                    ------------ ----------------------------------------- ------------- ------------------------
Increase (decrease) in net assets
   from operations                    43,310,423     2,006,390    11,837,754    27,606,124     2,068,000     (450,380)    242,535
                                    ------------ ----------------------------------------- ------------- ------------------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                         128,820,440    12,563,792    13,089,164    92,335,231     8,092,294      875,501   1,864,458
Cost of insurance and
   administrative charges            (14,458,798)   (2,063,802)   (2,525,683)   (8,200,381)   (1,481,570)    (108,634)    (78,728)
Benefit payments                        (306,862)      (11,220)      (26,492)     (259,989)       (9,161)           -           -
Surrenders                           (10,842,736)     (725,767)     (859,454)   (8,654,377)     (586,533)     (15,198)     (1,407)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)               (3,936,799)    8,461,193     4,831,250   (25,231,056)    6,011,967      216,552   1,773,295
Other                                    (41,582)      (87,331)      (18,626)       54,208         9,107        1,060           -
                                    ------------ ----------------------------------------- ------------- ------------------------
Increase (decrease) from principal
   transactions                       99,233,663    18,136,865    14,490,159    50,043,636    12,036,104      969,281   3,557,618
                                    ------------ ----------------------------------------- ------------- ------------------------

Total increase (decrease) in net
   assets                            142,544,086    20,143,255    26,327,913    77,649,760    14,104,104      518,901   3,800,153

Net assets at beginning of year      162,486,020    26,924,496    28,100,608    90,636,169    15,526,649    1,298,098           -
                                    ------------ ----------------------------------------- ------------- ------------------------

Net assets at end of year           $305,030,106   $47,067,751   $54,428,521  $168,285,929   $29,630,753   $1,816,999  $3,800,153
                                    ============ ========================================= ============= ========================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 140

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                                              NB
                                          -----------------------------------------------------------------------------------------
                                                Total             Limited                           Government
                                                 NB            Maturity Bond         Growth           Income          Partners
                                          ----------------- ------------------- ---------------- ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $ 3,982,203         $   322,085       $1,526,449         $133,352       $ 2,000,317
Net realized gains (losses) on
   investments                                      347,823              10,003         (264,148)         (53,894)          655,862
Net unrealized gains (losses) on
   investments                                   (2,323,636)             59,369          (81,576)         (60,954)       (2,240,475)
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) in net assets
   from operations                                2,006,390             391,457        1,180,725           18,504           415,704
                                          ----------------- ------------------- ---------------- ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                     12,563,792           3,839,599        2,578,265           31,593         6,114,335
Cost of insurance and
   administrative charges                        (2,063,802)           (492,782)        (393,894)         (14,839)       (1,162,287)
Benefit payments                                    (11,220)                  -                -                -           (11,220)
Surrenders                                         (725,767)            (15,922)        (419,497)          (3,243)         (287,105)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           8,461,193           5,212,588          513,663         (894,126)        3,629,068
Other                                               (87,331)            (31,757)           3,226          (31,566)          (27,234)
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) from principal
   transactions                                  18,136,865           8,511,726        2,281,763         (912,181)        8,255,557
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Total increase (decrease) in net assets          20,143,255           8,903,183        3,462,488         (893,677)        8,671,261

Net assets at beginning of year                  26,924,496           6,675,166        5,563,672          893,677        13,791,981
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Net assets at end of year                       $47,067,751         $15,578,349       $9,026,160         $      -       $22,463,242
                                          ================= =================== ================ ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 141

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                           ALGER
                                          ----------------------------------------------------------------------------------------
                                                                 American         American                            American
                                                Total             Small            MidCap           American         Leveraged
                                                Alger         Capitalization       Growth            Growth            AllCap
                                          ----------------- ------------------ ---------------  ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $ 4,326,660        $ 1,585,785      $  539,729       $ 2,083,336        $  117,810
Net realized gains (losses) on
   investments                                    1,685,294            186,963         316,932           915,872           265,527
Net unrealized gains (losses) on
   investments                                    5,825,800            166,990       1,022,340         3,099,428         1,537,042
                                          ----------------- ------------------ ---------------  ----------------  ----------------
Increase (decrease) in net assets
   from operations                               11,837,754          1,939,738       1,879,001         6,098,636         1,920,379
                                          ----------------- ------------------ ---------------  ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                     13,089,164          4,154,774       2,573,424         5,298,963         1,062,003
Cost of insurance and
   administrative charges                        (2,525,683)          (803,988)       (473,224)         (989,260)         (259,211)
Benefit payments                                    (26,492)           (14,248)        (12,244)                -                 -
Surrenders                                         (859,454)          (196,345)       (376,263)         (216,867)          (69,979)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           4,831,250            (35,168)        528,261         3,094,366         1,243,791
Other                                               (18,626)              (504)        (14,286)            1,597            (5,433)
                                          ----------------- ------------------ ---------------  ----------------  ----------------
Increase (decrease) from principal
   transactions                                  14,490,159          3,104,521       2,225,668         7,188,799         1,971,171
                                          ----------------- ------------------ ---------------  ----------------  ----------------

Total increase (decrease) in net assets          26,327,913          5,044,259       4,104,669        13,287,435         3,891,550

Net assets at beginning of year                  28,100,608         10,459,112       5,115,538         9,616,179         2,909,779
                                          ----------------- ------------------ ---------------  ----------------  ----------------

Net assets at end of year                       $54,428,521        $15,503,371      $9,220,207       $22,903,614        $6,801,329
                                          ================= ================== ===============  ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 142

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                        FIDELITY
                                      ---------------------------------------------------------------------------------------------
                                           Total           Asset                                          Money
                                         Fidelity         Manager         Growth         Overseas        Market        Index 500
                                      ---------------  -------------- --------------- -------------- --------------- --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $  5,972,694     $   745,317     $ 2,480,616    $   886,122     $   713,205    $ 1,147,434
Net realized gains (losses) on
   investments                              6,403,348          20,247       1,534,000        298,379               -      4,550,722
Net unrealized gains (losses) on
   investments                             15,230,082         315,702       4,444,805        707,398               -      9,762,177
                                      ---------------  -------------- --------------- -------------- --------------- --------------
Increase (decrease) in net assets
   from operations                         27,606,124       1,081,266       8,459,421      1,891,899         713,205     15,460,333
                                      ---------------  -------------- --------------- -------------- --------------- --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                               92,335,231       2,713,832       8,443,426      5,709,711      55,421,815     20,046,447
Cost of insurance and
   administrative charges                  (8,200,381)       (490,838)     (1,358,671)      (939,010)     (1,769,895)    (3,641,967)
Benefit payments                             (259,989)              -          (8,890)        (8,379)       (240,733)        (1,987)
Surrenders                                 (8,654,377)       (652,157)     (2,494,098)      (438,536)     (2,335,262)    (2,734,324)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (25,231,056)      1,440,884       1,798,160      2,169,798     (48,429,964)    17,790,066
Other                                          54,208           7,219         (14,128)       (29,375)         39,827         50,665
                                      ---------------  -------------- --------------- -------------- --------------- --------------
Increase (decrease) from principal
   transactions                            50,043,636       3,018,940       6,365,799      6,464,209       2,685,788     31,508,900
                                      ---------------  -------------- --------------- -------------- --------------- --------------

Total increase (decrease) in net assets    77,649,760       4,100,206      14,825,220      8,356,108       3,398,993     46,969,233

Net assets at beginning of year            90,636,169       6,137,073      18,074,922     12,225,779      15,013,259     39,185,136
                                      ---------------  -------------- --------------- -------------- --------------- --------------

Net assets at end of year                $168,285,929     $10,237,279     $32,900,142    $20,581,887     $18,412,252    $86,154,369
                                      ===============  ============== =============== ============== =============== ==============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 143

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         INVESCO
                                     --------------------------------------------------------------------------------------------
                                                                                                                        Small
                                         Total           Total          Equity                                         Company
                                        INVESCO          Return         Income         High Yield      Utilities       Growth
                                     --------------  -------------- ---------------  -------------- --------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 1,463,539      $  271,636     $   453,496      $   720,665     $   18,328      $   (586)
Net realized gains (losses) on
   investments                              355,780         136,473         342,342        (151,382)         35,245        (6,898)
Net unrealized gains (losses) on
   investments                              248,681          73,689         359,519        (541,125)        282,500        74,098
                                     --------------  -------------- ---------------  -------------- --------------- -------------
Increase (decrease) in net assets
   from operations                        2,068,000         481,798       1,155,357          28,158         336,073        66,614
                                     --------------  -------------- ---------------  -------------- --------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                              8,092,294       2,104,849       3,170,236       2,297,048         435,105        85,056
Cost of insurance and
   administrative charges                (1,481,570)       (425,176)       (567,563)       (389,895)        (87,692)      (11,244)
Benefit payments                             (9,161)              -          (9,161)              -               -             -
Surrenders                                 (586,533)        (56,509)       (192,220)       (329,292)         (8,210)         (302)
Net transfers among divisions
   (including the loan division and
   Guaranteed interest division in
   the general account)                   6,011,967       2,955,200       1,315,595         931,519         201,017       608,636
Other                                         9,107             556          22,617         (18,840)          4,856           (82)
                                     --------------  -------------- ---------------  -------------- --------------- -------------
Increase (decrease) from principal
   transactions                          12,036,104       4,578,920       3,739,504       2,490,540         545,076       682,064
                                     --------------  -------------- ---------------  -------------- --------------- -------------

Total increase (decrease) in net assets  14,104,104       5,060,718       4,894,861       2,518,698         881,149       748,678

Net assets at beginning of year          15,526,649       3,044,610       5,958,144       5,364,084       1,159,811             -
                                     --------------  -------------- ---------------  -------------- --------------- -------------

Net assets at end of year               $29,630,753      $8,105,328     $10,853,005      $7,882,782      $2,040,960      $748,678
                                     ==============  ============== ===============  ============== =============== =============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 144

                        Security Life Separate Account L1

                          Year Ended December 31, 1998





                                                                         VAN ECK
                                     --------------------------------------------------------------------------------------------
                                                                        Worldwide                       Worldwide      Worldwide
                                          Total         Worldwide          Hard         Worldwide       Emerging         Real
                                         Van Eck         Balanced         Assets          Bonds         Markets         Estate
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)              $  178,227       $  44,624       $  135,776       $   (212)     $  (1,736)      $  (225)
Net realized gains (losses) on
   investments                              (260,570)          4,682         (162,110)           130       (101,436)       (1,836)
Net unrealized gains (losses) on
   investments                              (368,037)        (23,403)        (395,698)         3,953         47,140           (29)
                                     ---------------  -------------- ---------------- -------------- -------------- -------------
Increase (decrease) in net assets
   from operations                          (450,380)         25,903         (422,032)         3,871        (56,032)       (2,090)
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 875,501          (1,347)         571,430        129,336        137,102        38,980
Cost of insurance and
   administrative charges                   (108,634)         (9,423)         (86,867)        (1,544)        (7,777)       (3,023)
Benefit payments                                   -               -                -              0              0             0
Surrenders                                   (15,198)         (3,105)         (11,871)             0              0          (222)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      216,552        (399,466)         111,286         74,151        387,960        42,621
Other                                          1,060              90            1,059             (7)           (97)           15
                                     ---------------  -------------- ---------------- -------------- -------------- -------------
Increase (decrease) from principal
   transactions                              969,281        (413,251)         585,037        201,936        517,188        78,371
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

Total increase (decrease) in net assets      518,901        (387,348)         163,005        205,807        461,156        76,281

Net assets at beginning of year            1,298,098         387,348          910,750              -              -             -
                                     ---------------  -------------- ---------------- -------------- -------------- -------------

Net assets at end of year                 $1,816,999       $       -       $1,073,755       $205,807      $ 461,156       $76,281
                                     ===============  ============== ================ ============== ============== =============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 145

                        Security Life Separate Account L1

                          Year Ended December 31, 1998




                                                              AIM
                                         --------------------------------------
                                             Total      Capital     Government
                                              AIM     Appreciation  Securities
                                         ------------ ------------ ------------

INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment income (loss)               $   83,849   $   24,053   $   59,796
Net realized gains (losses) on
   investments                                  4,599       (3,315)       7,914
Net unrealized gains (losses) on
   investments                                154,087      119,225       34,862
                                         ------------ ------------ ------------
Increase (decrease) in net assets
   from operations                            242,535      139,963      102,572
                                         ------------ ------------ ------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                1,864,458      329,635    1,534,823
Cost of insurance and
   administrative charges                     (78,728)     (28,940)     (49,788)
Benefit payments                                    -            -            -
Surrenders                                     (1,407)      (1,407)           -
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                     1,773,295      765,185    1,008,110
Other                                               -            -            -
                                         ------------ ------------ ------------
Increase (decrease) from principal
   transactions                             3,557,618    1,064,473    2,493,145
                                         ------------ ------------ ------------

Total increase (decrease) in net assets     3,800,153    1,204,436    2,595,717

Net assets at beginning of year                     -            -            -
                                         ------------ ------------ ------------

Net assets at end of year                  $3,800,153   $1,204,436   $2,595,717
                                         ============ ============ ============


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 146

                        Security Life Separate Account L1

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997



                                          Total
                                           All            Total          Total           Total           Total          Total
                                        Divisions           NB           Alger          Fidelity        INVESCO        Van Eck
                                        ------------  -------------- --------------  -------------- --------------- -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $  3,345,072     $   543,430    $   181,965     $ 1,633,324     $   972,193    $   14,160
Net realized gains (losses) on
   investments                             3,199,375         406,286        894,818       1,320,426         523,956        53,889
Net unrealized gains (losses) on
   investments                            10,643,150       2,273,595      1,647,989       6,476,412         298,662       (53,508)
                                        ------------  -------------- --------------  -------------- --------------- -------------
Increase (decrease) in net assets from
   operations                             17,187,597       3,223,311      2,724,772       9,430,162       1,794,811        14,541
                                        ------------  -------------- --------------  -------------- --------------- -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             104,747,260       5,555,766      6,944,048      89,309,110       2,683,620       254,716
Cost of insurance and
   administrative charges                 (8,284,944)       (957,887)    (1,466,664)     (5,155,026)       (614,145)      (91,222)
Benefit payments                            (406,386)        (20,591)       (63,369)       (322,263)           (163)            -
Surrenders                                (1,977,696)       (146,698)      (412,252)     (1,294,484)       (112,699)      (11,563)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                   (6,642,529)      8,721,432      9,006,938     (32,708,946)      7,796,299       541,748
Other                                          5,891           9,817         11,046         (21,999)         11,180        (4,153)
                                        ------------  -------------- --------------  -------------- --------------- -------------
Increase (decrease) from principal
   transactions                           87,441,596      13,161,839     14,019,747      49,806,392       9,764,092       689,526
                                        ------------  -------------- --------------  -------------- --------------- -------------

Total increase (decrease) in net assets  104,629,193      16,385,150     16,744,519      59,236,554      11,558,903       704,067

Net assets at beginning of year           57,856,827      10,539,346     11,356,089      31,399,615       3,967,746       594,031
                                        ------------  -------------- --------------  -------------- --------------- -------------

Net assets at end of year               $162,486,020     $26,924,496    $28,100,608     $90,636,169     $15,526,649    $1,298,098
                                        ============  ============== ==============  ============== =============== =============



See accompanying notes.



--------------------------------------------------------------------------------
Variable Survivorship                 147

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                              NB
                                          -----------------------------------------------------------------------------------------
                                                Total             Limited                           Government
                                                 NB            Maturity Bond         Growth           Income           Partners
                                          ----------------- ------------------- ---------------- ----------------  ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   543,430          $  122,942       $  158,538      $    61,720       $   200,230
Net realized gains (losses) on
   investments                                      406,286             (20,056)          14,997           25,762           385,583
Net unrealized gains (losses) on
   investments                                    2,273,595             159,151          533,906           26,882         1,553,656
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) in net assets from
   operations                                     3,223,311             262,037          707,441          114,364         2,139,469
                                          ----------------- ------------------- ---------------- ----------------  ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      5,555,766           1,332,125        1,158,704          324,257         2,740,680
Cost of insurance and
   administrative charges                          (957,887)           (163,472)        (219,117)         (62,075)         (513,223)
Benefit payments                                    (20,591)                  -                -                -           (20,591)
Surrenders                                         (146,698)             (3,761)         (71,838)            (792)          (70,307)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           8,721,432           2,758,363        2,141,068       (1,023,987)        4,845,988
Other                                                 9,817              (2,202)          11,700           (6,404)            6,723
                                          ----------------- ------------------- ---------------- ----------------  ----------------
Increase (decrease) from principal
   transactions                                  13,161,839           3,921,053        3,020,517         (769,001)        6,989,270
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Total increase (decrease)  in net assets         16,385,150           4,183,090        3,727,958         (654,637)        9,128,739

Net assets at beginning of year                  10,539,346           2,492,076        1,835,714        1,548,314         4,663,242
                                          ----------------- ------------------- ---------------- ----------------  ----------------

Net assets at end of year                       $26,924,496          $6,675,166       $5,563,672      $   893,677       $13,791,981
                                          ================= =================== ================ ================  ================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 148

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                           ALGER
                                          --------------------------------------------------------------------------------------
                                                                 American         American                          American
                                                Total             Small            MidCap          American        Leveraged
                                                Alger         Capitalization       Growth           Growth           AllCap
                                          ----------------- ------------------ ---------------  --------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   181,965        $   167,785      $   27,807       $      376       $  (14,003)
Net realized gains (losses) on
   investments                                      894,818            114,651         228,363          237,727          314,077
Net unrealized gains (losses) on
   investments                                    1,647,989            483,518         246,489          970,056          (52,074)
                                          ----------------- ------------------ ---------------  --------------- ----------------
Increase (decrease) in net assets from
   operations                                     2,724,772            765,954         502,659        1,208,159          248,000
                                          ----------------- ------------------ ---------------  --------------- ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      6,944,048          2,630,863       1,276,492        2,334,377          702,316
Cost of insurance and
   administrative charges                        (1,466,664)          (526,742)       (299,891)        (479,902)        (160,129)
Benefit payments                                    (63,369)                 -         (62,593)            (776)               -
Surrenders                                         (412,252)          (255,386)        (74,317)         (58,850)         (23,699)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           9,006,938          3,518,384       1,419,061        2,796,911        1,272,582
Other                                                11,046             (6,069)         19,072            2,082           (4,039)
                                          ----------------- ------------------ ---------------  --------------- ----------------
Increase (decrease) from principal
   transactions                                  14,019,747          5,361,050       2,277,824        4,593,842        1,787,031
                                          ----------------- ------------------ ---------------  --------------- ----------------

Total increase (decrease) in net assets          16,744,519          6,127,004       2,780,483        5,802,001        2,035,031

Net assets at beginning of year                  11,356,089          4,332,108       2,335,055        3,814,178          874,748
                                          ----------------- ------------------ ---------------  --------------- ----------------

Net assets at end of year                       $28,100,608        $10,459,112      $5,115,538       $9,616,179       $2,909,779
                                          ================= ================== ===============  =============== ================



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 149

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                        FIDELITY
                                     -------------------------------------------------------------------------------------------
                                         Total           Asset                                        Money
                                        Fidelity        Manager        Growth         Overseas        Market        Index 500
                                     --------------  ------------- --------------  -------------- --------------  --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)            $ 1,633,324     $  177,599    $   183,570     $   391,160    $   657,285     $   223,710
Net realized gains (losses) on
   investments                            1,320,426         33,000        662,436         332,544              -         292,446
Net unrealized gains (losses) on
   investments                            6,476,412        350,408      1,347,793        (305,456)             -       5,083,667
                                        -----------  ------------- --------------  -------------- --------------  --------------
Increase (decrease) in net assets from
   operations                             9,430,162        561,007      2,193,799         418,248        657,285       5,599,823
                                        -----------  ------------- --------------  -------------- --------------  --------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                             89,309,110      2,162,759      4,558,270       2,410,373     73,366,740       6,810,968
Cost of insurance and
   administrative charges                (5,155,026)      (242,289)      (813,161)       (525,615)    (2,213,630)     (1,360,331)
Benefit payments                           (322,263)       (20,969)          (548)         (1,233)      (257,371)        (42,142)
Surrenders                               (1,294,484)       (92,218)      (135,829)        (91,869)      (870,621)       (103,947)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                 (32,708,946)     2,215,879      5,219,755       5,730,183    (63,929,591)     18,054,828
Other                                       (21,999)         7,567          3,217          10,563        (35,219)         (8,127)
                                        -----------  ------------- --------------  -------------- --------------  --------------
Increase (decrease) from principal
   transactions                          49,806,392      4,030,729      8,831,704       7,532,402      6,060,308      23,351,249
                                        -----------  ------------- --------------  -------------- --------------  --------------

Total increase (decrease) in net assets  59,236,554      4,591,736     11,025,503       7,950,650      6,717,593      28,951,072

Net assets at beginning of year          31,399,615      1,545,337      7,049,419       4,275,129      8,295,666      10,234,064
                                        -----------  ------------- --------------  -------------- --------------  --------------

Net assets at end of year               $90,636,169     $6,137,073    $18,074,922     $12,225,779    $15,013,259     $39,185,136
                                        ===========  ============= ==============  ============== ==============  ==============



See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 150

                        Security Life Separate Account L1

                          Year Ended December 31, 1997





                                                                         INVESCO
                                          -----------------------------------------------------------------------------------
                                                Total            Total           Equity
                                               INVESCO           Return          Income         High Yield      Utilities
                                          ----------------- ---------------- ---------------  -------------- ----------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                    $   972,193       $   63,540      $  389,851      $  495,891       $   22,911
Net realized gains (losses) on
   investments                                      523,956           46,241         116,951         269,799           90,965
Net unrealized gains (losses) on
   investments                                      298,662          203,429         324,767        (253,231)          23,697
                                          ----------------- ---------------- ---------------  -------------- ----------------
Increase (decrease) in net assets from
   operations                                     1,794,811          313,210         831,569         512,459          137,573
                                          ----------------- ---------------- ---------------  -------------- ----------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                      2,683,620          517,831       1,250,551         835,890           79,348
Cost of insurance and
   administrative charges                          (614,145)        (133,107)       (266,208)       (177,612)         (37,218)
Benefit payments                                       (163)               -               -            (163)               -
Surrenders                                         (112,699)         (28,672)        (37,810)         (9,783)         (36,434)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                           7,796,299        1,498,300       2,804,344       2,695,587          798,068
Other                                                11,180            2,581           6,081           2,305              213
                                          ----------------- ---------------- ---------------  -------------- ----------------
Increase (decrease) from principal
   transactions                                   9,764,092        1,856,933       3,756,958       3,346,224          803,977
                                          ----------------- ---------------- ---------------  -------------- ----------------

Total increase (decrease) in net assets          11,558,903        2,170,143       4,588,527       3,858,683          941,550

Net assets at beginning of year                   3,967,746          874,467       1,369,617       1,505,401          218,261
                                          ----------------- ---------------- ---------------  -------------- ----------------

Net assets at end of year                       $15,526,649       $3,044,610      $5,958,144      $5,364,084       $1,159,811
                                          ================= ================ ===============  ============== ================


See accompanying notes.


--------------------------------------------------------------------------------
Variable Survivorship                 151

                        Security Life Separate Account L1

                          Year Ended December 31, 1997




                                                            VAN ECK
                                         --------------------------------------
                                                                     Worldwide
                                           Total       Worldwide       Hard
                                          Van Eck      Balanced       Assets
                                         ----------- -----------  -------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)             $    14,160    $  5,677       $  8,483
Net realized gains (losses) on
   investments                                53,889      37,785         16,104
Net unrealized gains (losses) on
   investments                               (53,508)      4,122        (57,630)
                                         ----------- -----------  -------------
Increase (decrease) in net assets from
   operations                                 14,541      47,584        (33,043)
                                         ----------- -----------  -------------

CHANGES FROM PRINCIPAL
   TRANSACTIONS
Net premiums                                 254,716      65,167        189,549
Cost of insurance and
   administrative charges                    (91,222)    (44,774)       (46,448)
Benefit payments                                   -           -              -
Surrenders                                   (11,563)     (7,995)        (3,568)
Net transfers among divisions
   (including the loan division and
   guaranteed interest division in
   the general account)                      541,748        (120)       541,868
Other                                         (4,153)       (319)        (3,834)
                                         ----------- -----------  -------------
Increase (decrease) from principal
   transactions                              689,526      11,959        677,567
                                         ----------- -----------  -------------

Total increase (decrease) in net assets      704,067      59,543        644,524

Net assets at beginning of year              594,031     327,805        266,226
                                         ----------- -----------  -------------

Net assets at end of year                 $1,298,098    $387,348       $910,750
                                         =========== ===========  =============


See accompanying notes.

--------------------------------------------------------------------------------
Variable Survivorship                 152

                        Security Life Separate Account L1

                          Notes to Financial Statements

                                December 31, 1999


NOTE A. ORGANIZATION

Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

The Separate Account supports the operations of the FirstLine Variable Universal Life, FirstLine II Variable Universal Life, Strategic Advantage Variable Universal Life, Strategic Advantage II Variable Universal Life, and Variable Survivorship Universal Life policies ("Variable Universal Life Policies") offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be used to satisfy liabilities arising out of any other operations of the Company.

As of December 31, 1999, the Separate Account offered twenty-three investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:

PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)

Neuberger Berman Management Incorporated (NB)
     Neuberger Berman Limited Maturity Bond Portfolio
     Neuberger Berman Growth Portfolio
     Neuberger Berman Partners Portfolio

Fred Alger Management, Inc. (Alger)
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio

Fidelity Management & Research Company (Fidelity)
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio

--------------------------------------------------------------------------------
Variable Survivorship                 153

                        Security Life Separate Account L1

     NOTE A. ORGANIZATION (CONTINUED)

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Equity Income Portfolio (formerly known as "INVESCO VIF
         Industrial Income Portfolio")
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio
     INVESCO VIF Small Company Growth Portfolio

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Hard Assets Portfolio (formerly known as "Van Eck Gold and Natural Resources Portfolio")
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio


AIM Advisors, Inc. (AIM)
     AIM VI--Capital Appreciation Portfolio
     AIM VI--Government Securities Portfolio

Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger Berman Government Income Portfolio and the Van Eck Worldwide Balanced Portfolio stopped accepting new investments. These divisions were discontinued during 1998.

Effective February 19, 1998, six new divisions became available to the policyholders for investment in the following funds:

Van Eck Associates Corporation (Van Eck)
     Van Eck Worldwide Bond Portfolio
     Van Eck Worldwide Emerging Markets Portfolio
     Van Eck Worldwide Real Estate Portfolio

AIM Advisors, Inc. (AIM)
     AIM VI--Capital Appreciation Portfolio
     AIM VI--Government Securities Portfolio

INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Small Company Growth Portfolio

--------------------------------------------------------------------------------
Variable Survivorship                 154

                        Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)

The Variable Universal Life Policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The Variable Universal Life Policies also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division ("GID") in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The significant accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:

INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from sales transactions are reported using the first-in, first-out ("FIFO") method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.

VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.



--------------------------------------------------------------------------------
Variable Survivorship                 155

                        Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions, is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the years ended December 31, 1999, 1998 and 1997 were $2,908,885, $1,740,661, and $813,630, respectively.

POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.


















--------------------------------------------------------------------------------
Variable Survivorship                 156

                        Security Life Separate Account L1

NOTE C. INVESTMENTS

Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges for the years ended December 31, 1999, 1998 and 1997 were $20,649,015, $14,458,798, and $8,284,944, respectively.
Dividends made by the Funds are reinvested in the Funds.

The following is a summary of Fund shares owned as of December 31, 1999:


                                                  NUMBER               NET               VALUE
                                                    OF                ASSET            OF SHARES           COST OF
                   FUND                           SHARES              VALUE            AT MARKET            SHARES
-------------------------------------------  -----------------  ------------------ ------------------ ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                           845,960.694              $13.24       $ 11,200,520       $ 11,380,242
   Growth                                          350,585.486              $37.27         13,066,321          8,836,640
   Partners                                      1,493,418.911              $19.64         29,330,747         28,931,311

Fred Alger Management, Inc.:
   American Small Capitalization                   503,139.614              $55.15         27,748,150         21,103,331
   American MidCap Growth                          536,166.146              $32.23         17,280,636         13,903,676
   American Growth                                 642,460.430              $64.38         41,361,603         32,482,027
   American Leveraged AllCap                       397,806.619              $57.97         23,060,850         16,645,127

Fidelity Management & Research Co.:
   Asset Manager                                   727,657.184              $18.67         13,585,360         12,533,037
   Growth                                        1,058,669.574              $54.93         58,152,709         48,588,495
   Overseas                                      1,271,285.820              $27.44         34,884,083         25,474,948
   Money Market                                 34,799,038.450               $1.00         34,799,038         34,799,038
   Index 500                                       913,352.492             $167.41        152,904,343        119,231,939

INVESCO Funds Group, Inc.:
   Total Return                                    666,657.538              $15.58         10,386,525         11,019,270
   Equity Income                                   770,554.123              $21.01         16,189,342         14,534,380
   High Yield                                      818,379.460              $11.51          9,419,547          9,910,525
   Utilities                                       197,458.930              $20.97          4,140,713          3,647,584
   Small Company Growth                            200,033.388              $22.01          4,402,735          2,793,624

Van Eck Associates Corporation:
   Worldwide Hard Assets                           210,388.243              $10.96          2,305,855          2,157,787
   Worldwide Bond                                   31,407.502              $10.69            335,746            341,712
   Worldwide Emerging Markets                      215,083.218              $14.26          3,067,087          2,209,985
   Worldwide Real Estate                            60,091.435               $9.15            549,837            567,839

AIM Advisors, Inc.:
   Capital Appreciation                            149,210.483              $35.58          5,308,909          3,932,316
   Government Securities                           695,609.783              $10.63          7,394,332          7,579,908
                                                                                   ------------------ ------------------

Total                                                                                    $520,874,988       $432,604,741
                                                                                   ================== ==================


--------------------------------------------------------------------------------
Variable Survivorship                 157

                        Security Life Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)

For the year ended December 31, 1999, the cost of purchases (plus reinvested dividends) and sales of investments are as follows:


                                                 BEGINNING                                                   END
                   FUND                           OF YEAR           PURCHASES            SALES             OF YEAR
-------------------------------------------  ----------------- ------------------- ------------------ ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          $ 15,334,595        $  6,135,221      $ (10,089,574)      $ 11,380,242
   Growth                                            8,510,696           5,560,097         (5,234,153)         8,836,640
   Partners                                         22,570,797           9,683,589         (3,323,075)        28,931,311

Fred Alger Management, Inc.:
   American Small Capitalization                    14,851,950          14,105,718         (7,854,337)        21,103,331
   American MidCap Growth                            7,858,579           7,048,332         (1,003,235)        13,903,676
   American Growth                                  18,608,688          18,809,746         (4,936,407)        32,482,027
   American Leveraged AllCap                         5,293,171          16,455,429         (5,103,473)        16,645,127

Fidelity Management & Research Co.:
   Asset Manager                                     9,501,494           7,672,857         (4,641,314)        12,533,037
   Growth                                           26,845,882          67,064,022        (45,321,409)        48,588,495
   Overseas                                         19,913,166          15,724,213        (10,162,431)        25,474,948
   Money Market                                     18,412,252         113,113,411        (96,726,625)        34,799,038
   Index 500                                        70,067,500          54,287,747         (5,123,308)       119,231,939

INVESCO Funds Group, Inc.:
   Total Return                                      7,814,990           5,666,870         (2,462,590)        11,019,270
   Equity Income                                    10,163,306           6,427,991         (2,056,917)        14,534,380
   High Yield                                        8,752,765           4,424,859         (3,267,099)         9,910,525
   Utilities                                         1,727,429           2,817,915           (897,760)         3,647,584
   Small Company Growth                                674,581           2,769,372           (650,329)         2,793,624

Van Eck Associates Corporation:
   Worldwide Hard Assets                             1,517,809           2,248,842         (1,608,864)         2,157,787
   Worldwide Bond                                      201,853             461,651           (321,792)           341,712
   Worldwide Emerging Markets                          414,017           5,282,900         (3,486,932)         2,209,985
   Worldwide Real Estate                                76,310             592,249           (100,720)           567,839

AIM Advisors, Inc.
   Capital Appreciation                              1,085,211           3,341,733           (494,628)         3,932,316
   Government Securities                             2,560,855           7,659,984         (2,640,931)         7,579,908
                                             ----------------- ------------------- ------------------ ------------------

Total                                             $272,757,896        $377,354,748      $(217,507,903)      $432,604,741
                                             ================= =================== ================== ==================

Aggregate proceeds from sales of investments for the year ended December 31, 1999 were $235,699,349.



--------------------------------------------------------------------------------
Variable Survivorship                 158

                        Security Life Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS

The Variable Universal Life policies provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.

NOTE E. POLICY LOANS

The Variable Universal Life policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time of borrowing against the policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division in the Company's General Account to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.

NOTE F. FEDERAL INCOME TAXES

The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.








--------------------------------------------------------------------------------
Variable Survivorship                 159

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS

The following schedule summarizes the changes in divisional units for the year ended December 31, 1999:


                                                                                      (DECREASE)
                                                                                         FOR
                                               OUTSTANDING         INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING       FOR PAYMENTS         AND OTHER             AT END
                 DIVISION                        OF YEAR           RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------- -----------------  ----------------- -------------------- ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                        1,245,559.121        421,349.898        (777,749.415)        889,159.604
   Growth                                         447,486.376        233,319.969        (246,467.977)        434,338.368
   Partners                                       986,298.018        385,667.451        (159,832.021)      1,212,133.448

Fred Alger Management, Inc.:
   American Small Capitalization                  838,692.418        603,898.891        (386,833.825)      1,055,757.484
   American MidCap Growth                         402,532.472        225,361.191         (51,155.349)        576,738.314
   American Growth                                923,696.066        585,374.403        (251,698.832)      1,257,371.637
   American Leveraged AllCap                      221,642.446        410,084.371        (206,445.718)        425,281.099

Fidelity Management & Research Co.:
   Asset Manager                                  600,255.213        393,745.577        (271,282.884)        722,717.906
   Growth                                       1,293,480.338      2,233,512.279      (1,850,755.971)      1,676,236.646
   Overseas                                     1,429,659.907        963,512.218        (676,554.498)      1,716,617.627
   Money Market                                 1,526,404.399      9,068,762.545      (7,831,518.647)      2,763,648.297
   Index 500                                    3,215,990.519      1,840,375.191        (283,881.113)      4,772,484.597

INVESCO Funds Group, Inc.:
   Total Return                                   450,557.216        300,554.107        (148,923.709)        602,187.614
   Equity Income                                  473,616.752        252,971.948        (105,540.763)        621,047.937
   High Yield                                     486,858.648        226,071.484        (176,066.186)        536,863.946
   Utilities                                      110,379.616        140,069.045         (61,038.677)        189,409.984
   Small Company Growth                            67,506.441        210,114.805         (65,118.036)        212,503.210

Van Eck Associates Corporation:
   Worldwide Hard Assets                          132,513.824        246,466.322        (142,007.717)        236,972.429
   Worldwide Bond                                  18,656.317         43,237.412         (28,779.651)         33,114.078
   Worldwide Emerging Markets                      67,354.295        582,654.548        (421,189.648)        228,819.195
   Worldwide Real Estate                            8,765.232         67,514.147         (11,312.206)         64,967.173

AIM Advisors, Inc.:
   Capital Appreciation                           105,457.867        263,795.629         (45,407.464)        323,846.032
   Government Securities                          246,150.062        723,064.769        (253,309.682)        715,905.149


--------------------------------------------------------------------------------
Variable Survivorship                 160

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1998:


                                                                                      (DECREASE)
                                                                                         FOR
                                              OUTSTANDING          INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING       FOR PAYMENTS         AND OTHER             AT END
                 DIVISION                       OF YEAR            RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------ ------------------ ------------------- ------------------  ------------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          552,985.394         801,233.327      (108,659.600)       1,245,559.121
   Growth                                         316,146.084         250,854.619      (119,514.327)         447,486.376
   Government Income                               75,811.559              58.537       (75,870.096)                   -
   Partners                                       626,285.721         455,096.290       (95,083.993)         986,298.018

Fred Alger Management, Inc.:
   American Small Capitalization                  648,733.740         333,770.247      (143,811.569)         838,692.418
   American MidCap Growth                         288,809.482         167,037.228       (53,314.238)         402,532.472
   American Growth                                569,990.309         442,313.190       (88,607.433)         923,696.066
   American Leveraged AllCap                      148,542.639         102,168.282       (29,068.475)         221,642.446

Fidelity Management & Research Co.:
   Asset Manager                                  410,906.106         270,972.780       (81,623.673)         600,255.213
   Growth                                         983,842.388         614,542.294      (304,904.344)       1,293,480.338
   Overseas                                       950,328.899         861,220.218      (381,889.210)       1,429,659.907
   Money Market                                 1,303,059.881       5,059,561.984    (4,836,217.466)       1,526,404.399
   Index 500                                    1,863,056.104       1,617,935.444      (265,001.029)       3,215,990.519

INVESCO Funds Group, Inc.:
   Total Return                                   184,042.238         307,178.543       (40,663.565)         450,557.216
   Equity Income                                  297,553.033         216,644.366       (40,580.647)         473,616.752
   High Yield                                     333,501.857         283,205.205      (129,848.414)         486,858.648
   Utilities                                       78,118.685          41,701.114        (9,440.183)         110,379.616
   Small Company Growth                                     -          71,535.065        (4,028.624)          67,506.441

Van Eck Associates Corporation:
   Worldwide Balanced                              32,139.282             190.627       (32,329.909)                   -
   Worldwide Hard Assets                           77,046.773          68,491.375       (13,024.324)         132,513.824
   Worldwide Bond                                           -          18,882.425          (226.108)          18,656.317
   Worldwide Emerging Markets                               -         105,064.405       (37,710.110)          67,354.295
   Worldwide Real Estate                                    -           9,848.072        (1,082.840)           8,765.232

AIM Advisors, Inc.:
   Capital Appreciation                                     -         108,895.839        (3,437.972)         105,457.867
   Government Securities                                    -         261,432.015       (15,281.953)         246,150.062




--------------------------------------------------------------------------------
Variable Survivorship                 161

                        Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)

The following schedule summarizes the changes in divisional units for the year ended December 31, 1997:


                                                                                       (DECREASE)
                                                                                          FOR
                                               OUTSTANDING          INCREASE          WITHDRAWALS         OUTSTANDING
                                              AT BEGINNING        FOR PAYMENTS         AND OTHER            AT END
                 DIVISION                        OF YEAR            RECEIVED           DEDUCTIONS           OF YEAR
------------------------------------------- -----------------  ------------------ -------------------- -----------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                          218,725.891         334,572.082            (312.579)       552,985.394
   Growth                                         133,567.983         187,433.957          (4,855.856)       316,146.084
   Government Income                              142,773.403          30,012.660         (96,974.504)        75,811.559
   Partners                                       275,892.457         354,159.052          (3,765.788)       626,285.721

Fred Alger Management, Inc.:
   American Small Capitalization                  297,073.322         368,659.345         (16,998.927)       648,733.740
   American MidCap Growth                         150,480.473         143,410.236          (5,081.227)       288,809.482
   American Growth                                282,175.287         292,019.948          (4,204.926)       569,990.309
   American Leveraged AllCap                       53,044.470          96,743.489          (1,245.320)       148,542.639

Fidelity Management & Research Co.:
   Asset Manager                                  123,908.168         294,115.342          (7,117.404)       410,906.106
   Growth                                         470,285.667         522,440.765          (8,884.044)       983,842.388
   Overseas                                       367,948.109         589,863.772          (7,482.982)       950,328.899
   Money Market                                   753,707.969       6,017,484.702      (5,468,132.790)     1,303,059.881
   Index 500                                      640,890.650       1,227,420.261          (5,254.807)     1,863,056.104

INVESCO Funds Group, Inc.:
   Total Return                                    64,490.483         121,436.060          (1,884.305)       184,042.238
   Equity Income                                   87,035.356         212,619.908          (2,102.231)       297,553.033
   High Yield                                     108,999.107         225,144.290            (641.540)       333,501.857
   Utilities                                       18,008.490          63,007.328          (2,897.133)        78,118.685

Van Eck Associates Corporation:
   Worldwide Balanced                              29,808.787           5,838.562          (3,508.067)        32,139.282
   Worldwide Hard Assets                           21,966.093          55,323.208            (242.528)        77,046.773





--------------------------------------------------------------------------------
Variable Survivorship                 162

                        Security Life Separate Account L1

NOTE H. NET ASSETS

Net assets at December 31, 1999 consisted of the following:


                                                                           ACCUMULATED          NET
                                                          ACCUMULATED     NET REALIZED      UNREALIZED
                                                          INVESTMENT          GAINS            GAINS
                                         PRINCIPAL          INCOME         (LOSSES) ON      (LOSSES) ON
              DIVISION                 TRANSACTIONS         (LOSS)         INVESTMENTS      INVESTMENTS     NET ASSETS
------------------------------------ -----------------  --------------- ----------------- --------------- ---------------

Neuberger Berman Management Inc.:
   Limited Maturity Bond                  $ 10,334,928      $ 1,357,452       $ (311,830)     $ (179,722)    $ 11,200,828
   Growth                                    6,662,216        2,132,968            51,289       4,229,681      13,076,154
   Partners                                 24,515,009        2,799,524         1,706,031         399,436      29,420,000

Fred Alger Management, Inc.:
   American Small Capitalization            16,912,254        3,798,599           424,083       6,644,819      27,779,755
   American MidCap Growth                   10,911,311        2,117,608           881,608       3,376,960      17,287,487
   American Growth                          24,684,957        4,633,321         3,185,644       8,879,576      41,383,498
   American Leveraged AllCap                12,723,008          733,681         3,191,248       6,415,723      23,063,660

Fidelity Management & Research Co.:
   Asset Manager                            10,710,354        1,643,524           184,257       1,052,323      13,590,458
   Growth                                   32,968,928        5,944,777         9,679,911       9,564,214      58,157,830
   Overseas                                 22,436,070        1,918,003         1,221,073       9,409,135      34,984,281
   Money Market                             32,057,869        2,739,539                 -               -      34,797,408
   Index 500                               108,954,555        2,164,790         8,124,017      33,672,404     152,915,766

INVESCO Funds Group, Inc.:
   Total Return                              9,954,690          564,724           499,981       (632,745)      10,386,650
   Equity Income                            12,471,276        1,096,169           998,146       1,654,962      16,220,553
   High Yield                                8,030,598        1,920,186          (39,129)       (490,978)       9,420,677
   Utilities                                 3,156,961           58,753           432,472         493,129       4,141,315
   Small Company Growth                      2,644,377         (14,924)           230,652       1,609,111       4,469,216

Van Eck Associates Corporation:
   Worldwide Hard Assets                     2,458,760          148,762         (449,512)         148,068       2,306,078
   Worldwide Bond                              356,209            9,684          (25,724)         (5,966)         334,203
   Worldwide Emerging Markets                1,960,631         (12,622)           308,948         857,102       3,114,059
   Worldwide Real Estate                       568,214            (162)             (213)        (18,002)         549,837

AIM Advisors, Inc.:
   Capital Appreciation                      3,725,157          118,230            88,942       1,376,593       5,308,922
   Government Securities                     7,353,846          226,373             (310)       (185,576)       7,394,333

                                     -----------------  --------------- ----------------- --------------- ---------------
Total                                     $366,552,178      $36,098,959       $30,381,584     $88,270,247    $521,302,968
                                     =================  =============== ================= =============== ===============


--------------------------------------------------------------------------------
Variable Survivorship                 163

                                   APPENDIX A

                                 FACTORS FOR THE
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                           FOR A LIFE INSURANCE POLICY


Attained                       Attained                        Attained                       Attained
 Age of                         Age of                          Age of                         Age of
Younger                         Younger                        Younger                         Younger
Insured          Factor         Insured          Factor        Insured          Factor         Insured        Factor

   0              2.50            25             2.50             50            1.85             75             1.05
   1              2.50            26             2.50             51            1.78             76             1.05
   2              2.50            27             2.50             52            1.71             77             1.05
   3              2.50            28             2.50             53            1.64             78             1.05
   4              2.50            29             2.50             54            1.57             79             1.05

   5              2.50            30             2.50             55            1.50             80             1.05
   6              2.50            31             2.50             56            1.46             81             1.05
   7              2.50            32             2.50             57            1.42             82             1.05
   8              2.50            33             2.50             58            1.38             83             1.05
   9              2.50            34             2.50             59            1.34             84             1.05

   10             2.50            35             2.50             60            1.30             85             1.05
   11             2.50            36             2.50             61            1.28             86             1.05
   12             2.50            37             2.50             62            1.26             87             1.05
   13             2.50            38             2.50             63            1.24             88             1.05
   14             2.50            39             2.50             64            1.22             89             1.05

   15             2.50            40             2.50             65            1.20             90             1.05
   16             2.50            41             2.43             66            1.19             91             1.04
   17             2.50            42             2.36             67            1.18             92             1.03
   18             2.50            43             2.29             68            1.17             93             1.02
   19             2.50            44             2.22             69            1.16             94             1.01

   20             2.50            45             2.15             70            1.15             95             1.00
   21             2.50            46             2.09             71            1.13             96             1.00
   22             2.50            47             2.03             72            1.11             97             1.00
   23             2.50            48             1.97             73            1.09             98             1.00
   24             2.50            49             1.91             74            1.07             99             1.00

                                                                                                 100            1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Variable Survivorship                  164

                                   APPENDIX B

                         ENHANCED DEATH BENEFIT CORRIDOR
                                 FACTORS FOR THE
                   GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST
                           FOR A LIFE INSURANCE POLICY


Attained                       Attained                        Attained                       Attained
 Age of                         Age of                          Age of                         Age of
Younger                         Younger                        Younger                         Younger
Insured          Factor         Insured         Factor         Insured         Factor          Insured        Factor

   0              2.50            25             2.50             50            1.85             75             1.05
   1              2.50            26             2.50             51            1.78             76             1.05
   2              2.50            27             2.50             52            1.71             77             1.05
   3              2.50            28             2.50             53            1.64             78             1.05
   4              2.50            29             2.50             54            1.57             79             1.09

   5              2.50            30             2.50             55            1.50             80             1.14
   6              2.50            31             2.50             56            1.46             81             1.18
   7              2.50            32             2.50             57            1.42             82             1.22
   8              2.50            33             2.50             58            1.38             83             1.26
   9              2.50            34             2.50             59            1.34             84             1.31

   10             2.50            35             2.50             60            1.30             85             1.35
   11             2.50            36             2.50             61            1.28             86             1.33
   12             2.50            37             2.50             62            1.26             87             1.31
   13             2.50            38             2.50             63            1.24             88             1.29
   14             2.50            39             2.50             64            1.22             89             1.27

   15             2.50            40             2.50             65            1.20             90             1.26
   16             2.50            41             2.43             66            1.19             91             1.24
   17             2.50            42             2.36             67            1.18             92             1.22
   18             2.50            43             2.29             68            1.17             93             1.19
   19             2.50            44             2.22             69            1.16             94             1.16

   20             2.50            45             2.15             70            1.15             95             1.12
   21             2.50            46             2.09             71            1.13             96             1.11
   22             2.50            47             2.03             72            1.11             97             1.09
   23             2.50            48             1.97             73            1.09             98             1.06
   24             2.50            49             1.91             74            1.07             99             1.03

                                                                                                 100            1.00

THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

--------------------------------------------------------------------------------
Variable Survivorship                  165

                                   APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE


The following hypothetical illustrations demonstrate how the actual investment experience of each variable investment option of the separate account affects the cash surrender value, account value and death benefit of a policy. These hypothetical illustrations are based on the actual historical return of each portfolio as if a policy had been issued on the date indicated. Each portfolio's annual total return is based on the total return calculated for each fiscal year. These annual total return figures reflect the net portfolio's management fees after any voluntary waiver and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $13,000 annual premium, received at the beginning of each year, for a hypothetical policy with a $1,000,000 stated death benefit, the guideline premium test, death benefit option 1, issued to a preferred, nonsmoker male, age 50 and a preferred, nonsmoker female, age
50. It is assumed that all premiums are allocated to the variable investment option illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of premium payments and the use of other policy features, such as policy loans, would affect individual policy benefits.

The amounts shown for the cash surrender values, account values and death benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the separate account for mortality and expense risks, and each portfolio's charges and expenses. SEE CHARGES, DEDUCTIONS AND REFUNDS, PAGE 45. This prospectus also contains illustrations based on assumed rates of return. SEE ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, CASH SURRENDER VALUES AND ACCUMULATED
PREMIUMS, PAGE
55.

Past performance is not an indication of future results. Actual investment results may be more or less than those shown in the hypothetical illustrations.

--------------------------------------------------------------------------------
Variable Survivorship                  166

                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


AIM V.I. CAPITAL APPRECIATION FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94            2.50%                2,151            11,036      1,000,000
12/31/95           35.69%               20,673            29,559      1,000,000
12/31/96           17.58%               38,171            47,056      1,000,000
12/31/97           13.51%               56,208            65,093      1,000,000
12/31/98           19.30%               80,917            89,802      1,000,000
12/31/99           44.61%              137,752           144,860      1,000,000

AIM V.I. GOVERNMENT SECURITIES FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94           -3.73%                1,450            10,335      1,000,000
12/31/95           15.56%               15,397            24,282      1,000,000
12/31/96            2.29%               26,616            35,501      1,000,000
12/31/97            8.16%               40,703            49,589      1,000,000
12/31/98            7.66%               55,522            64,407      1,000,000
12/31/99           -1.32%               66,660            73,768      1,000,000

ALGER AMERICAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            4.14%                2,336            11,221      1,000,000
12/31/91           40.39%               21,976            30,861      1,000,000
12/31/92           12.38%               37,516            46,401      1,000,000
12/31/93           22.47%               60,600            69,485      1,000,000
12/31/94            1.45%               71,811            80,696      1,000,000
12/31/95           36.37%              117,130           124,238      1,000,000
12/31/96           13.35%              146,812           152,143      1,000,000
12/31/97           25.75%              200,125           203,679      1,000,000
12/31/98           48.07%              313,916           315,693      1,000,000
12/31/99           33.74%              433,782           433,782      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  167

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96           12.04%                3,226            12,111      1,000,000
12/31/97           19.68%               18,394            27,279      1,000,000
12/31/98           57.83%               50,930            59,815      1,000,000
12/31/99           78.06%              116,164           125,049      1,000,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/94           -1.54%                1,696            10,581      1,000,000
12/31/95           44.45%               21,969            30,854      1,000,000
12/31/96           11.90%               37,307            46,192      1,000,000
12/31/97           15.01%               56,090            64,976      1,000,000
12/31/98           30.30%               89,105            97,990      1,000,000
12/31/99           31.85%              135,628           142,736      1,000,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.71%                2,851            11,736      1,000,000
12/31/91           57.54%               26,627            35,512      1,000,000
12/31/92            3.55%               38,604            47,490      1,000,000
12/31/93           13.28%               56,563            65,448      1,000,000
12/31/94           -4.38%               63,307            72,192      1,000,000
12/31/95           44.31%              112,220           119,329      1,000,000
12/31/96            4.18%              129,375           134,706      1,000,000
12/31/97           11.39%              157,507           161,061      1,000,000
12/31/98           15.53%              195,502           197,280      1,000,000
12/31/99           43.42%              296,614           296,614      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  168

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


FIDELITY VIP GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90          -11.73%                  550             9,435      1,000,000
12/31/91           45.51%               20,544            29,430      1,000,000
12/31/92            9.32%               34,683            43,568      1,000,000
12/31/93           19.37%               55,467            64,353      1,000,000
12/31/94           -0.02%               65,539            74,424      1,000,000
12/31/95           35.36%              107,776           114,885      1,000,000
12/31/96           14.71%              137,993           143,324      1,000,000
12/31/97           23.48%              185,625           189,179      1,000,000
12/31/98           39.49%              275,500           277,277      1,000,000
12/31/99           37.44%              393,379           393,379      1,000,000

FIDELITY VIP MONEY MARKET PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.04%                2,775            11,660      1,000,000
12/31/91            6.09%               14,757            23,642      1,000,000
12/31/92            3.90%               26,524            35,409      1,000,000
12/31/93            3.23%               38,321            47,206      1,000,000
12/31/94            4.25%               50,997            59,883      1,000,000
12/31/95            5.87%               67,323            74,432      1,000,000
12/31/96            5.41%               83,988            89,319      1,000,000
12/31/97            5.51%              101,428           104,983      1,000,000
12/31/98            5.46%              119,533           121,310      1,000,000
12/31/99            5.17%              137,995           137,995      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  169

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


FIDELITY VIP OVERSEAS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           -1.67%                1,681            10,567      1,000,000
12/31/91            8.00%               14,020            22,905      1,000,000
12/31/92          -10.72%               20,807            29,693      1,000,000
12/31/93           37.35%               46,339            55,224      1,000,000
12/31/94            1.72%               57,626            66,511      1,000,000
12/31/95            9.74%               77,289            84,397      1,000,000
12/31/96           13.15%              101,787           107,118      1,000,000
12/31/97           11.56%              127,198           130,752      1,000,000
12/31/98           12.81%              156,896           158,673      1,000,000
12/31/99           42.55%              240,169           240,169      1,000,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            6.72%                2,626            11,512      1,000,000
12/31/91           22.56%               18,334            27,219      1,000,000
12/31/92           11.71%               33,197            42,082      1,000,000
12/31/93           21.23%               54,692            63,577      1,000,000
12/31/94           -6.09%               60,262            69,147      1,000,000
12/31/95           16.96%               85,943            93,051      1,000,000
12/31/96           14.60%              113,014           118,345      1,000,000
12/31/97           20.65%              151,354           154,908      1,000,000
12/31/98           15.05%              187,651           189,428      1,000,000
12/31/99           11.09%              220,932           220,932      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  170

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


FIDELITY VIP II INDEX 500 PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/93            9.74%                2,967            11,852      1,000,000
12/31/94            1.04%               13,798            22,683      1,000,000
12/31/95           37.19%               36,761            45,646      1,000,000
12/31/96           22.82%               59,880            68,765      1,000,000
12/31/97           32.82%               96,010           104,895      1,000,000
12/31/98           28.31%              140,573           147,682      1,000,000
12/31/99           20.51%              184,511           189,842      1,000,000

INVESCO VIF-EQUITY INCOME FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           29.25%                5,169            14,054      1,000,000
12/31/96           22.28%               21,357            30,243      1,000,000
12/31/97           28.17%               43,336            52,221      1,000,000
12/31/98           15.30%               63,157            72,042      1,000,000
12/31/99           14.84%               85,458            94,343      1,000,000

INVESCO VIF-HIGH YIELD FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           19.76%                4,097            12,982      1,000,000
12/31/96           16.59%               18,683            27,568      1,000,000
12/31/97           17.33%               35,751            44,636      1,000,000
12/31/98            1.42%               46,773            55,659      1,000,000
12/31/99            9.20%               63,033            71,918      1,000,000

INVESCO VIF-SMALL COMPANY GROWTH FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98           16.38%                3,716            12,601      1,000,000
12/31/99           91.06%               35,965            44,850      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  171

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


INVESCO VIF-TOTAL RETURN FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           22.79%                4,439            13,325      1,000,000
12/31/96           12.18%               17,999            26,885      1,000,000
12/31/97           22.91%               37,070            45,955      1,000,000
12/31/98            9.56%               52,724            61,609      1,000,000
12/31/99           -3.40%               60,371            69,257      1,000,000

INVESCO VIF-UTILITIES FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95            9.08%                2,892            11,778      1,000,000
12/31/96           12.76%               16,410            25,295      1,000,000
12/31/97           23.41%               35,312            44,197      1,000,000
12/31/98           25.48%               59,578            68,463      1,000,000
12/31/99           19.13%               84,773            93,658      1,000,000

NEUBERGER BERMAN GROWTH PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           -8.19%                  948             9,833      1,000,000
12/31/91           29.73%               17,800            26,685      1,000,000
12/31/92            9.54%               31,787            40,672      1,000,000
12/31/93            6.79%               45,550            54,435      1,000,000
12/31/94           -4.99%               52,455            61,340      1,000,000
12/31/95           31.73%               87,567            94,675      1,000,000
12/31/96            9.14%              109,105           114,436      1,000,000
12/31/97           29.01%              157,127           160,681      1,000,000
12/31/98           15.53%              195,066           196,843      1,000,000
12/31/99           50.40%              310,434           310,434      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  172

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

--------------------------------------------------------------------------------


NEUBERGER BERMAN LIMITED MATURITY BOND PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90            8.32%                2,807            11,692      1,000,000
12/31/91           11.34%               15,989            24,875      1,000,000
12/31/92            5.18%               28,254            37,139      1,000,000
12/31/93            6.63%               41,727            50,613      1,000,000
12/31/94           -0.15%               51,821            60,706      1,000,000
12/31/95           10.94%               71,825            78,933      1,000,000
12/31/96            4.31%               87,711            93,042      1,000,000
12/31/97            6.74%              106,605           110,159      1,000,000
12/31/98            4.39%              123,661           125,438      1,000,000
12/31/99            1.48%              137,289           137,289      1,000,000

NEUBERGER BERMAN PARTNERS PORTFOLIO
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/95           36.47%                5,985            14,871      1,000,000
12/31/96           29.57%               24,245            33,130      1,000,000
12/31/97           31.25%               48,369            57,254      1,000,000
12/31/98            4.21%               61,375            70,260      1,000,000
12/31/99            7.37%               77,382            86,267      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

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Variable Survivorship                  173

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

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VAN ECK WORLDWIDE BOND FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/90           11.25%                3,137            12,022      1,000,000
12/31/91           18.39%               17,989            26,874      1,000,000
12/31/92           -5.25%               26,394            35,279      1,000,000
12/31/93            7.79%               40,294            49,180      1,000,000
12/31/94           -1.32%               49,699            58,584      1,000,000
12/31/95           17.30%               73,915            81,023      1,000,000
12/31/96            2.53%               88,240            93,571      1,000,000
12/31/97            2.38%              102,617           106,172      1,000,000
12/31/98           12.75%              129,295           131,072      1,000,000
12/31/99           -7.82%              129,805           129,805      1,000,000

VAN ECK WORLDWIDE EMERGING MARKETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/96           26.82%                4,895            13,780      1,000,000
12/31/97          -11.61%               12,583            21,469      1,000,000
12/31/98          -34.15%               11,937            20,822      1,000,000
12/31/99          100.28%               54,333            63,218      1,000,000

VAN ECK WORLDWIDE HARD ASSETS FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/91           -2.93%                1,540            10,425      1,000,000
12/31/92           -4.09%               11,260            20,146      1,000,000
12/31/93           64.83%               41,942            50,827      1,000,000
12/31/94           -4.78%               49,187            58,072      1,000,000
12/31/95           10.99%               66,881            75,766      1,000,000
12/31/96           18.04%               94,565           101,674      1,000,000
12/31/97           -1.67%              104,541           109,872      1,000,000
12/31/98          -30.93%               79,064            82,618      1,000,000
12/31/99           21.00%              110,639           112,416      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.

--------------------------------------------------------------------------------
Variable Survivorship                  174

Nonsmoker Male Age 50 Preferred Risk Class
Nonsmoker Female Age 50 Preferred Risk Class              Death Benefit Option 1
Stated Death Benefit $1,000,000                           Annual Premium $13,000

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VAN ECK WORLDWIDE REAL ESTATE FUND
 Year           Annual Total        Cash Surrender        Account        Death
Ended:            Return*               Value              Value        Benefit
12/31/98         -11.35%                   593             9,478      1,000,000
12/31/99          -2.01%                10,788            19,673      1,000,000

The assumptions underlying these values are described in Performance Information, page 166.

* These annual total return figures reflect the portfolio's management fees and other operating expenses but do not reflect the policy level or separate account asset-based charges and deductions which, if reflected, would result in lower total return figures than those shown.
















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